As filed with the Securities and Exchange Commission on April 26, 2013

Registration No. 333-162245

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 7

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 216

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2013, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® 4 Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2013

This Prospectus describes interests in VENTURE® 4 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® 4 Variable Annuity Contract for the name of your issuing Company. Effective October 7, 2011, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Fundamental Holdings Trust Core Global Diversification Trust Core Strategy Trust Lifestyle Balanced Trust Lifestyle Conservative Trust	Lifestyle Growth Trust Lifestyle Moderate Trust Money Market Trust[1] Total Bond Market Trust B2 Ultra Short Term Bond Trust

[1]	Subject to restrictions (see “V. Description of the Contract – Purchase Payments – Restrictions on the Money Market Investment Option”).
[2]	Successor to Total Bond Market Trust A.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

0413:70309	Venture® 4 2013

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See “VI. Optional Benefits – Rider Fees.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life – Joint Life 1.11, the older Covered Person).

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See “VI. Optional Benefits – Annual Step-Up Death Benefit.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to “VI. Optional Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract—Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

1

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to “VI. Optional Benefits” for more details.

Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to “VI. Optional Benefits” for more details.

Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchase. Please refer to “VI. Optional Benefits” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to “VI. Optional Benefits” for more details.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life® 1.11 Series Riders: Both Income Plus For Life® 1.11 Riders – i.e., Income Plus For Life® 1.11 and Income Plus For Life – Joint Life® 1.11.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to “VI. Optional Benefits” for more details.

2

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “VI. Optional Benefits” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to “VI. Optional Benefits” for more details.

Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to “VI. Optional Benefits” for more details.

Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

3

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 1.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

4

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70  1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-Out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

The Contracts have an annual Contract fee of $30, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life® 1.11 Series Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options under the Contract.

Variable Investment Options. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolio may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

5

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® 1.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

Income Plus For Life® 1.11 Series Riders

The Income Plus For Life® 1.11 Series Riders (or “IPFL 1.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 1.11 Series Rider through your financial advisor’s authorized distributor. The IPFL 1.11 Series Riders were not available if you inherited a Contract issued as an IRA (see “VI. Optional Benefits – Availability of Guaranteed Minimum Withdrawal Benefit Riders”). You (or the applicable oldest “Covered Person”) must have been under age 81 in order to have purchased the Rider. If we issued you a Contract with an IPFL 1.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 1.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces to zero and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 1.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you make a withdrawal before the Lifetime Income Date, or

•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

6

You could lose benefits if your annual Withdrawal Amounts exceed the limits specified in the IPFL 1.11 Series Riders. We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 1.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept from a Financial Account Plan or a Payroll Plan, but we impose special limits on Additional Purchase Payments under Contracts issued with an IPFL 1.11 Series Rider.

Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 1.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. We also reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life 1.11 Series Rider in “VI. Optional Benefits.”)

Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased a GMWB Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or upon your death or a Co-Owner’s death, if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the spouse of the decedent and owned the IRA in your own name).

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59   1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

7

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

8

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® 4 Contract. These fees and expenses are more completely described in this Prospectus under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year and Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

1	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”).
2	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
3	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

9

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.50%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	1.65%
(With No Optional Riders Reflected)

Optional Benefits
Fees deducted from Separate Account[2]
Annual Step-Up Death Benefit Fee	0.20%

Total Annual Separate Account Expenses[4]	1.85%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

	Income Plus For Life 1.11[1]	Income Plus For Life – Joint Life 1.11[2]	Income Plus For Life 5.09[1,3]	Income Plus For Life – Joint Life 5.09[2,3]
Maximum Fee	1.20%	1.20%	1.20%	1.20%
Current Fee	1.00%	1.00%	0.90%	0.90%

[1]

The current charge for the Income Plus For Life® 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life 5.09 Rider is 0.90% of the Adjusted Benefit Base We reserve the right to increase either charge up to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.

[2]

The current charge for the Income Plus For Life – Joint Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life – Joint Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase either charge to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.

[3]	Only available on Contracts purchased prior to January 1, 2011.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012)

Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.50%	1.11%

10

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with Income Plus For Life® 1.11 and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$980	$1,680	$2,218	$4,619
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$428	$1,307	$2,218	$4,619

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$778	$1,075	$1,167	$2,503
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$221	$681	$1,167	$2,503

11

Portfolio Expenses

The following tables describe the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the tables.

The Portfolios available may be restricted if you purchased an Income Plus For Life® 1.11 Series Rider (see “VI. Optional Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

Core Fundamental Holdings

Series II	0.05%	0.55%	0.04%	0.42%	1.06%	0.00%	1.06%

Core Global Diversification

Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%

Core Strategy

Series II	0.05%	0.25%	0.03%	0.50%	0.83%	0.00%	0.83%

Lifestyle Balanced

Series II	0.04%	0.25%	0.02%	0.68%	0.99%	0.00%	0.99%

Lifestyle Conservative

Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%

Lifestyle Growth

Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%

Lifestyle Moderate

Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%

Money Market

Series II	0.47%	0.25%	0.03%	—	0.75%	0.00%	0.75%

Total Bond Market B

Series II2	0.47%	0.25%	0.04%	—	0.76%	-0.26%[3]	0.50%

Ultra Short Term Bond

Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Portfolio Operating Expenses.” The Total Portfolio Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	For Portfolios and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.
[3]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity Separate Accounts of John Hancock USA and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio’s “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2014 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the Separate Accounts and other persons specified in the agreement.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

12

IV. General Information about Us, the Separate Accounts and the

Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment

13

policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

14

Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund are posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Declaration Management & Research LLC
Total Bond Market Trust B (successor to Total Bond Market Trust A)	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

15

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Core Strategy Trust	Seeks long-term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and Portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and Portfolios which invest primarily in fixed-income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20% in Portfolios which invest primarily in equity securities.

16

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (Cont.)
Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in Portfolios which invest primarily in equity securities, and approximately 30% of its assets in Portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

17

V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a commingled account for multiple participants in a Qualified Plan.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see Appendix B: “Qualified Plan Types,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

18

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,

•	no automatic withdrawal program from your Contract is in effect, and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Please contact the Annuities Service Center to see if you are eligible to begin a Financial Account Plan or Payroll Plan.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become 70  1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

19

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

20

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

21

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $30 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a DCA Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not

22

guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® 4 variable annuity Contracts that do not have an IPFL 1.11 Series Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

23

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters — Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 1.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

24

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VIII. Federal Tax Matters — Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the

25

Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax

26

consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

27

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 1.11 Series Rider. We make one or more additional Annuity Options available if you purchase a Contract with one of our IPFL 1.11 Series Riders. If you purchase a Contract with an IPFL 1.11 Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with the IPFL 1.11 Rider. For the IPFL – Joint Life 1.11 Rider, this Annuity Option is available only if one Covered Person (see “VI. Optional Benefits”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 1.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with the IPFL – Joint Life 1.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 1.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Full Surrenders During the Pay-out Period. You may surrender your Contract after the Pay-out Period has begun only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

28

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.71%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by

29

converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Initial Inspection Period

Your Contract contains a “free look” provision that describes a right to review and cancel the Contract during an initial inspection period in order to receive a refund. The initial inspection period generally is 10 days from the date of delivery of a Contract, but may be for a longer period as required under applicable state insurance laws and regulations. The free look provision also describes where to return a Contract for cancellation, and the amount of the refund. In some instances, the provision could also describe the way we invested your initial Purchase Payment during the inspection period.

The Contracts described in this Prospectus are no longer offered and, as of the date of this Prospectus, the free look provision for your Contract should have expired and not be in effect.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits.”)

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

30

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

31

VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract: Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.

Guaranteed Minimum Withdrawal Benefit Riders

If available in your state and through your financial advisor’s authorized distributor, you may have selected one of the following guaranteed minimum withdrawal benefit (“GMWB”) Riders:

•	Income Plus For Life® 1.11; or

•	Income Plus For Life – Joint Life® 1.11.

Prior to January 1, 2011, you may have selected one of the following GMWB Riders:

•	Income Plus For Life® 5.09; or

•	Income Plus For Life – Joint Life® 5.09.

We use the term “Income Plus For Life Series Riders” in this Prospectus to refer to all four Income Plus For Life Riders, i.e., Income Plus For Life 5.09; Income Plus For Life – Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life – Joint Life 1.11.

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we permitted only one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Death Benefit Rider

You also may have selected an Annual Step-Up Death Benefit Rider.

We provide additional information about this optional benefit Rider following the sections on the GMWB Riders.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We also will deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life 5.09 Series Riders. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 5.09 or Income Plus For Life – Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life 1.11 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 1.11 or Income Plus For Life – Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

32

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Features of Income Plus For Life 5.09 Series Riders

Except for the fees described above, the features of the Income Plus For Life 5.09 Series Riders are identical to the features of the Income Plus For Life 1.11 Series Riders. Please refer to “Features of Income Plus For Life 1.11 Series Riders” below for all material details about both the Income Plus For Life 1.11 Series and the Income Plus For Life 5.09 Series Riders.

Features of Income Plus For Life 1.11 Series Riders

Covered Person(s)

The Income Plus For Life® 1.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 1.11) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 1.11).

Single Life Guarantee. For Income Plus For Life® 1.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the Contract ownership requirement and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Income Plus For Life – Joint Life® 1.11 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected an Income Plus For Life® 1.11 Series Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

•	you (and any other Covered Person) complied with the age restrictions we may impose for the Rider; and

•

if you intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must be the surviving spouse of the decedent and you must own the IRA in your own name.

You were allowed to elect to purchase an Income Plus For Life® 1.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

Age Restrictions. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life – Joint Life® 1.11 Rider) must have been under age 81 for you to have purchased a Rider.

Impact of Ownership Arrangements on the Availability of Income Plus For Life – Joint Life® 1.11 Riders. We issued an Income Plus For Life – Joint Life® 1.11 Rider only if your ownership arrangement permitted continuation of your Contract at death of the Owner.

We issued Income Plus For Life – Joint Life® 1.11 Riders if the spouses were co-Annuitants and under the following ownership arrangements:

•	In general, covered spouses should have been joint Owners, or one covered spouse should have been the Owner and the other covered spouse should have been named as the sole primary Beneficiary.

•	For non-natural person ownership designations, generally the covered spouses should have been the co-Beneficiaries.

•	For custodial IRAs and Qualified Plans, the surviving spouse must have been the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

33

We may have issued the Income Plus For Life – Joint Life® 1.11 Rider under certain other non-natural person ownership arrangements, provided the arrangement allowed for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. In certain states, however, we allowed civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life® 1.11 Series Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying these states the states currently recognizing same sex marriage or civil unions. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Restrictions on Additional Purchase Payments

If you purchased an Income Plus For Life® 1.11 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor for additional information.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

34

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 1.11 Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,

•	no automatic withdrawal program from your Contract is in effect, and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life 1.11 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life 1.11 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 1.11) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 1.11) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider’s Benefit Base and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” below for more information.

35

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for Income Plus For Life – Joint Life® 1.11) turns age 59   1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 1.11) turns age 59  1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base

The maximum Benefit Base at any time for an Income Plus For Life® 1.11 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age

Covered Person’s age during the Contract Year of the first withdrawal after the Lifetime Income Date	Income Plus For Life® 1.11	Income Plus For Life – Joint Life® 1.11

59 1/2 – 64	4.00%	3.75%

65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 1.11 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life® 1.11 Rider. Because there is a higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate shown applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life® 1.11) on the first withdrawal after the Lifetime Income Date.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 1.11 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because you turn age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% because you are over age 59 1/2 and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% because you turn age 65 during the Contract Year of the withdrawal.

With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under Income Plus For Life – Joint Life® 1.11) on the first withdrawal after the Lifetime Income Date.

36

Once you purchased a Rider, the Benefit Rate(s) in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.

Availability of Investment Options Under Income Plus For Life 1.11 Series Riders

Currently, the Investment Options available for Income Plus For Life 1.11 Series Riders are the same Investment Options available under the Contract. These Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

If you purchased a Contract with one of our Income Plus For Life® 1.11 Series Riders, we reserve the right to restrict in the future the individual Investment Options to which you may allocate your Contract Value.

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Fund, including any available DCA Fixed Investment Option, in connection with your selected Investment Options.

You should consult with your financial advisor to assist you in determining which available individual Investment Options are best suited for your financial needs and risk tolerance.

We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

37

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 1.11 Series Riders have the following Credit features:

•	Annual Credit Rate – 5%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life® 1.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 1.11 Rider and the younger Covered Person turns age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Step-Ups. The Income Plus For Life® 1.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated

38

guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this section).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life® 1.11 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life® 1.11 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 1.11 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 1.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

•

a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

39

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” below).

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 1.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 - $5,625, or $84,375.

Note: Withdrawals may be taxable and if made prior to age 59  1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life® 1.11 Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and, since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 - $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 1.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 1.11 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 - 10% × $110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 1.11 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” below. The Income Plus For Life® 1.11 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

40

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 1.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 1.11 Series Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 1.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in either the Income Plan (see “V. Description of

41

the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an Income Plus For Life® 1.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under an Income Plus For Life® 1.11 Series Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 1.11 Series Rider if:

•	you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies:

•

If the Settlement Phase begins after the Lifetime Income Date, at the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

42

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

Our Income Plus For Life® 1.11 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Income Plus For Life 1.11. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE 1.11:

1. Not the Covered Person	•	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

	•	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

	•	continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life 1.11 fee.

2. The Covered Person	•	ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 1.11 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 1.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 1.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

43

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 1.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 1.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 1.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 1.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 1.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 1.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 1.11 Series Rider once it is in effect. However, an Income Plus For Life® 1.11 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® 1.11) the death of the Covered Person;

•	(for Income Plus For Life – Joint Life 1.11) the death of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any exchange program that we may make available; or

•	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our age requirements (see below); and

•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

44

The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 75 (for California, Guam, Illinois and Puerto Rico the oldest Owner must have been under age 80) on the effective date of the Rider.

The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the oldest Owner’s 75 th birthday (the Contract Anniversary after the oldest Owner’s 80th birthday in California, Guam, Illinois and Puerto Rico), or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; or

(d)	the date the Owner is changed or the Contract is assigned, unless

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest because an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

45

VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 4 complete Contract Years. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other “free Withdrawal Amounts” described below, (iii) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract, or (iv) Purchase Payments that have been in the Contract more than 4 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.

We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

The	total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

Withdrawal Charge

(as percentage of Purchase Payments)

First Year	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year & Thereafter	0%

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from

46

other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59  1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

47

Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.50% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination is unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

48

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

49

VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the optional GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

50

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

51

the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below.

52

The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between spouses or a transfer to a former spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59  1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

53

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

54

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments:

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover of a distribution* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or a Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

55

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

56

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

57

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, or withdrawal, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

58

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

59

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

60

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional l Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

We do not accept requests for loans under Contracts intended for use with a retirement plan qualified under section 403(b) of the Code, even if permitted under your plan.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

61

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

62

IX. General Matters

Asset Allocation Services

We are aware that certain third parties offer Asset Allocation Services in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VI. Optional Benefits – Features of Income Plus For Life .1.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we

63

may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2012, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may have been motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

64

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders, and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same Sex Couples
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Account financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

65

Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $20,000 = $1,000.

•	The total withdrawal charge is $1,200 + $1,000 = $2,200.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free Withdrawal Amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = -$15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $5,000 = $45,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $15,000 = $750.

•	The total withdrawal charge is $1,200 + $750 = $1,950.

Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free Withdrawal Amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

c)	When the Contract is surrendered, we will calculate the free Withdrawal Amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = -$1,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $0 = $50,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 × $30,000 = $1,200.

•	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 × $20,000 = $1,000.

•	The total withdrawal charge is $1,200 + $1,000 = $2,200.

A-1

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® 4 Contracts with no optional benefit Riders; and

•	Venture® 4 Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture 4

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture 4 Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.810	16.350	12.500	—	—	—	—	—	—	—
Value at End of Year	—	15.810	16.350	—	—	—	—	—	—	—
No. of Units	—	464,848	315,365	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.726	16.295	12.500	—	—	—	—	—	—	—
Value at End of Year	—	15.726	16.295	—	—	—	—	—	—	—
No. of Units	—	47,000	36,622	—	—	—	—	—	—	—
No. of Units	—	67,715	44,347	—	—	—	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.412	16.537	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.412	16.537	—	—	—	—	—	—	—
No. of Units	—	937,597	635,288	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.325	16.482	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.325	16.482	—	—	—	—	—	—	—
No. of Units	—	180,535	161,004	—	—	—	—	—	—	—
No. of Units	—	249,375	124,575	—	—	—	—	—	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.357	16.963	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.357	16.963	—	—	—	—	—	—	—
No. of Units	—	815,055	571,444	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.270	16.907	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.270	16.907	—	—	—	—	—	—	—
No. of Units	—	92,533	58,857	—	—	—	—	—	—	—
No. of Units	—	132,556	91,842	—	—	—	—	—	—	—
Core Fundamental Holdings Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.659	15.837	12.500	—	—	—	—	—	—	—
Value at End of Year	17.067	15.659	15.837	—	—	—	—	—	—	—
No. of Units	1,094,445	1,128,207	862,008	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.576	15.784	12.500	—	—	—	—	—	—	—
Value at End of Year	16.942	15.576	15.784	—	—	—	—	—	—	—
No. of Units	295,587	292,868	234,507	—	—	—	—	—	—	—
No. of Units	268,602	277,942	180,438	—	—	—	—	—	—	—
Core Global Diversification Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.306	16.167	12.500	—	—	—	—	—	—	—
Value at End of Year	16.996	15.306	16.167	—	—	—	—	—	—	—
No. of Units	1,126,334	1,208,511	869,275	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.225	16.114	12.500	—	—	—	—	—	—	—
Value at End of Year	16.872	15.225	16.114	—	—	—	—	—	—	—
No. of Units	213,279	219,345	168,480	—	—	—	—	—	—	—
No. of Units	235,544	244,485	115,827	—	—	—	—	—	—	—

Venture 4

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Core Strategy Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	13.281	13.501	12.500	—	—	—	—	—	—	—
Value at End of Year	14.666	13.281	13.501	—	—	—	—	—	—	—
No. of Units	538,495	549,099	332,323	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.126	13.370	12.500	—	—	—	—	—	—	—
Value at End of Year	14.465	13.126	13.370	—	—	—	—	—	—	—
No. of Units	41,837	50,298	42,251	—	—	—	—	—	—	—
No. of Units	60,537	61,047	39,157	—	—	—	—	—	—	—
Lifestyle Balanced Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.326	17.540	12.500	—	—	—	—	—	—	—
Value at End of Year	19.035	17.326	17.540	—	—	—	—	—	—	—
No. of Units	4,786,008	4,938,310	3,384,620	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.233	17.481	12.500	—	—	—	—	—	—	—
Value at End of Year	18.895	17.233	17.481	—	—	—	—	—	—	—
No. of Units	1,153,553	1,121,270	1,004,106	—	—	—	—	—	—	—
No. of Units	872,768	874,059	594,545	—	—	—	—	—	—	—
Lifestyle Conservative Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.723	17.317	12.500	—	—	—	—	—	—	—
Value at End of Year	18.872	17.723	17.317	—	—	—	—	—	—	—
No. of Units	2,007,295	2,000,442	1,448,233	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.313	16.950	12.500	—	—	—	—	—	—	—
Value at End of Year	18.399	17.313	16.950	—	—	—	—	—	—	—
No. of Units	487,432	505,664	436,085	—	—	—	—	—	—	—
No. of Units	311,552	310,444	176,668	—	—	—	—	—	—	—
Lifestyle Growth Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.573	17.158	12.500	—	—	—	—	—	—	—
Value at End of Year	18.515	16.573	17.158	—	—	—	—	—	—	—
No. of Units	7,630,814	5,768,592	3,872,740	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.460	17.075	12.500	—	—	—	—	—	—	—
Value at End of Year	18.352	16.460	17.075	—	—	—	—	—	—	—
No. of Units	1,597,213	1,278,437	1,275,606	—	—	—	—	—	—	—
No. of Units	2,021,587	1,614,411	917,987	—	—	—	—	—	—	—
Lifestyle Moderate Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.410	17.329	12.500	—	—	—	—	—	—	—
Value at End of Year	18.922	17.410	17.329	—	—	—	—	—	—	—
No. of Units	2,551,582	2,513,050	1,842,033	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.139	17.093	12.500	—	—	—	—	—	—	—
Value at End of Year	18.589	17.139	17.093	—	—	—	—	—	—	—
No. of Units	425,412	450,523	427,397	—	—	—	—	—	—	—
No. of Units	451,229	458,632	349,544	—	—	—	—	—	—	—
Money Market Trust—Series II Shares (units first credited 12-04-2009)
Contracts with no Optional Benefits
Value at Start of Year	12.255	12.450	12.500	—	—	—	—	—	—	—
Value at End of Year	12.055	12.255	12.450	—	—	—	—	—	—	—
No. of Units	625,116	758,661	1,022,652	—	—	—	—	—	—	—

Venture 4

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.044	12.259	12.500	—	—	—	—	—	—	—
Value at End of Year	11.823	12.044	12.259	—	—	—	—	—	—	—
No. of Units	219,856	245,440	249,619	—	—	—	—	—	—	—
No. of Units	38,981	45,127	118,649	—	—	—	—	—	—	—
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012)—Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.035	14.306	12.500	—	—	—	—	—	—	—
Value at End of Year	—	15.035	14.306	—	—	—	—	—	—	—
No. of Units	—	316,538	65,587	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.896	14.202	12.500	—	—	—	—	—	—	—
Value at End of Year	—	14.896	14.202	—	—	—	—	—	—	—
No. of Units	—	37,624	12,908	—	—	—	—	—	—	—
No. of Units	—	14,526	15,937	—	—	—	—	—	—	—
Total Bond Market Trust B—Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.451	—	—	—	—	—	—	—	—	—
No. of Units	455,633	—	—	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.447	—	—	—	—	—	—	—	—	—
No. of Units	21,864	—	—	—	—	—	—	—	—	—
No. of Units	41,893	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust—Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.193	12.405	12.500	—	—	—	—	—	—	—
Value at End of Year	12.036	12.193	12.405	—	—	—	—	—	—	—
No. of Units	220,823	279,065	223,100	—	—	—	—	—	—	—
Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.158	12.395	12.500	—	—	—	—	—	—	—
Value at End of Year	11.978	12.158	12.395	—	—	—	—	—	—	—
No. of Units	23,783	17,797	15,247	—	—	—	—	—	—	—
No. of Units	6,372	17,672	58,451	—	—	—	—	—	—	—

To obtain a Venture® 4 Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® 4 SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® 4 NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® 4 Variable Annuity Statement of Additional Information dated April 29, 2013, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2013

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA (to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center 27 DryDock Avenue, Suite 3 Boston, MA 02210-2382 (800) 344-1029	Mailing Address Post Office Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT H SAI 04/13

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings Currently

Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no later than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

1

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2012, 2011, and 2010 were $309,982,088, $353,245,024, and $369,132,052, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John hancock annuity contracts, although a small number of firms will continue to receive revenue haring payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for

2

other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2012) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR
AIG - SagePoint, Inc (aka AIG Financial Advisors, Inc.)
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
Cambridge Investment Research
CCO Investment Services Co
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Edward Jones Co., L.P.
First Allied Securities
H.D. Vest Investment Services
ING - Financial Network Investment Corp.
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
ING Financial Partners
Janney Montgomery Scott, LLC
John Hancock Financial Network
LPL Financial Corp.
Morgan Stanley & Co., Inc.
Next Financial
NFP Securities
NPH - Invest Financial Corporation
NPH - Investment Center of America, Inc.
NPH - National Planning Corp
NPH - SII Investments, Inc.
ProEquities, Inc.
Raymond James & Associates, Inc.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.
Stifel, Nicolaus & Company, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

3

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hoped to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

4

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions.
Connecticut	Same-Sex Marriage
Delaware	Civil Union	Additional laws limit to man and woman only.
District of Columbia	Domestic Partnership, Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Hawaii	Domestic Partnership Civil Union	Provides some state-level spousal rights to unmarried couples. Additional laws limit to man and woman only.
Illinois	Civil Union	Additional laws limit to man and woman only.
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Maryland	Same-Sex Marriage	Recognizes spouses of same-sex marriages who were married in another jurisdiction.
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction.
Oregon	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction.
Vermont	Same-Sex Marriage
Washington	Domestic Partnership Same-Sex Marriage	Effective June 30, 2014 domestic partnerships in Washington will be limited to couples who are 62 years of age or older.
Wisconsin	Domestic Partnerships	Provides some state-level spousal rights to unmarried couples.

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state’s regulations regarding civil unions and same-sex marriages.

5

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and

Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts; in 2011 the Company changed its method of accounting for separate account assets; and in 2010 the Company changed its method of accounting and reporting for variable interest entities.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$58,066; 2011—$63,649)	$64,996	$69,225
Held-for-trading—at fair value (amortized cost: 2012—$1,351; 2011—$1,420) (includes variable interest entity assets of $62 and $177 at December 31, 2012 and 2011, respectively)	1,441	1,477
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$294; 2011—$358)	386	439
Held-for-trading—at fair value (amortized cost: 2012—$123; 2011—$97)	130	97
Mortgage loans on real estate	13,192	13,974
Investment real estate, agriculture, and timber	5,316	4,304
Policy loans	5,264	5,220
Short-term investments	2,166	1,618
Other invested assets	4,887	4,501

Total Investments	97,778	100,855
Cash and cash equivalents (includes variable interest entity assets of $8 and $18 at December 31, 2012 and 2011, respectively)	3,511	3,296
Accrued investment income (includes variable interest entity assets of $1 and $3 at December 31, 2012 and 2011, respectively)	1,039	1,065
Goodwill	953	953
Value of business acquired	1,196	1,321
Deferred policy acquisition costs and deferred sales inducements	5,913	6,298
Amounts due from and held for affiliates	3,805	3,808
Intangible assets	1,250	1,270
Reinsurance recoverable	12,812	11,263
Derivative assets	11,853	11,953
Current income tax receivable	135	20
Amounts on deposit with reinsurers	6,763	-
Other assets	2,740	2,444
Separate account assets	140,626	129,326

Total Assets	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$92,264	$88,989
Policyholders’ funds	6,788	7,162
Unearned revenue	1,466	1,966
Unpaid claims and claim expense reserves	1,269	1,445
Policyholder dividends payable	497	558
Amounts due to affiliates	2,490	2,556
Short-term debt	14	11
Long-term debt (includes variable interest entity liabilities of $47 and $139 at December 31, 2012 and 2011, respectively)	520	627
Consumer notes	716	819
Deferred income tax liability	4,218	3,922
Coinsurance funds withheld	6,275	5,452
Payables for collateral on derivatives	2,126	1,446
Derivative liabilities (includes variable interest entity liabilities of $0 and $4 at December 31, 2012 and 2011, respectively)	8,439	7,813
Other liabilities (includes variable interest entity liabilities of $3 and $4 at December 31, 2012 and 2011, respectively)	4,006	4,163
Separate account liabilities	140,626	129,326

Total Liabilities	271,714	256,255

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2012 and 2011)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2012 and 2011)	5	5
Additional paid-in capital	12,790	12,789
Retained earnings	247	406
Accumulated other comprehensive income	5,405	4,158

Total Company Shareholder’s Equity	18,447	17,358
Noncontrolling interests	213	259

Total Shareholder’s Equity	18,660	17,617

Total Liabilities and Shareholder’s Equity	$290,374	$273,872

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$2,799	$2,996	$3,632
Fee income	4,724	5,717	3,771
Net investment income	4,559	4,989	4,496
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(125)	(93)	(176)
Portion of loss recognized in other comprehensive income	26	21	57

Net impairment losses recognized in earnings	(99)	(72)	(119)
Other net realized investment and other gains (losses)	(2,069)	3,207	201

Total net realized investment and other gains (losses)	(2,168)	3,135	82
Other revenue	143	124	200

Total revenues	10,057	16,961	12,181

Benefits and expenses
Benefits to policyholders	6,401	7,639	6,611
Policyholder dividends	663	811	846
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Goodwill impairment	-	500	1,600
Other operating costs and expenses	2,374	6,313	3,230

Total benefits and expenses	10,823	18,104	12,969

Income (loss) before income taxes	(766)	(1,143)	(788)

Income tax expense (benefit)	(633)	(332)	176

Net income (loss)	(133)	(811)	(964)

Less: net income (loss) attributable to noncontrolling interests	26	44	36

Net income (loss) attributable to the Company	$(159)	$(855)	$(1,000)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$(133)	$(811)	$(964)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	1,544	1,937	1,291
Reclassification adjustment for (gains) losses realized in net income	(686)	(692)	(510)
Change in foreign currency translation adjustment	(50)	13	(53)
Change in pension and postretirement benefits:
Prior service cost	-	-	(2)
Net actuarial loss	-	-	9
Change in net unrealized gain on split-dollar life insurance benefit	-	-	2
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	648	1,777	(37)
Reclassification of net cash flow hedge (gains) losses to net income	(209)	(59)	(129)
Transfer of certain pension and postretirement benefit plans to Parent	-	-	473

Total other comprehensive income (loss), net of tax	1,247	2,976	1,044

Total comprehensive income (loss)	$1,114	$2,165	$80

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	831	1,044	696
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(369)	(373)	(275)
Change in pension and postretirement benefits:
Income tax expense (benefit) related to change in prior service cost	-	-	(1)
Income tax expense (benefit) from change in net actuarial loss	-	-	5
Change in income tax expense (benefit) from change in net unrealized gain on split-dollar life insurance benefit	-	-	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	349	957	(20)
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(113)	(32)	(69)
Income tax expense (benefit) related to transfer of certain pension and postretirement benefit plans to Parent	-	-	255

Total income tax expense (benefit) in other comprehensive income (loss)	$698	$1,596	$592

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2010 (as previously reported)	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(595)	9	(586)	-	(586)

Balance at January 1, 2010 (as currently reported)	$5	$12,427	$2,227	$138	$14,797	$193	$14,990	4,829
Net income (loss)	-	-	(1,000)	-	(1,000)	36	(964)
Other comprehensive income (loss), net of tax	-	-	-	571	571	-	571
Adoption of ASC 810, consolidation of variable interest entities	-	-	(2)	-	(2)	45	43
Share-based payments	-	12	-	-	12	-	12
Contributions from noncontrolling interests	-	-	-	-	-	23	23
Distributions to non-controlling interests	-	-	-	-	-	(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent	-	(13)	-	473	460	-	460
Capital contribution from Parent	-	350	-	-	350	-	350

Balance at December 31, 2010	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Non-controlling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,225	$1,182	$15,188	$245	$15,433	4,829
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	36	-	36	-	36

Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)	-	(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share-based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

Net income (loss)	-	-	(159)	-	(159)	26	(133)
Other comprehensive income (loss), net of tax	-	-	-	1,247	1,247	-	1,247
Share-based payments	-	3	-	-	3	-	3
Acquisition of noncontrolling interests	-	(2)	-	-	(2)	-	(2)
Contributions from noncontrolling interests	-	-	-	-	-	42	42
Distributions to non-controlling interests	-	-	-	-	-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$(133)	$(811)	$(964)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(5)	27	174
Net realized investments and other (gains) losses	2,168	(3,135)	(82)
Change in expected internal rate of return on leveraged leases	247	-	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,385	2,841	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(719)	(766)	(1,039)
Goodwill impairment	-	500	1,600
Depreciation and amortization	152	140	132
Net cash flows from trading securities	73	234	143
(Increase) decrease in accrued investment income	27	(91)	(77)
(Increase) decrease in other assets and other liabilities, net	(752)	521	151
Increase (decrease) in policyholder liabilities and accruals, net	(1,279)	3,980	1,305
Interest credited to policyholder liabilities	1,180	1,156	1,148
Increase (decrease) in deferred income taxes	(378)	(100)	401

Net cash provided by (used in) operating activities	1,966	4,496	3,692

Cash flows from investing activities:
Sales of:
Fixed maturities	21,625	27,779	20,277
Equity securities	264	233	1,153
Mortgage loans on real estate	1,347	1,367	961
Investment real estate, agriculture, and timber	42	43	22
Other invested assets	527	122	377
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,369	2,316	1,834
Mortgage loans on real estate	338	367	383
Other invested assets	238	267	233
Purchases of:
Fixed maturities	(22,647)	(31,201)	(27,115)
Equity securities	(193)	(185)	(1,118)
Investment real estate, agriculture, and timber	(1,134)	(814)	(602)
Other invested assets	(1,082)	(943)	(1,031)
Mortgage loans on real estate issued	(1,821)	(2,443)	(2,117)
Net (purchases) redemptions of short-term investments	(548)	(147)	2,501
Other, net	(27)	111	15

Net cash provided by (used in) investing activities	(1,702)	(3,128)	(4,227)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	-	-	350
Increase (decrease) in amounts due to affiliates	(37)	63	(1,254)
Universal life and investment-type contract deposits	3,090	3,573	4,015
Universal life and investment-type contract maturities and withdrawals	(3,083)	(4,168)	(4,269)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	512	156	7
Excess tax benefits related to share-based payments	-	-	5
Repayments of consumer notes, net	(103)	(147)	(239)
Issuance of short-term debt	2	6	2
Repayments of short-term debt	-	(2)	(1)
Issuance of long-term debt	1	1	2
Repayments of long-term debt	(106)	(213)	(101)
Contributions from noncontrolling interests	42	64	23
Distributions to noncontrolling interests	(114)	(94)	(52)
Unearned revenue on financial reinsurance	(254)	(82)	(112)
Net reinsurance recoverable	1	(1)	(23)

Net cash provided by (used in) financing activities	(49)	(844)	(1,647)

Net increase (decrease) in cash and cash equivalents	215	524	(2,182)
Adoption of ASC 810, consolidation of variable interest entities	-	-	39
Cash and cash equivalents at beginning of year	3,296	2,772	4,915

Cash and cash equivalents at end of year	$3,511	$3,296	$2,772

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$(6,768)	$-	$-
Transfer of certain pension and postretirement benefit plans to Parent	-	-	(13)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA and its subsidiaries (“the Company”) provide a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services to the Company’s separate account, mutual fund, and institutional customers. The Company suspended sales of all its individual and group fixed and variable annuities. The Company is licensed to sell insurance in 50 states of the United States.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation. The Company’s accounting policy is to present all ceded net investment income and realized gains (losses) associated with affiliated reinsurance contracts as part of other operating costs and expenses. To be consistent for all affiliated reinsurance contracts, the Company reclassified $1,788 million and ($196) million from net realized investment and other gains (losses) to other operating costs and expenses for the years ended December 31, 2011 and 2010, respectively. There was no impact to net income for this change in presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever goodwill or an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2012, 2011, and 2010, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 33% and 34% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 78%, 76%, and 77% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$1,613	$1,771
Funding agreements	384	434
Guaranteed investments contracts	81	143

Total liabilities for investment-type products	2,078	2,348
Individual and group annuities	1,923	2,216
Certain traditional life policies, life insurance retained asset accounts and other	2,787	2,598

Total policyholders’ funds	$6,788	$7,162

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Statements of Changes in Shareholder’s Equity at January 1, 2010 was an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC 944, “Financial Services-Insurance” (“ASC 944”). Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other” (“ASC 350”). ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 became effective for the 2012 goodwill impairment testing. The adoption of ASU 2011-08 did not impact the Company’s financial position or results of operations.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $586 million, after tax, from $15,576 million, as previously reported, to $14,990 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

Other Invested Assets

The Company has an investment in a power fund which is recorded using the equity method of accounting and the balance is recorded in other invested assets. Prior to 2012, the portfolio investments held by the power fund were recorded at cost. As reported to the Company in 2012, the investee met the requirements of an investment company under ASC Topic 946, “Financial Services — Investment Companies” and recognized the portfolio investments at fair value. This change by the investee was accounted for as a change in accounting principle effective January 1, 2011. Consistent with the investee’s approach, the Company has also treated this as a change in accounting principle applied retrospectively. This change resulted in an increase to retained earnings of $36 million, net of tax of $19 million, and other invested assets of $55 million as of January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Consolidated Balance Sheet, Consolidated Statements of Operations and Consolidated Statements of Cash Flows related to the adoption of ASU 2010-26 for DAC and DSI, the change in accounting for its other invested assets, and for the presentation reclassification:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Assets
Other invested assets	$4,446	$-	$55	$-	$4,501
Deferred policy acquisition costs and deferred sales inducements	7,186	(888)	-	-	6,298
Liabilities
Future policy benefits	88,879	2	-	108	88,989
Deferred income tax liability	4,214	(311)	19	-	3,922
Other liabilities	4,271	-	-	(108)	4,163
Shareholder’s Equity
Retained earnings	1,005	(635)	36	-	406
Accumulated other comprehensive income	4,102	56	-	-	4,158
Total shareholder’s equity	18,160	(579)	36	-	17,617

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$5,718	$(1)	$-	$-	$5,717
Net realized investment and other gains (losses)	1,347	-	-	1,788	3,135
Other Revenue	121	-	-	3	124
Benefits and Expenses
Benefits to policyholders	7,638	1	-	-	7,639
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-		2,841
Other operating costs and expenses	4,362	160	-	1,791	6,313
Income (loss) before income taxes	(1,216)	73	-	-	(1,143)
Income tax expense (benefit)	(358)	26	-	-	(332)
Net income (loss)	(858)	47	-	-	(811)
Net income (loss) attributable to the Company	(902)	47	-	-	(855)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Revenues
Fee income	$3,773	$(2)	$-	$-	$3,771
Net realized investment and other gains (losses)	278	-	-	(196)	82
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Other operating costs and expenses	3,225	201	-	(196)	3,230
Income (loss) before income taxes	(655)	(133)	-	-	(788)
Income tax expense (benefit)	222	(46)	-	-	176
Net income (loss)	(877)	(87)	-	-	(964)
Net income (loss) attributable to the Company	(913)	(87)	-	-	(1,000)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(858)	$47	$-	$-	$(811)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(1,347)	-	-	(1,788)	(3,135)
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	(235)	-	-	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	160	-	-	(766)
Increase (decrease) in other assets and other liabilities, net	(1,269)	2	-	1,788	521
Increase (decrease) in deferred income taxes	(126)	26	-	-	(100)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Other Invested Assets Change in Accounting Principle (2)	Presentation Reclassification (3)	As Reported

	(in millions)
Cash flows from operating activities
Net income (loss)	$(877)	$(87)	$-	$-	$(964)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment and other gains (losses)	(278)	-	-	196	(82)
Change in expected internal rate of return on leveraged leases	-	-	-	118	118
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	(70)	-	-	682
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	201	-	-	(1,039)
Increase (decrease) in other assets and other liabilities, net	345	2	-	(196)	151
Increase (decrease) in deferred income taxes	447	(46)	-	-	401
Cash flows from investing activities
Other, net	133	-	-	(118)	15
(1)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note – Adoption of Recent Accounting Pronouncements – Other Invested Assets for further information on this change to the Company’s previously reported results.
(3)	See discussion included in the Significant Accounting Policies Note – Reclassifications for further information on this change to the Company’s previously reported results.

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued ASU No. 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”) which amends ASC 350. ASU 2012-02 is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance in ASU 2012-02, if this option is selected, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2012-02 are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Upon adoption, ASU 2012-02 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturities	56,355	7,476	(546)	63,285	(109)
Other fixed maturities (1)	1,711	-	-	1,711	-

Total fixed maturities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturities and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$(573)	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	(132)	3,132	(11)
Residential mortgage-backed securities	577	1	(208)	370	(32)
Collateralized debt obligations	217	-	(86)	131	(32)
Other asset-backed securities	1,013	89	(9)	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	(1)	4,964	-
Debt securities issued by foreign governments	1,178	250	(6)	1,422	-

Fixed maturities	61,690	6,591	(1,015)	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	(1,015)	69,225	(127)

Equity securities available-for-sale	358	91	(10)	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$(1,025)	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,742	$1,782
Due after one year through five years	7,325	7,863
Due after five years through ten years	8,622	9,530
Due after ten years	35,992	41,474

	53,681	60,649
Asset-backed and mortgage-backed securities	2,674	2,636

Total	$56,355	$63,285

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2012	2011	2010

	(in millions)
Balance, beginning of year	$380	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	75	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	12	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(96)	(70)	(65)

Balance, end of year	$371	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$(106)	$2,911	$(467)	$5,765	$(573)
Commercial mortgage-backed securities	359	(8)	327	(124)	686	(132)
Residential mortgage-backed securities	30	(2)	320	(206)	350	(208)
Collateralized debt obligations	5	(1)	123	(85)	128	(86)
Other asset-backed securities	74	(3)	80	(6)	154	(9)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	93	(1)	93	(1)
Debt securities issued by foreign governments	-	-	104	(6)	104	(6)
Total fixed maturities available-for-sale	3,322	(120)	3,958	(895)	7,280	(1,015)
Equity securities available-for-sale	37	(9)	12	(1)	49	(10)
Total	$3,359	$(129)	$3,970	$(896)	$7,329	$(1,025)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $280 million at December 31, 2012 from $619 million at December 31, 2011.

At December 31, 2012 and 2011, there were 624 and 919 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $546 million and $1,015 million, respectively, of which the single largest unrealized loss was $33 million and $31 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2012 and 2011, there were 75 and 125 equity securities with an aggregate gross unrealized loss of $5 million and $10 million, respectively, of which the single largest unrealized loss was $2 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $336 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2012.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2012 and 2011. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$114	$134
Bonds pledged in support of exchange-traded futures	552	800
Bonds on deposit with government authorities	36	36
Mortgage loans pledged in support of real estate	52	52

Total assets pledged as collateral and on deposit	$754	$1,022

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / Other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agribusiness	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada / Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$45	$24	$(1)	$(24)	$44

Year ended December 31, 2011	34	38	(1)	(26)	45

Year ended December 31, 2010	42	38	(5)	(41)	34

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $75 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $75 million were on nonaccrual status at December 31, 2012. At December 31, 2012, mortgage loans with a carrying value of $15 million were delinquent by less than 90 days and $22 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$119	$131
Allowance for credit losses	(44)	(45)

Net impaired mortgage loans on real estate	$75	$86

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)
Average recorded investment in impaired loans	$105	$109	$130
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$319	$154
AA	1,460	1,310
A	2,928	2,749
BBB	7,648	8,811
BB	529	577
B and lower and unrated	308	373

Total	$13,192	$13,974

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $136 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate, agriculture, and timber was $84 million, $69 million, and $63 million in 2012, 2011, and 2010, respectively. Accumulated depreciation was $602 million and $514 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. The carrying value of equity method investments totaled $4,458 million and $3,951 million at December 31, 2012 and 2011, respectively. Net investment income on investments accounted for under the equity method totaled $218 million, $222 million, and $197 million in 2012, 2011, and 2010, respectively. Total combined assets of such investments were $62,974 million and $55,010 million (consisting primarily of investments) and total combined liabilities were $14,830 million and $16,466 million (including $9,698 million and $10,547 million of debt) at December 31, 2012 and 2011, respectively. Total combined revenues and expenses of these investments in 2012 were $8,639 million and $4,696 million, respectively, resulting in $3,943 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2011 were $8,516 million and $4,750 million, respectively, resulting in $3,766 million of total combined income (loss) from operations. Total combined revenues and expenses of these investments in 2010 were $5,772 million and $4,884 million, respectively, resulting in $888 million of total combined income (loss) from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$2,943	$3,425	$3,199
Equity securities	7	9	10
Mortgage loans on real estate	771	798	766
Investment real estate, agriculture, and timber	216	205	171
Policy loans	300	305	326
Short-term investments	8	9	12
Derivatives	405	196	12
Equity method investments and other	182	303	269

Gross investment income	4,832	5,250	4,765

Less investment expenses	(273)	(261)	(269)

Net investment income	$4,559	$4,989	$4,496

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,025	$1,131	$726
Equity securities	40	(11)	29
Mortgage loans on real estate	58	(82)	(62)
Derivatives	(3,441)	2,137	(558)
Other invested assets	189	62	30
Amounts credited to participating contract holders	(39)	(102)	(83)

Net realized investment and other gains (losses)	$(2,168)	$3,135	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gains (losses) on fixed maturities classified as held-for-trading of $33 million, $46 million, and $34 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on held-for-trading equities, included in net realized investment and other gains (losses) was $7 million, $(10) million, and $10 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of $(1,941) million, $2,687 million, and $(229) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For the years ended December 31, 2012, 2011, and 2010, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $91 million, $100 million, and $106 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,284 million, $1,619 million, and $774 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $199 million, $291 million, and $194 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $95 million, $70 million, and $115 million for the years ended December 31, 2012, 2011, and 2010, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2012		2011

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$71	$50	$198	$147

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2012			2011
	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$341	$-	$-	$448	$-	$-
Real estate limited partnerships (4)	1,158	314	323	1,289	378	392
Timber funds (5)	3,601	478	496	2,058	109	136

Total	$5,100	$792	$819	$3,795	$487	$528

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturity securities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$807	$146	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

The Company tests goodwill for impairment annually and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2012, the Company had no goodwill impairment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$1,321	$1,959
Amortization	(224)	(389)
Change due to unrealized investment gains (losses)	136	(249)
Reinsurance recapture (1)	(37)	-

Balance, end of year	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$116
2014	96
2015	92
2016	85
2017	81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $16 million, $15 million, and $14 million for the years ended December 31, 2012, 2011, and 2010, respectively. Amortization expense for other intangible assets is expected to be approximately $17 million in 2013, $18 million in 2014, $17 million in 2015, $16 million in 2016, and $16 million in 2017.

During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$6,111	$8,657
Capitalization	715	755
Amortization	(1,084)	(2,330)
Change due to unrealized investment gains	25	(971)

Balance, end of year	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$187	$321
Capitalization	4	11
Amortization	(77)	(122)
Change due to unrealized investment gains	32	(23)

Balance, end of year	$146	$187

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($180) million and ($161) million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance payable to JHRECO of $29 million and $32 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $1 million, $93 million, and $1 million during the years ended December 31, 2012, 2011, and 2010 , respectively. Claims incurred ceded to JHRECO were $438 million, $520 million, and $465 million during the years ended December 31, 2012, 2011, and 2010, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,995 million and $5,439 million at December 31, 2012 and 2011, respectively, and recorded reinsurance recoverable from JHRECO of $6,232 million and $5,981 million at December 31, 2012 and 2011, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $613 million, $609 million, and $625 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

incurred ceded to JHRECO were $313 million, $271 million, and $245 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,072 million and $1,308 million as of December 31, 2012 and 2011, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of $1,083 million and ($205) million. As of December 31, 2012 and 2011, respectively, the Company reported a coinsurance funds withheld liability of $267 million and $0 million on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from MRBL of $(35) million and $47 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2012 and 2011 were $2,487 million and $2,463 million, respectively, and are accounted for on a basis consistent with the methodologies described in the Significant Accounting Policy Note for similar financial instruments.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $482 million, $457 million, and $412 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable to MFC and MLI of $17 million and $11 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $0 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $4 million, $3 million, and $3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. During 2012, this balance was repaid in full. Interest on the loan was calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On June 28, 2012, the Company issued a promissory note to Manulife Finance Switzerland AG (“MFSA”) in the amount of $153 million. Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.9% per annum payable quarterly with a maturity date of June 28, 2013. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 12, 2012, thus bringing the total principal balance due to $160 million, with the terms noted above. Interest expense was $1 million and $0 million for the years ended December 31, 2012 and 2011, respectively.

On December 20, 2012, MIC issued a demand note to the Company in the amount of $130 million. Interest on the loan is calculated at a fluctuating rate equal to the LIBOR rate and is payable monthly. Interest expense was $0 million for the year ended December 31, 2012.

The fair value of the Company’s related party notes payable and note receivable totaled $831 million and $295 million, respectively, at December 31, 2012, and $748 million and $295 million, respectively at December 31, 2011.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The Company, in the ordinary course of business invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2012 and 2011, the Company managed approximately $8,947 million and $5,040 million of affiliate assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2012 and 2011, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $84 million and $124 million, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5,000 million in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2012	2011

	(in millions)
The Manufacturers Investment Corporation	$100	$202
John Hancock Financial Corporation	89	40
Manulife Reinsurance Limited	35	121
Manulife Reinsurance (Bermuda) Limited	89	81
Manulife Hungary Holdings KFT	5	5
John Hancock Insurance Company of Vermont	18	16
John Hancock Reassurance Company Limited	15	10
John Hancock Insurance Agency, Inc.	10	6

Total	$361	$481

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$3,591	$3,782	$4,192

Assumed	1,127	1,188	1,091

Ceded	(1,919)	(1,974)	(1,651)

Net	$2,799	$2,996	$3,632

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $3,101 million, $2,770 million, and $2,597 million, respectively.

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $5,062 million on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Consolidated Balance Sheets.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax. Subsequent to the recapture transactions, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the years ended December 31, 2012 and 2011 were $43 million and $21 million, respectively.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps, forward and futures agreements, caps and floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, commodity prices and equity market prices, and to replicate permissible investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Similarly, interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and pre-payable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,336	$739	$1,048	$9,353	$734	$1,140
	Foreign currency swaps	232	-	157	246	-	171

Cash flow hedges	Interest rate swaps	13,232	2,669	73	15,472	3,627	192
	Foreign currency swaps	1,763	147	255	1,833	183	325
	Foreign currency forwards	182	9	-	201	4	-
	Equity market contracts	29	3	2	25	-	10

Total Derivatives in Hedging Relationships		$24,774	$3,567	$1,535	$27,130	$4,548	$1,838

Non-Hedging Relationships
	Interest rate swaps	$94,343	$8,094	$3,378	$71,640	$7,219	$3,122
	Interest rate futures	3,987	-	-	6,009	-	-
	Foreign currency swaps	1,463	121	150	1,561	163	154
	Foreign currency forwards	40	1	-	33	-	2
	Foreign currency futures	1,860	-	-	2,072	-	-
	Equity market contracts	108	7	5	24	-	10
	Equity index futures	9,107	-	-	9,063	-	-
	Interest rate options	1,323	43	-	336	9	-
	Credit default swaps	265	6	-	246	4	1
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	14	3,371	-	10	2,686
	Embedded derivatives – participating pension contracts (1)	-	-	129	-	-	106
	Embedded derivatives – benefit guarantees (1)	-	2,701	1,217	-	2,914	1,169

Total Derivatives in Non-Hedging Relationships		112,496	10,987	8,250	90,984	10,319	7,250

Total Derivatives (2)		$137,270	$14,554	$9,785	$118,114	$14,867	$9,088

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 31, 2012 and 2011, respectively.

	December 31, 2012		December 31, 2011
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$11,853	$8,439	$11,953	$7,813
Non-reinsurance embedded derivatives	2,701	1,346	2,914	1,275

Total derivatives	14,554	9,785	14,867	9,088
Netting adjustments (a)	(1,701)	(3,367)	(550)	(4,572)
Assets and cash collateral used to offset asset/liabilities	(8,288)	(1,408)	(10,156)	(342)
Affiliate reinsurance related to embedded derivatives (b)	(1,317)	(3,223)	(1,342)	(2,572)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,248	$1,787	$2,819	$1,602

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign Currency Swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign Currency Swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Year ended December 31, 2010
Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign Currency Swaps	Fixed-rate assets	(73)	111	38
	Fixed-rate liabilities	-	-	-

Total		$(81)	$204	$123

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become unlikely, the amounts will be reclassified to earnings in that period.

In addition, during 2012 the Company completed a review of the investment strategy for the JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in that period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2012
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	7	-	-

	Total	$648	$209	$9

Year ended December 31, 2011
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Floating rate assets	-	-	-
	Inflation indexed liabilities	(43)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

The Company anticipates that pre-tax net gains of approximately $70 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 34 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts and CDS to manage credit risk, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(336)	$3,230	$145
Interest rate futures	(53)	(237)	(56)
Interest rate options	(8)	1	(1)
Credit defaults swaps	1	-	-
Foreign currency swaps	(32)	17	(68)
Foreign currency forwards	(5)	(10)	22
Foreign currency futures	-	16	(18)
Embedded derivatives	(1,730)	153	(93)
Equity market contracts	7	(1)	12
Equity index futures	(1,555)	(318)	(652)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(3,711)	$2,851	$(709)

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2012 and 2011, respectively.

	December 31, 2012			December 31, 2011
	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]
	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$25	$1	4	$25	$1	5
AA	85	2	4	85	2	5
A	145	3	4	105	1	5
BBB	10	-	5	-	-

Total CDS protection sold	$265	$6		$215	$4

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The Company holds no purchased credit protection at December 31, 2012. At December 31, 2011 the Company held purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company accepted collateral consisting of cash of $2,142 million and $1,446 million and various securities with a fair value of $5,430 million and $5,591 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$8,346	$7,586
Net amount at risk related to deposits	182	174
Average attained age of contract holders	52	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$24,553	$23,864
Net amount at risk — net of reinsurance	64	174
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$542	$562
Net amount at risk — net of reinsurance	305	332
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,350	$25,558
Net amount at risk — net of reinsurance	265	559
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$4,816	$5,102
Net amount at risk — net of reinsurance	40	50
Average attained age of contract holders	65	64

Guaranteed Minimum Withdrawal Benefit
Account value	$38,613	$36,581
Net amount at risk	774	1,116
Average attained age of contract holders	63	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$28,537	$27,351
Balanced	21,539	20,850
Bond	7,557	7,321
Money Market	1,407	1,667

Total	$59,040	$57,189

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$8,258	$8,349
Policyholders’ funds	74	76
Policyholder dividends payable	162	180
Other closed block liabilities	659	636

Total closed block liabilities	9,153	9,241

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$2,733; 2011—$2,918)	3,163	3,250
Mortgage loans on real estate	519	579
Investment real estate	710	692
Policy loans	1,589	1,586
Other invested assets	5	4

Total investments	5,986	6,111

Cash borrowings, cash, and cash equivalents	(513)	(339)
Accrued investment income	101	102
Amount due from and held for affiliates	2,047	1,885
Other closed block assets	588	574

Total assets designated to the closed block	8,209	8,333

Excess of closed block liabilities over assets designated to the closed block	944	908
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $322 and $265, respectively	597	492
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $111 and $82, respectively	(206)	(153)
Foreign currency translation adjustment	(79)	(70)

Total amounts included in accumulated other comprehensive income	312	269

Maximum future earnings to be recognized from closed block assets and liabilities	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$538	$558	$597
Net investment income	339	331	351
Net realized investment income and other gains (losses)	111	67	161

Total revenues	988	956	1,109

Benefits and Expenses
Benefits to policyholders	656	668	713
Policyholder dividends	331	354	367
Amortization of deferred policy acquisition costs	94	14	(28)
Other closed block operating costs and expenses	29	29	28

Total benefits and expenses	1,110	1,065	1,080

Revenues, net of benefits and expenses	(122)	(109)	29
Income tax expense (benefit)	(43)	(41)	11

Revenues, net of benefits and expenses and income taxes	$(79)	$(68)	$18

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$1,177	$1,109
Revenues, net of benefits and expenses and income taxes	79	68

End of period	$1,256	$1,177

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2012	2011

	(in millions)
Liabilities
Future policy benefits	$10,488	$10,654
Policyholders’ funds	1,446	1,506
Policyholder dividends payable	324	367
Other closed block liabilities	418	409

Total closed block liabilities	12,676	12,936

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,198; 2011—$6,411)	6,839	6,939
Equity securities:
Available-for-sale—at fair value (cost: 2012—$6; 2011—$11)	9	12
Mortgage loans on real estate	2,176	2,284
Policy loans	1,449	1,491
Other invested assets	88	104

Total investments	10,561	10,830

Cash borrowings, cash, and cash equivalents	154	(36)
Accrued investment income	128	133
Other closed block assets	88	88

Total assets designated to the closed block	10,931	11,015

Excess of closed block liabilities over assets designated to the closed block	1,745	1,921
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $229 and $194, respectively	425	358

Maximum future earnings to be recognized from closed block assets and liabilities	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$514	$577	$621
Net investment income	555	576	585
Net realized investment income and other gains (losses)	65	73	18

Total revenues	1,134	1,226	1,224

Benefits and Expenses
Benefits to policyholders	665	729	733
Policyholder dividends	289	412	439
Other closed block operating costs and expenses	12	52	11

Total benefits and expenses	966	1,193	1,183

Revenues, net of benefits and expenses	168	33	41
Income tax expense (benefit)	59	12	12

Revenues, net of benefits and expenses and income taxes	$109	$21	$29

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2012	2011

	(in millions)
Beginning of period	$2,279	$2,300
Revenues, net of benefits and expenses and income taxes	(109)	(21)

End of period	$2,170	$2,279

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2012	2011

	(in millions)
Short-term debt:
Current maturities of long-term debt	$14	$11

Long-term debt:
Surplus notes, 7.38% maturing in 2024	472	473
Fixed rate notes payable, interest ranging from 5.4% to 13.84% due in varying amounts to 2016	62	106
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15%	-	59

	534	638
Less current maturities of long-term debt	(14)	(11)

Total long-term debt	$520	$627

Consumer notes:
Notes payable, interest ranging from 0.80% to 6.00% due in varying amounts to 2032	$716	$819

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2013—$14 million; 2014—$32 million; 2015—$0 million ; 2016—$16 million; 2017—$0 million; and thereafter—$472 million.

Interest expense on debt, included in other operating costs and expenses, was $41 million, $46 million and $47 million in 2012, 2011, and 2010, respectively. Interest paid on debt was $38 million, $43 million, and $47 million in 2012, 2011, and 2010, respectively.

The fixed rate notes payable includes $47 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2013—$56 million; 2014—$237 million; 2015—$148 million; 2016—$67 million; 2017—$8 million; and thereafter—$204 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $34 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively. Interest paid amounted to $36 million, $42 million, and $48 million in 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Line of Credit

At December 31, 2012, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, the Company had no outstanding borrowings under the agreement.

At December 31, 2012, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2012. At December 31, 2012, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Domestic	$(766)	$(1,143)	$(788)

Income (loss) before income taxes	$(766)	$(1,143)	$(788)

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$(255)	$(233)	$(224)
State	-	1	-

Total	(255)	(232)	(224)

Deferred taxes:
Federal	(378)	(100)	403
State	-	-	(3)

Total	(378)	(100)	400

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$(268)	$(400)	$(276)
Add (deduct):
Prior year taxes	(61)	27	47
Tax credits	(76)	(74)	(65)
Tax-exempt investment income	(29)	(31)	(34)
Lease income	27	1	(5)
Dividend received deduction	(113)	(102)	(88)
Change in tax reserves	(128)	67	34
Goodwill impairment	-	175	560
Foreign tax expense gross-up	10	3	3
Other	5	2	-

Total income tax expense (benefit)	$(633)	$(332)	$176

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$2,401	$2,752
Net operating loss carryforwards	661	666
Net capital loss carryforwards	-	-
Tax credits	831	698
Unearned revenue	523	702
Deferred compensation	53	61
Accrued interest	414	437
Policyholder dividends payable	91	156
Other	91	147

Total deferred tax assets	5,065	5,619

Deferred tax liabilities
Unrealized investment gains on securities	2,954	2,225
Deferred policy acquisition costs	1,606	1,751
Intangible assets	946	1,042
Premiums receivable	36	37
Deferred sales inducements	57	89
Deferred gains	527	577
Securities and other investments	2,969	3,690
Other	188	130

Total deferred tax liabilities	9,283	9,541

Net deferred tax liabilities	$4,218	$3,922

At December 31, 2012, the Company had $1,889 million of net operating loss carryforwards which will expire between 2023 and 2030. At December 31, 2012, the Company had $831 million of tax credits, which consist of $633 million of general business credits, $172 million of foreign tax credits, and $26 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2032. The foreign tax credits begin to expire in tax year 2013 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $43 million to the Internal Revenue Service (“IRS”). In 2011, the Company received income tax refunds of $181 million from subsidiaries under the terms of its inter-company tax-sharing agreement and received income tax refunds of $20 million from the IRS. In 2010, the Company received income tax refunds of $60 million from subsidiaries under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audits for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001. The Company resolved all issues with the IRS except leveraged leases, for which the Company is waiting on a decision from the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$2,477	$2,261
Additions based on tax positions related to the current year	350	212
Additions for tax positions of prior years	616	10
Reductions for tax positions of prior years	(217)	(6)

Balance, end of year	$3,226	$2,477

Included in the balances as of December 31, 2012 and 2011, respectively, are $237 million and $387 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2012 and 2011, respectively, are $2,989 million and $2,090 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $34 million of interest benefit for the year ended December 31, 2012, $161 million and $166 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1,157 million and $1,191 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,957 million and $124 million, respectively, at December 31, 2012. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $18 million, $20 million and $24 million for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income
	(in millions)
2013	$43	$17
2014	33	14
2015	18	3
2016	10	-
2017	7	-
Thereafter	365	-

Total	$476	$34

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2012.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, no material impact to the Company’s results are expected.

The Company acts as an intermediary/broker in over-the-counter derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Office of Financial and Insurance Regulation, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$207	$400	$9	$(478)	$138
Gross unrealized investment gains (net of deferred income tax expense of $770)	1,429				1,429
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $275)	(510)				(510)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42				42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $97)	(180)				(180)

Net unrealized investment gains	781				781
Foreign currency translation adjustment			(53)		(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)				(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)				9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)				2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)		(37)			(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $69)		(129)			(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)				473	473

Balance at December 31, 2010	$988	$234	$(44)	$4	$1,182

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment			13		13
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment			(50)		(50)
Pension and postretirement benefits:
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $-)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$7,378	$5,932	$1,861
Equity securities	471	365	360
Other investments	5	33	(14)

Total (1)	7,854	6,330	2,207

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,642)	(1,824)	(631)
Policyholder liabilities	(1,456)	(1,070)	(56)
Deferred income taxes	(1,665)	(1,203)	(532)

Total	(4,763)	(4,097)	(1,219)

Net unrealized investment gains (losses)	$3,091	$2,233	$988

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Related Party Transactions Note, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2012, 2011, and 2010 was $221 million, $(2,888) million, and $40 million, respectively. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $5,794 million and $4,971 million, respectively.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Insurance Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Statements of Changes in Shareholder’s Equity was a decrease in additional paid-in capital of $13 million and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million in 2010.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for the Plans was $59 million, $41 million and $7 million in 2012, 2011, and 2010, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. In 2010, benefits paid related to the qualified defined benefit plan and the non-qualified plan were $175 million.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $ 7 million, $6 million, and $8 million in 2012, 2011, and 2010, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million in 2010.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $30 million, $46 million, and $3 million in 2012, 2011, and 2010, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $19 million, and $18 million in 2012, 2011, and 2010, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the year ended December 31, 2010, when the Company was the sponsor, are as follows:

	Pension Benefits	Other Postretirement Benefits

Discount rate	5.50%	5.50%
Expected long-term return on plan assets	7.75%	7.75%
Rate of compensation increase	4.35%	N/A
Health care cost trend rate for the following year		8.50%
Ultimate trend rate		5.00%
Year ultimate rate reached		2028

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$63,285	$63,285	$67,266	$67,266
Held-for-trading	1,441	1,441	1,477	1,477
Equity securities:
Available-for-sale	386	386	439	439
Held-for-trading	130	130	97	97
Mortgage loans on real estate	13,192	15,065	13,974	15,335
Policy loans	5,264	5,264	5,220	5,220
Short-term investments	2,166	2,166	1,618	1,618
Cash and cash equivalents	3,511	3,511	3,296	3,296
Other invested assets (2)	367	367	425	425
Derivatives:
Interest rate swaps	11,502	11,502	11,580	11,580
Foreign currency swaps	268	268	346	346
Foreign currency forwards	10	10	4	4
Interest rate options	43	43	9	9
Equity market contracts	10	10	-	-
Credit default swaps	6	6	4	4
Embedded derivatives	2,715	2,715	2,924	2,924
Assets held in trust	2,487	2,487	2,463	2,463
Separate account assets	140,626	140,626	129,326	129,326

Total assets	$247,409	$249,282	$240,468	$241,829

Liabilities:
Consumer notes	$716	$757	$819	$837
Debt	534	593	638	677
Guaranteed investment contracts and funding agreements	465	471	577	577
Fixed-rate deferred and immediate annuities	8,903	9,219	9,415	9,307
Supplementary contracts without life contingencies	67	72	48	48
Derivatives:
Interest rate swaps	4,499	4,499	4,454	4,454
Foreign currency swaps	562	562	650	650
Foreign currency forwards	-	-	2	2
Equity market contracts	7	7	20	20
Credit default swaps	-	-	1	1
Embedded derivatives	4,717	4,717	3,961	3,961

Total liabilities	$20,470	$20,897	$20,585	$20,534

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets-This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	-	1,166	228
Residential mortgage-backed securities	242	-	4	238
Collateralized debt obligations	106	-	6	100
Other asset-backed securities	894	-	847	47
U.S. Treasury and agency securities	12,095	-	12,095	-
Obligations of states and political subdivisions	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	-	1,467	-

Total fixed maturities available-for-sale	63,285	-	58,420	4,865

Fixed maturities held-for-trading:
Corporate debt securities	997	-	955	42
Commercial mortgage-backed securities	145	-	134	11
Residential mortgage-backed securities	1	-	-	1
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	24	-	23	1
U.S. Treasury and agency securities	190	-	190	-
Obligations of states and political subdivisions	81	-	70	11
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,441	-	1,374	67

Equity securities available-for-sale	386	386	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	2,166	-	2,166	-
Other invested assets (2)	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	-	11,484	18
Foreign currency swaps	268	-	268	-
Foreign currency forwards	10	-	10	-
Interest rate options	43	-	-	43
Credit default swaps	6	-	6	-
Equity market contracts	10	-	5	5
Embedded derivatives (4):
Reinsurance contracts	14	-	14	-
Benefit guarantees	2,701	-	-	2,701
Assets held in trust (6)	2,487	886	1,546	55
Separate account assets (5)	140,626	130,912	7,491	2,223

Total assets at fair value	$225,442	$132,314	$82,784	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$-	$4,498	$1
Foreign currency swaps	562	-	517	45
Foreign currency forwards	-	-	-	-
Equity market contracts	7	-	1	6
Credit default swaps	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	-	3,371	-
Participating pension contracts	129	-	129	-
Benefit guarantees	1,217	-	-	1,217

Total liabilities at fair value	$9,785	$-	$8,516	$1,269

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	425	-	-	425
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Equity market contracts	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (6)	2,463	786	1,605	72
Separate account assets (5)	129,326	120,310	6,864	2,152

Total assets at fair value	$217,978	$121,632	$85,129	$11,217

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,169	-	-	1,169

Total liabilities at fair value	$9,088	$-	$7,852	$1,236

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,711 million and $1,959 million at December 31, 2012 and 2011, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,520 million and $4,076 million at December 31, 2012 and 2011, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.
(6)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Related Party Transactions Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$15,065	$-	$15,065	$-
Policy loans	5,264	-	5,264	-
Cash and cash equivalents	3,511	3,511	-	-

Total assets at fair value	$23,840	$3,511	$20,329	$-

Liabilities
Consumer notes	$757	$-	$-	$757
Debt	593	-	593	-
Guaranteed investment contracts and funding agreements	471	-	-	471
Fixed rate deferred and immediate annuities	9,219	-	1,253	7,966
Supplementary contracts without life contingencies	72	-	72	-

Total liabilities at fair value	$11,112	$-	$1,918	$9,194

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturities held-for-trading:
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9
Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14
Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)
Corporate debt securities	$3,731	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$574	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees	$1,484	Discounted cash flow	Equity implied volatility	0%	to	35%
			Base lapse rates	1%	to	35%
			Dynamic lapse rates	0%	to	70%
			Mortality rates	0%	to	38%
			Utilization rates	80%	to	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the year ended December 31, 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment revenues	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	$101,334	$163,135	$25,905	$290,374

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Carrying value of investments under the equity method	2,582	1,056	313	3,951
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)
Segment assets	$94,267	$153,822	$25,783	$273,872

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,589	$2,487	$527	$7,603
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(398)	159	82
Inter-segment revenues	-	-	-	-

Revenues	$7,463	$3,799	$919	$12,181

Net income (loss)	$67	$466	$(1,497)	$(964)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$156	$61	$(20)	$197
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	478	203	1	682
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense (benefit)	23	114	39	176

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 consolidated financial statements through the date on which the consolidated financial statements were issued.

On March 18, 2013, the Company entered into a committed line of credit agreement established by MLI totaling $1 billion which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2012

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series I	Core Global Diversification Trust Series I
500 Index Trust B Series II	Core Global Diversification Trust Series II
500 Index Trust B Series NAV	Core Global Diversification Trust Series III
Active Bond Trust Series I	Core Strategy Trust Series II
Active Bond Trust Series II	Core Strategy Trust Series NAV
All Cap Core Trust Series I	Disciplined Diversification Trust Series II
All Cap Core Trust Series II	DWS Equity 500 Index
All Cap Value Trust Series I	Equity-Income Trust Series I
All Cap Value Trust Series II	Equity-Income Trust Series II
American Asset Allocation Trust Series I	Financial Services Trust Series I
American Asset Allocation Trust Series II	Financial Services Trust Series II
American Asset Allocation Trust Series III	Founding Allocation Trust Series I
American Global Growth Trust Series II	Founding Allocation Trust Series II
American Global Growth Trust Series III	Fundamental All Cap Core Trust Series II
American Global Small Capitalization Trust Series II	Fundamental Holdings Trust Series II
American Global Small Capitalization Trust Series III	Fundamental Holdings Trust Series III
American Growth Trust Series II	Fundamental Large Cap Value Trust Series II
American Growth Trust Series III	Fundamental Value Trust Series I
American Growth-Income Trust Series I	Fundamental Value Trust Series II
American Growth-Income Trust Series II	Global Allocation
American Growth-Income Trust Series III	Global Bond Trust Series I
American High-Income Bond Trust Series II	Global Bond Trust Series II
American High-Income Bond Trust Series III	Global Diversification Trust Series II
American International Trust Series II	Global Trust Series I
American International Trust Series III	Global Trust Series II
American New World Trust Series II	Health Sciences Trust Series I
American New World Trust Series III	Health Sciences Trust Series II
Basic Value Focus	High Yield Trust Series I
Blue Chip Growth Trust Series I	High Yield Trust Series II
Blue Chip Growth Trust Series II	International Core Trust Series I
Bond PS Series II	International Core Trust Series II
Bond Trust Series I	International Equity Index Trust B Series I
Bond Trust Series II	International Equity Index Trust B Series II
Capital Appreciation Trust Series I	International Equity Index Trust B Series NAV
Capital Appreciation Trust Series II	International Growth Stock Series II
Capital Appreciation Value Trust Series II	International Small Company Trust Series I
Core Allocation Plus Trust Series I	International Small Company Trust Series II
Core Allocation Plus Trust Series II	International Value Trust Series I
Core Bond Trust Series II	International Value Trust Series II
Core Fundamental Holdings Trust Series II	Investment Quality Bond Trust Series I
Core Fundamental Holdings Trust Series III	Investment Quality Bond Trust Series II

Report of Independent Registered Public Accounting Firm

Lifestyle Aggressive Trust Series I	Science & Technology Trust Series II
Lifestyle Aggressive Trust Series II	Short Term Government Income Trust Series I
Lifestyle Balanced Trust Series I	Short Term Government Income Trust Series II
Lifestyle Balanced Trust Series II	Small Cap Growth Trust Series I
Lifestyle Balanced Trust Series NAV	Small Cap Growth Trust Series II
Lifestyle Balanced PS Series II	Small Cap Index Trust Series I
Lifestyle Conservative Trust Series I	Small Cap Index Trust Series II
Lifestyle Conservative Trust Series II	Small Cap Opportunities Trust Series I
Lifestyle Conservative PS Series II	Small Cap Opportunities Trust Series II
Lifestyle Growth Trust Series I	Small Cap Value Trust Series I
Lifestyle Growth Trust Series II	Small Cap Value Trust Series II
Lifestyle Growth Trust Series NAV	Small Company Value Trust Series I
Lifestyle Growth PS Series II	Small Company Value Trust Series II
Lifestyle Moderate Trust Series I	Smaller Company Growth Trust Series I
Lifestyle Moderate Trust Series II	Smaller Company Growth Trust Series II
Lifestyle Moderate PS Series II	Strategic Income Opportunities Trust Series I
Mid Cap Index Trust Series I	Strategic Income Opportunities Trust Series II
Mid Cap Index Trust Series II	Total Bond Market Trust B Series II
Mid Cap Stock Trust Series I	Total Bond Market Trust B Series NAV
Mid Cap Stock Trust Series II	Total Return Trust Series I
Mid Value Trust Series I	Total Return Trust Series II
Mid Value Trust Series II	Total Stock Market Index Trust Series I
Money Market Trust Series I	Total Stock Market Index Trust Series II
Money Market Trust Series II	Ultra Short Term Bond Trust Series I
Money Market Trust B Series NAV	Ultra Short Term Bond Trust Series II
Mutual Shares Trust Series I	US Equity Trust Series I
Natural Resources Trust Series II	US Equity Trust Series II
PIMCO All Asset	Utilities Trust Series I
Real Estate Securities Trust Series I	Utilities Trust Series II
Real Estate Securities Trust Series II	Value Opportunities
Real Return Bond Trust Series II	Value Trust Series I
Science & Technology Trust Series I	Value Trust Series II

as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the 500 Index Trust Series I, 500 Index Trust Series II, 500 Index Trust Series NAV, American Blue-Chip Income & Growth Trust Series II, American Blue-Chip Income & Growth Trust Series III, Balanced Trust Series I, Core Allocation Trust Series I, Core Allocation Trust Series II, Core Allocation Trust Series NAV, Core Balance Trust Series I, Core Balanced Trust Series II, Core Balanced Trust Series NAV, Core Balanced Strategy Trust Series NAV, Core Disciplined Diversification Trust Series II, International Equity Index Trust A Series I, International Equity Index Trust A Series II, International Opportunities Trust Series II, Large Cap Trust Series I, Large Cap Trust Series II, Total Bond Market Trust A Series II, and Total Bond Market Trust A Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about

Report of Independent Registered Public Accounting Firm

whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2012, and the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$41,546,391	$38,015,608	$223,962,681	$47,609,191	$240,884,708	$40,947,910

Net Assets
Contracts in accumulation	$41,489,861	$38,015,608	$223,957,757	$47,488,896	$240,878,623	$40,893,408
Contracts in payout (annuitization)	56,530		4,924	120,295	6,085	54,502

Total net assets	$41,546,391	$38,015,608	$223,962,681	$47,609,191	$240,884,708	$40,947,910

Units outstanding	3,285,208	3,010,182	17,843,813	2,611,075	13,606,593	2,321,056
Unit value	$12.65	$12.63	$12.55	$18.23	$17.70	$17.64

Shares	2,306,851	2,107,295	12,435,463	4,685,944	23,662,545	2,160,839
Cost	$41,252,758	$37,684,984	$220,136,569	$44,419,538	$223,333,372	$33,523,734

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III
Total Assets
Investments at fair value	$6,860,761	$19,949,788	$20,987,708	$130,968,989	$1,205,238,974	$155,962,476

Net Assets
Contracts in accumulation	$6,860,761	$19,949,788	$20,987,708	$130,654,340	$1,205,238,974	$155,962,476
Contracts in payout (annuitization)	—	—	—	314,649	—	—

Total net assets	$6,860,761	$19,949,788	$20,987,708	$130,968,989	$1,205,238,974	$155,962,476

Units outstanding	390,301	1,128,267	1,114,361	9,904,931	91,998,332	10,674,749
Unit value	$17.58	$17.68	$18.83	$13.22	$13.10	$14.61

Shares	362,619	2,369,333	2,498,537	10,502,726	96,651,081	12,517,053
Cost	$6,577,165	$17,114,026	$18,665,817	$93,170,355	$925,927,982	$110,907,915

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	American Global Growth Trust Series II	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II	American Global Small Capitalization Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$153,231,151	$3,988,739	$50,288,094	$33,819,065	$785,486,319	$105,547,229

Net Assets
Contracts in accumulation	$153,231,151	$3,988,739	$50,270,817	$33,819,065	$785,344,299	$105,547,229
Contracts in payout (annuitization)	—	—	17,277	—	142,020	—

Total net assets	$153,231,151	$3,988,739	$50,288,094	$33,819,065	$785,486,319	$105,547,229

Units outstanding	11,740,929	280,162	4,714,129	2,882,178	40,001,488	7,849,438
Unit value	$13.05	$14.24	$10.67	$11.73	$19.64	$13.45

Shares	12,488,276	325,611	5,355,495	3,597,773	45,299,096	6,090,434
Cost	$127,795,157	$3,206,511	$42,901,196	$26,553,018	$627,362,520	$79,134,291

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American High- Income Bond Trust Series II	American High- Income Bond Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$132,452,550	$703,311,313	$255,912,539	$51,691,233	$42,539,719	$497,659,810

Net Assets
Contracts in accumulation	$132,224,002	$703,100,596	$255,912,539	$51,691,233	$42,539,719	$497,601,143
Contracts in payout (annuitization)	228,548	210,717	—	—	—	58,667

Total net assets	$132,452,550	$703,311,313	$255,912,539	$51,691,233	$42,539,719	$497,659,810

Units outstanding	6,896,415	39,800,920	18,878,594	3,402,347	2,447,584	22,633,957
Unit value	$19.21	$17.67	$13.56	$15.19	$17.38	$21.99

Shares	7,950,333	42,291,721	15,397,867	4,751,032	3,917,101	31,103,738
Cost	$96,847,021	$640,355,383	$233,606,864	$50,961,891	$41,745,117	$439,729,925

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (a)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$50,474,665	$62,292,030	$2,546,429	$6,057,654	$217,180,428	$106,689,397

Net Assets
Contracts in accumulation	$50,474,665	$62,274,871	$2,546,429	$6,042,624	$216,867,453	$106,679,910
Contracts in payout (annuitization)	—	17,159	—	15,030	312,975	9,487

Total net assets	$50,474,665	$62,292,030	$2,546,429	$6,057,654	$217,180,428	$106,689,397

Units outstanding	4,154,206	4,498,260	189,733	234,669	8,904,367	6,082,613
Unit value	$12.15	$13.85	$13.42	$25.81	$24.39	$17.54

Shares	3,162,573	4,600,593	188,485	474,366	8,944,828	4,428,784
Cost	$47,481,564	$56,953,957	$2,306,461	$6,288,966	$152,061,405	$81,439,240

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II
Total Assets
Investments at fair value	$284,489	$241,510,022	$553,118,027	$136,224,374	$62,558,711	$285,351,761

Net Assets
Contracts in accumulation	$284,489	$241,510,022	$553,114,745	$135,893,388	$62,558,464	$285,351,761
Contracts in payout (annuitization)	—	—	3,282	330,986	247	—

Total net assets	$284,489	$241,510,022	$553,118,027	$136,224,374	$62,558,711	$285,351,761

Units outstanding	21,579	18,221,684	42,147,504	12,109,605	3,741,176	19,197,836
Unit value	$13.18	$13.25	$13.12	$11.25	$16.72	$14.86

Shares	21,552	17,263,047	39,480,230	11,835,306	5,497,251	24,305,942
Cost	$286,804	$239,277,647	$547,447,615	$108,775,571	$50,478,679	$241,537,871

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Core Allocation Plus Trust Series I	Core Allocation Plus Trust Series II	Core Bond Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series I
Total Assets
Investments at fair value	$19,050,496	$136,808,789	$10,873,608	$285,646,169	$24,658,473	$156,604

Net Assets
Contracts in accumulation	$19,050,496	$136,808,789	$10,873,608	$285,646,169	$24,658,473	$156,604
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$19,050,496	$136,808,789	$10,873,608	$285,646,169	$24,658,473	$156,604

Units outstanding	1,426,785	10,879,639	638,394	16,595,696	1,417,211	10,314
Unit value	$13.35	$12.57	$17.03	$17.21	$17.40	$15.18

Shares	1,826,510	13,104,290	779,470	17,073,889	1,475,672	10,130
Cost	$17,318,073	$117,730,070	$10,944,681	$264,251,301	$22,757,006	$164,473

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Core Global	Core Global			Disciplined
	Diversification	Diversification	Core Strategy	Core Strategy	Diversification	DWS Equity 500
	Trust Series II	Trust Series III	Trust Series II	Trust Series NAV	Trust Series II	Index (a)
Total Assets
Investments at fair value	$291,004,796	$18,237,274	$632,257,258	$9,321,783	$203,638,306	$14,069,131

Net Assets
Contracts in accumulation	$291,004,796	$18,237,274	$632,248,142	$9,321,783	$203,638,306	$14,062,385
Contracts in payout (annuitization)	—	—	9,116	—	—	6,746

Total net assets	$291,004,796	$18,237,274	$632,257,258	$9,321,783	$203,638,306	$14,069,131

Units outstanding	17,001,505	1,053,937	42,857,530	600,806	14,938,594	636,807
Unit value	$17.12	$17.30	$14.75	$15.52	$13.63	$22.09

Shares	18,810,911	1,180,406	46,421,238	686,435	15,946,617	938,568
Cost	$295,221,660	$18,409,174	$529,560,923	$8,387,829	$148,579,996	$12,057,102

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Equity-Income Trust	Equity-Income Trust	Financial Services	Financial Services	Founding Allocation	Founding Allocation
	Series I	Series II	Trust Series I	Trust Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$229,408,492	$147,657,653	$10,490,915	$18,855,797	$46,220,025	$1,100,916,744

Net Assets
Contracts in accumulation	$228,917,313	$147,524,629	$10,490,915	$18,842,121	$46,220,025	$1,100,916,744
Contracts in payout (annuitization)	491,179	133,024	—	13,676	—	—

Total net assets	$229,408,492	$147,657,653	$10,490,915	$18,855,797	$46,220,025	$1,100,916,744

Units outstanding	7,401,909	8,600,785	751,722	1,291,549	3,311,637	93,098,857
Unit value	$30.99	$17.17	$13.96	$14.60	$13.96	$11.83

Shares	14,781,475	9,532,450	851,535	1,536,740	4,307,551	102,506,215
Cost	$221,806,807	$125,653,859	$8,682,972	$14,954,883	$35,444,006	$1,066,364,661

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Fundamental All	Fundamental	Fundamental	Fundamental Large
	Cap Core Trust	Holdings Trust	Holdings Trust	Cap Value Trust	Fundamental Value	Fundamental Value
	Series II	Series II	Series III	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$59,159,232	$929,068,919	$62,109,826	$14,355,128	$255,769,223	$229,708,016

Net Assets
Contracts in accumulation	$59,159,232	$929,068,919	$62,109,826	$14,349,384	$255,319,205	$229,529,275
Contracts in payout (annuitization)	—	—	—	5,744	450,018	178,741

Total net assets	$59,159,232	$929,068,919	$62,109,826	$14,355,128	$255,769,223	$229,708,016

Units outstanding	2,866,960	74,401,402	4,483,756	861,806	16,630,579	14,454,454
Unit value	$20.63	$12.49	$13.85	$16.66	$15.38	$15.89

Shares	3,869,145	83,249,903	5,575,388	1,169,937	16,684,228	15,003,789
Cost	$57,354,375	$710,769,146	$46,877,075	$14,236,275	$178,620,568	$191,035,976

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

				Global
	Global	Global Bond Trust	Global Bond Trust	Diversification Trust	Global Trust	Global Trust
	Allocation (a)	Series I	Series II	Series II	Series I	Series II
Total Assets
Investments at fair value	$763,369	$61,077,969	$148,539,967	$711,503,122	$134,570,665	$25,429,832

Net Assets
Contracts in accumulation	$763,369	$61,020,423	$148,496,251	$711,503,122	$134,341,689	$25,355,364
Contracts in payout (annuitization)	—	57,546	43,716	—	228,976	74,468

Total net assets	$763,369	$61,077,969	$148,539,967	$711,503,122	$134,570,665	$25,429,832

Units outstanding	45,243	1,982,554	6,626,234	56,688,326	6,898,282	1,516,248
Unit value	$16.87	$30.81	$22.42	$12.55	$19.51	$16.77

Shares	47,503	4,641,183	11,391,102	65,335,456	8,484,910	1,608,465
Cost	$625,181	$58,582,644	$140,936,577	$577,171,030	$114,784,646	$25,763,953

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Core	International Core
	Trust Series I	Trust Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$41,483,488	$57,932,049	$52,828,206	$75,110,386	$25,322,340	$18,648,342

Net Assets
Contracts in accumulation	$41,381,415	$57,931,160	$52,615,465	$75,037,042	$25,251,484	$18,627,462
Contracts in payout (annuitization)	102,073	889	212,741	73,344	70,856	20,880

Total net assets	$41,483,488	$57,932,049	$52,828,206	$75,110,386	$25,322,340	$18,648,342

Units outstanding	1,425,170	1,937,970	2,306,961	3,305,373	1,705,412	1,164,058
Unit value	$29.11	$29.89	$22.90	$22.72	$14.85	$16.02

Shares	1,976,345	2,834,249	8,790,051	12,293,025	2,634,999	1,924,494
Cost	$31,037,101	$45,029,747	$51,964,610	$73,132,266	$26,320,518	$18,368,101

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$21,733,244	$24,580,916	$19,182,549	$20,386,236	$30,333,649	$20,750,317

Net Assets
Contracts in accumulation	$21,690,328	$24,580,916	$19,167,561	$20,305,909	$30,299,192	$20,750,317
Contracts in payout (annuitization)	42,916	—	14,988	80,327	34,457	—

Total net assets	$21,733,244	$24,580,916	$19,182,549	$20,386,236	$30,333,649	$20,750,317

Units outstanding	1,641,475	1,860,244	1,807,557	1,564,685	2,106,986	1,455,798
Unit value	$13.24	$13.21	$10.61	$13.03	$14.40	$14.25

Shares	1,418,619	1,602,407	1,252,125	1,422,626	2,988,537	2,044,366
Cost	$20,738,508	$23,440,848	$21,035,332	$19,691,196	$27,398,811	$19,266,432

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II
Total Assets
Investments at fair value	$86,197,796	$86,301,827	$192,547,793	$113,711,452	$74,919,817	$148,442,451

Net Assets
Contracts in accumulation	$86,125,335	$86,244,793	$192,268,181	$113,699,257	$74,855,569	$148,442,451
Contracts in payout (annuitization)	72,461	57,034	279,612	12,195	64,248	—

Total net assets	$86,197,796	$86,301,827	$192,547,793	$113,711,452	$74,919,817	$148,442,451

Units outstanding	4,864,597	4,463,283	10,048,782	5,945,106	4,256,655	8,462,793
Unit value	$17.72	$19.34	$19.16	$19.13	$17.60	$17.54

Shares	7,237,431	7,258,354	15,603,549	9,214,867	8,503,952	16,887,651
Cost	$94,854,244	$87,444,910	$178,180,478	$106,418,202	$68,245,563	$143,463,121

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

					Lifestyle	Lifestyle
	Lifestyle Balanced	Lifestyle Balanced	Lifestyle Balanced	Lifestyle Balanced	Conservative Trust	Conservative Trust
	Trust Series I	Trust Series II	Trust Series NAV	PS Series II	Series I	Series II
Total Assets
Investments at fair value	$663,373,282	$8,984,381,926	$70,966	$164,597,717	$225,765,059	$2,391,723,384

Net Assets
Contracts in accumulation	$663,150,161	$8,984,175,336	$70,966	$164,597,717	$225,592,484	$2,391,661,055
Contracts in payout (annuitization)	223,121	206,590	—	—	172,575	62,329

Total net assets	$663,373,282	$8,984,381,926	$70,966	$164,597,717	$225,765,059	$2,391,723,384

Units outstanding	36,807,051	514,301,137	4,616	12,280,686	11,374,734	133,397,940
Unit value	$18.02	$17.47	$15.37	$13.40	$19.85	$17.93

Shares	53,154,910	722,798,224	5,677	12,739,761	17,420,144	185,548,750
Cost	$598,498,989	$8,544,827,648	$67,956	$155,551,051	$218,951,562	$2,232,889,009

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Lifestyle
	Conservative PS	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth	Lifestyle Growth PS	Lifestyle Moderate
	Series II	Trust Series I	Trust Series II	Trust Series NAV	Series II	Trust Series I
Total Assets
Investments at fair value	$54,631,474	$617,143,126	$11,862,336,642	$576,107	$164,900,378	$250,095,370

Net Assets
Contracts in accumulation	$54,631,474	$616,186,310	$11,862,252,351	$576,107	$164,900,378	$248,100,458
Contracts in payout (annuitization)	—	956,816	84,291	—	—	1,994,912

Total net assets	$54,631,474	$617,143,126	$11,862,336,642	$576,107	$164,900,378	$250,095,370

Units outstanding	4,108,790	37,057,992	708,897,028	36,484	12,312,492	13,079,532
Unit value	$13.30	$16.65	$16.73	$15.79	$13.39	$19.12

Shares	4,154,485	50,544,073	973,919,265	47,145	12,933,363	19,569,278
Cost	$52,623,081	$563,573,802	$11,646,923,314	$563,261	$152,666,025	$225,095,885

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Lifestyle Moderate	Lifestyle Moderate	Mid Cap Index Trust	Mid Cap Index Trust	Mid Cap Stock	Mid Cap Stock
	Trust Series II	PS Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$2,843,252,618	$78,796,436	$30,406,342	$63,742,371	$150,467,399	$93,860,350

Net Assets
Contracts in accumulation	$2,843,107,760	$78,796,436	$30,379,831	$63,732,124	$150,411,023	$93,852,029
Contracts in payout (annuitization)	144,858	—	26,511	10,247	56,376	8,321

Total net assets	$2,843,252,618	$78,796,436	$30,406,342	$63,742,371	$150,467,399	$93,860,350

Units outstanding	162,047,959	5,876,876	1,288,198	2,956,341	8,616,282	4,243,643
Unit value	$17.55	$13.41	$23.60	$21.56	$17.46	$22.12

Shares	223,350,559	6,033,418	1,742,484	3,661,251	9,596,135	6,134,663
Cost	$2,520,322,379	$74,817,734	$26,402,600	$58,038,601	$128,520,250	$77,323,325

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money Market Trust B Series NAV	Mutual Shares Trust Series I
Total Assets
Investments at fair value	$60,563,461	$69,528,744	$133,630,131	$653,491,008	$24,570,301	$202,023,801

Net Assets
Contracts in accumulation	$60,469,329	$69,521,085	$133,423,021	$652,789,054	$24,570,301	$202,023,801
Contracts in payout (annuitization)	94,132	7,659	207,110	701,954	—	—

Total net assets	$60,563,461	$69,528,744	$133,630,131	$653,491,008	$24,570,301	$202,023,801

Units outstanding	3,149,506	3,713,246	8,933,742	53,585,072	2,022,211	15,585,767
Unit value	$19.23	$18.72	$14.96	$12.20	$12.15	$12.96

Shares	5,270,971	6,045,978	133,630,131	653,491,008	24,570,301	18,619,705
Cost	$44,458,931	$50,295,330	$133,630,131	$653,491,008	$24,570,301	$156,672,753

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

			Real Estate	Real Estate		Science &
	Natural Resources	PIMCO All	Securities Trust	Securities Trust	Real Return Bond	Technology Trust
	Trust Series II	Asset (a)	Series I	Series II	Trust Series II	Series I
Total Assets
Investments at fair value	$88,915,438	$34,575,224	$46,029,825	$61,981,578	$64,817,731	$78,992,428

Net Assets
Contracts in accumulation	$88,771,708	$34,575,224	$45,897,882	$61,964,050	$64,747,397	$78,885,894
Contracts in payout (annuitization)	143,730	—	131,943	17,528	70,334	106,534

Total net assets	$88,915,438	$34,575,224	$46,029,825	$61,981,578	$64,817,731	$78,992,428

Units outstanding	3,042,087	1,771,901	1,243,284	2,118,043	3,373,308	5,715,094
Unit value	$29.23	$19.51	$37.02	$29.26	$19.21	$13.82

Shares	8,918,299	2,996,120	3,257,596	4,377,230	4,910,434	4,584,587
Cost	$96,046,295	$33,353,514	$32,861,223	$45,278,201	$60,366,518	$59,024,113

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$35,388,369	$55,469,548	$53,830,862	$533,969	$28,227,034	$13,100,561

Net Assets
Contracts in accumulation	$35,379,250	$55,135,132	$53,779,674	$533,969	$28,225,948	$13,087,777
Contracts in payout (annuitization)	9,119	334,416	51,188	—	1,086	12,784

Total net assets	$35,388,369	$55,469,548	$53,830,862	$533,969	$28,227,034	$13,100,561

Units outstanding	2,110,735	4,333,120	4,261,971	37,455	1,509,187	698,432
Unit value	$16.77	$12.80	$12.63	$14.26	$18.70	$18.76

Shares	2,091,511	4,309,988	4,179,415	57,478	3,101,872	1,057,350
Cost	$32,343,549	$55,851,309	$54,444,608	$563,758	$30,355,735	$12,836,295

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I
Total Assets
Investments at fair value	$51,993,954	$23,626,990	$25,563,699	$604,716	$36,243,496	$57,163,760

Net Assets
Contracts in accumulation	$51,976,604	$23,621,008	$25,563,699	$604,716	$36,238,351	$57,037,410
Contracts in payout (annuitization)	17,350	5,982	—	—	5,145	126,350

Total net assets	$51,993,954	$23,626,990	$25,563,699	$604,716	$36,243,496	$57,163,760

Units outstanding	2,690,876	999,229	1,160,782	33,930	1,813,557	2,066,168
Unit value	$19.32	$23.65	$22.02	$17.82	$19.98	$27.67

Shares	4,210,037	1,067,645	1,167,292	29,213	1,754,283	2,931,475
Cost	$55,401,737	$18,190,619	$20,247,952	$514,519	$30,781,105	$43,821,881

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II
Total Assets
Investments at fair value	$61,840,453	$26,753,985	$15,047,939	$57,519,415	$63,288,014	$138,532,011

Net Assets
Contracts in accumulation	$61,829,378	$26,722,595	$15,047,753	$57,376,697	$63,288,014	$138,532,011
Contracts in payout (annuitization)	11,075	31,390	186	142,718	—	—

Total net assets	$61,840,453	$26,753,985	$15,047,939	$57,519,415	$63,288,014	$138,532,011

Units outstanding	2,734,377	1,576,139	896,852	2,794,995	3,197,993	11,123,949
Unit value	$22.62	$16.97	$16.78	$20.58	$19.79	$12.45

Shares	3,200,852	1,539,355	871,839	4,279,718	4,698,442	12,910,719
Cost	$46,792,417	$22,207,131	$13,007,416	$61,100,513	$67,098,239	$139,705,986

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I
Total Assets
Investments at fair value	$132,524,194	$173,280,975	$249,310,832	$11,817,298	$33,349,298	$7,254,641

Net Assets
Contracts in accumulation	$132,524,194	$173,082,693	$249,139,618	$11,768,845	$33,289,723	$7,254,641
Contracts in payout (annuitization)	—	198,282	171,214	48,453	59,575	—

Total net assets	$132,524,194	$173,280,975	$249,310,832	$11,817,298	$33,349,298	$7,254,641

Units outstanding	10,628,736	7,523,775	12,616,855	874,569	1,905,301	588,128
Unit value	$12.47	$23.03	$19.76	$13.51	$17.50	$12.34

Shares	12,373,874	11,795,846	16,983,027	898,654	2,541,867	598,074
Cost	$133,884,050	$166,456,453	$243,411,864	$10,187,624	$30,149,090	$7,320,732

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Ultra Short Term	US Equity Trust	US Equity Trust	Utilities Trust	Utilities Trust	Value
	Bond Trust Series II	Series I	Series II	Series I	Series II	Opportunities (a)
Total Assets
Investments at fair value	$120,202,685	$103,127,521	$7,302,339	$19,069,897	$20,613,404	$3,630,972

Net Assets
Contracts in accumulation	$120,202,685	$102,952,556	$7,302,291	$19,018,796	$20,612,042	$3,630,972
Contracts in payout (annuitization)	—	174,965	48	51,101	1,362	—

Total net assets	$120,202,685	$103,127,521	$7,302,339	$19,069,897	$20,613,404	$3,630,972

Units outstanding	9,950,154	8,093,528	575,607	820,410	599,810	98,879
Unit value	$12.08	$12.74	$12.69	$23.24	$34.37	$36.72

Shares	9,909,537	7,350,500	520,480	1,460,176	1,590,541	187,647
Cost	$121,524,372	$101,819,488	$7,210,851	$16,262,401	$17,108,004	$3,341,246

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2012

	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$88,495,829	$26,654,148

Net Assets
Contracts in accumulation	$88,239,457	$26,645,810
Contracts in payout (annuitization)	256,372	8,338

Total net assets	$88,495,829	$26,654,148

Units outstanding	3,840,703	1,216,022
Unit value	$23.04	$21.92

Shares	4,582,902	1,383,912
Cost	$66,966,350	$20,607,858

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV		500 Index Trust Series I
	2012 (b)	2012 (b)	2012	2011	2012 (d)	2011
Income:
Dividend distributions received	$239,226	$159,045	$1,543,655	$816,025	$1,903,366	$676,815
Expenses:
Mortality and expense risk and administrative charges	(100,747)	(98,736)	(967,456)	(740,169)	(555,239)	(753,898)

Net investment income (loss)	138,479	60,309	576,199	75,856	1,348,127	(77,083)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,076,676	112,524
Net realized gain (loss)	(9,279)	(5,468)	(737,264)	(1,615,029)	2,900,450	(180)

Realized gains (losses)	(9,279)	(5,468)	(737,264)	(1,615,029)	6,977,126	112,344

Unrealized appreciation (depreciation) during the period	293,633	330,624	8,220,323	1,783,673	(3,159,343)	242,975

Net increase (decrease) in contract owners’ equity from operations	422,833	385,465	8,059,258	244,500	5,165,910	278,236

Changes from principal transactions:
Purchase payments	7,963	39,712	347,550	249,498	180,637	84,377
Transfers between sub-accounts and the company	41,546,395	38,391,691	178,612,852	(1,411,004)	(44,226,115)	(9,392,573)
Withdrawals	(416,887)	(767,159)	(6,839,045)	(4,997,612)	(4,058,418)	(5,970,773)
Annual contract fee	(13,913)	(34,101)	(498,945)	(262,905)	(143,483)	(180,880)

Net increase (decrease) in contract owners’ equity from principal transactions	41,123,558	37,630,143	171,622,412	(6,422,023)	(48,247,379)	(15,459,849)

Total increase (decrease) in contract owners’ equity	41,546,391	38,015,608	179,681,670	(6,177,523)	(43,081,469)	(15,181,613)
Contract owners’ equity at beginning of period	—	—	44,281,011	50,458,534	43,081,469	58,263,082

Contract owners’ equity at end of period	$41,546,391	$38,015,608	$223,962,681	$44,281,011	$—	$43,081,469

	2012	2012	2012	2011	2012	2011
Units, beginning of period	—	—	4,146,994	4,739,633	3,979,638	5,409,423
Units issued	3,395,796	3,099,094	14,500,015	166,163	337,683	484,053
Units redeemed	110,588	88,912	803,196	758,802	4,317,321	1,913,838

Units, end of period	3,285,208	3,010,182	17,843,813	4,146,994	—	3,979,638

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.
(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust Series II		500 Index Trust Series NAV		Active Bond Trust Series I
	2012 (d)	2011	2012 (d)	2011	2012	2011
Income:
Dividend distributions received	$1,678,797	$551,168	$8,265,964	$2,638,950	$1,971,093	$2,911,220
Expenses:
Mortality and expense risk and administrative charges	(562,578)	(698,972)	(1,335,818)	(1,283,622)	(740,812)	(848,312)

Net investment income (loss)	1,116,219	(147,804)	6,930,146	1,355,328	1,230,281	2,062,908

Realized gains (losses) on investments:
Capital gain distributions received	3,760,355	100,509	17,517,378	365,306	336,675	—
Net realized gain (loss)	1,799,195	735,692	8,926,228	2,637,843	797,463	856,627

Realized gains (losses)	5,559,550	836,201	26,443,606	3,003,149	1,134,138	856,627

Unrealized appreciation (depreciation) during the period	(1,946,227)	(633,468)	(11,866,910)	(2,907,125)	1,575,340	(417,179)

Net increase (decrease) in contract owners’ equity from operations	4,729,542	54,929	21,506,842	1,451,352	3,939,759	2,502,356

Changes from principal transactions:
Purchase payments	75,943	166,473	3,372,500	14,447,302	125,089	154,995
Transfers between sub-accounts and the company	(39,004,264)	(141,763)	(177,506,294)	33,448,722	(1,045,727)	(2,222,273)
Withdrawals	(6,313,756)	(5,220,298)	(8,160,103)	(5,371,327)	(8,043,150)	(8,611,150)
Annual contract fee	(140,534)	(182,052)	(1,475,286)	(1,603,776)	(91,224)	(115,455)

Net increase (decrease) in contract owners’ equity from principal transactions	(45,382,611)	(5,377,640)	(183,769,183)	40,920,921	(9,055,012)	(10,793,883)

Total increase (decrease) in contract owners’ equity	(40,653,069)	(5,322,711)	(162,262,341)	42,372,273	(5,115,253)	(8,291,527)
Contract owners’ equity at beginning of period	40,653,069	45,975,780	162,262,341	119,890,068	52,724,444	61,015,971

Contract owners’ equity at end of period	$—	$40,653,069	$—	$162,262,341	$47,609,191	$52,724,444

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,896,328	3,263,175	9,175,534	6,829,358	3,127,533	3,774,999
Units issued	167,545	471,449	476,390	2,909,938	154,487	255,679
Units redeemed	3,063,873	838,296	9,651,924	563,762	670,945	903,145

Units, end of period	—	2,896,328	—	9,175,534	2,611,075	3,127,533

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series II		All Cap Core Trust Series I		All Cap Core Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$9,492,851	$13,425,048	$453,586	$438,950	$61,676	$58,696
Expenses:
Mortality and expense risk and administrative charges	(4,127,484)	(4,711,953)	(607,941)	(671,429)	(107,060)	(116,072)

Net investment income (loss)	5,365,367	8,713,095	(154,355)	(232,479)	(45,384)	(57,376)

Realized gains (losses) on investments:
Capital gain distributions received	1,660,826	—	—	—	—	—
Net realized gain (loss)	3,321,177	3,600,357	1,718,966	2,526,093	(85,972)	(179,075)

Realized gains (losses)	4,982,003	3,600,357	1,718,966	2,526,093	(85,972)	(179,075)

Unrealized appreciation (depreciation) during the period	8,422,628	(290,331)	4,181,830	(2,683,184)	1,062,962	152,596

Net increase (decrease) in contract owners’ equity from operations	18,769,998	12,023,121	5,746,441	(389,570)	931,606	(83,855)

Changes from principal transactions:
Purchase payments	643,979	1,045,616	97,258	112,755	39,258	21,987
Transfers between sub-accounts and the company	3,765,762	(25,879,031)	(1,518,740)	(2,502,609)	(6,209)	(180,601)
Withdrawals	(39,443,921)	(43,400,407)	(3,847,358)	(5,570,958)	(728,276)	(841,918)
Annual contract fee	(939,309)	(1,068,814)	(111,137)	(125,263)	(37,748)	(36,948)

Net increase (decrease) in contract owners’ equity from principal transactions	(35,973,489)	(69,302,636)	(5,379,977)	(8,086,075)	(732,975)	(1,037,480)

Total increase (decrease) in contract owners’ equity	(17,203,491)	(57,279,515)	366,464	(8,475,645)	198,631	(1,121,335)
Contract owners’ equity at beginning of period	258,088,199	315,367,714	40,581,446	49,057,091	6,662,130	7,783,465

Contract owners’ equity at end of period	$240,884,708	$258,088,199	$40,947,910	$40,581,446	$6,860,761	$6,662,130

	2012	2011	2012	2011	2012	2011
Units, beginning of period	15,698,327	19,948,130	2,644,244	3,182,657	434,468	501,289
Units issued	1,257,886	1,009,302	57,512	126,252	44,938	17,016
Units redeemed	3,349,620	5,259,105	380,700	664,665	89,104	83,837

Units, end of period	13,606,593	15,698,327	2,321,056	2,644,244	390,301	434,468

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Value Trust Series I		All Cap Value Trust Series II		American Asset Allocation Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$165,845	$80,704	$136,564	$37,796	$2,004,664	$2,054,870
Expenses:
Mortality and expense risk and administrative charges	(316,823)	(374,489)	(378,315)	(436,944)	(1,970,918)	(2,156,946)

Net investment income (loss)	(150,978)	(293,785)	(241,751)	(399,148)	33,746	(102,076)

Realized gains (losses) on investments:
Capital gain distributions received	823,499	—	915,986	—	—	—
Net realized gain (loss)	320,059	(220,417)	417,182	(838,277)	7,302,707	7,678,808

Realized gains (losses)	1,143,558	(220,417)	1,333,168	(838,277)	7,302,707	7,678,808

Unrealized appreciation (depreciation) during the period	980,452	(864,028)	922,728	(409,300)	10,411,605	(8,085,666)

Net increase (decrease) in contract owners’ equity from operations	1,973,032	(1,378,230)	2,014,145	(1,646,725)	17,748,058	(508,934)

Changes from principal transactions:
Purchase payments	84,043	189,498	66,593	134,247	562,755	413,080
Transfers between sub-accounts and the company	(1,988,015)	(231,849)	(2,243,114)	404,756	(3,844,543)	(5,978,740)
Withdrawals	(2,245,021)	(3,479,722)	(3,033,945)	(3,222,582)	(16,489,699)	(19,070,246)
Annual contract fee	(59,570)	(73,139)	(88,840)	(103,277)	(217,677)	(258,564)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,208,563)	(3,595,212)	(5,299,306)	(2,786,856)	(19,989,164)	(24,894,470)

Total increase (decrease) in contract owners’ equity	(2,235,531)	(4,973,442)	(3,285,161)	(4,433,581)	(2,241,106)	(25,403,404)
Contract owners’ equity at beginning of period	22,185,319	27,158,761	24,272,869	28,706,450	133,210,095	158,613,499

Contract owners’ equity at end of period	$19,949,788	$22,185,319	$20,987,708	$24,272,869	$130,968,989	$133,210,095

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,367,033	1,571,151	1,399,829	1,558,406	11,511,602	13,636,502
Units issued	38,770	164,877	68,268	137,374	204,709	311,055
Units redeemed	277,536	368,995	353,735	295,951	1,811,380	2,435,955

Units, end of period	1,128,267	1,367,033	1,114,361	1,399,829	9,904,931	11,511,602

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Blue-Chip Income & Growth Trust Series II
	2012	2011	2012	2011	2012 (d)	2011
Income:
Dividend distributions received	$16,754,858	$16,398,842	$2,895,137	$2,753,547	$—	$738,436
Expenses:
Mortality and expense risk and administrative charges	(18,228,303)	(19,116,184)	(1,356,830)	(1,327,232)	(835,602)	(1,047,703)

Net investment income (loss)	(1,473,445)	(2,717,342)	1,538,307	1,426,315	(835,602)	(309,267)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,603,479	—
Net realized gain (loss)	2,228,588	(20,447,507)	4,629,406	1,665,327	(10,245,042)	(6,658,249)

Realized gains (losses)	2,228,588	(20,447,507)	4,629,406	1,665,327	(1,641,563)	(6,658,249)

Unrealized appreciation (depreciation) during the period	155,044,199	15,921,828	15,326,857	(2,467,544)	8,797,485	5,087,264

Net increase (decrease) in contract owners’ equity from operations	155,799,342	(7,243,021)	21,494,570	624,098	6,320,320	(1,880,252)

Changes from principal transactions:
Purchase payments	12,067,143	18,812,260	3,603,347	2,214,297	167,064	291,957
Transfers between sub-accounts and the company	(37,268,325)	(64,007,221)	(1,907,476)	(1,783,375)	(61,072,844)	(1,533,459)
Withdrawals	(95,542,743)	(72,179,276)	(12,028,219)	(7,510,186)	(5,773,122)	(8,341,084)
Annual contract fee	(8,522,746)	(8,612,943)	(962,407)	(890,386)	(174,403)	(214,550)

Net increase (decrease) in contract owners’ equity from principal transactions	(129,266,671)	(125,987,180)	(11,294,755)	(7,969,650)	(66,853,305)	(9,797,136)

Total increase (decrease) in contract owners’ equity	26,532,671	(133,230,201)	10,199,815	(7,345,552)	(60,532,985)	(11,677,388)
Contract owners’ equity at beginning of period	1,178,706,303	1,311,936,504	145,762,661	153,108,213	60,532,985	72,210,373

Contract owners’ equity at end of period	$1,205,238,974	$1,178,706,303	$155,962,476	$145,762,661	$—	$60,532,985

	2012	2011	2012	2011	2012	2011
Units, beginning of period	102,406,703	113,271,349	11,486,212	12,111,973	3,673,748	4,252,265
Units issued	597,464	1,159,267	207,526	235,164	160,682	284,260
Units redeemed	11,005,835	12,023,913	1,018,989	860,925	3,834,430	862,777

Units, end of period	91,998,332	102,406,703	10,674,749	11,486,212	—	3,673,748

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Blue-Chip Income & Growth Trust Series III		American Global Growth Trust Series II		American Global Growth Trust Series III
	2012 (d)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$10,027	$2,911,426	$499,382	$1,227,624	$31,022	$46,800
Expenses:
Mortality and expense risk and administrative charges	(1,320,108)	(1,420,903)	(2,326,770)	(2,576,452)	(37,873)	(33,638)

Net investment income (loss)	(1,310,081)	1,490,523	(1,827,388)	(1,348,828)	(6,851)	13,162

Realized gains (losses) on investments:
Capital gain distributions received	24,816,913	—	—	—	—	—
Net realized gain (loss)	19,494,547	1,999,088	(3,117,462)	(6,517,123)	151,322	91,195

Realized gains (losses)	44,311,460	1,999,088	(3,117,462)	(6,517,123)	151,322	91,195

Unrealized appreciation (depreciation) during the period	(23,868,344)	(5,969,880)	32,937,476	(9,175,822)	583,021	(463,722)

Net increase (decrease) in contract owners’ equity from operations	19,133,035	(2,480,269)	27,992,626	(17,041,773)	727,492	(359,365)

Changes from principal transactions:
Purchase payments	3,058,625	9,400,983	1,063,965	1,387,753	(9,140)	242,681
Transfers between sub-accounts and the company	(176,398,663)	16,872,392	(11,282,504)	(7,650,927)	6,536	389,463
Withdrawals	(9,095,822)	(7,306,162)	(10,032,491)	(14,434,731)	(166,437)	(137,832)
Annual contract fee	(1,084,673)	(1,224,430)	(920,468)	(962,213)	(3,022)	(7,769)

Net increase (decrease) in contract owners’ equity from principal transactions	(183,520,533)	17,742,783	(21,171,498)	(21,660,118)	(172,063)	486,543

Total increase (decrease) in contract owners’ equity	(164,387,498)	15,262,514	6,821,128	(38,701,891)	555,429	127,178
Contract owners’ equity at beginning of period	164,387,498	149,124,984	146,410,023	185,111,914	3,433,310	3,306,132

Contract owners’ equity at end of period	$—	$164,387,498	$153,231,151	$146,410,023	$3,988,739	$3,433,310

	2012	2011	2012	2011	2012	2011
Units, beginning of period	13,985,211	12,453,177	13,480,728	15,211,203	292,500	253,969
Units issued	293,600	2,233,788	717,184	1,309,614	22,761	58,844
Units redeemed	14,278,811	701,754	2,456,983	3,040,089	35,099	20,313

Units, end of period	—	13,985,211	11,740,929	13,480,728	280,162	292,500

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III		American Growth Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$355,557	$414,801	$402,303	$444,509	$2,046,938	$728,342
Expenses:
Mortality and expense risk and administrative charges	(780,769)	(927,410)	(303,625)	(296,255)	(12,867,591)	(14,458,605)

Net investment income (loss)	(425,212)	(512,609)	98,678	148,254	(10,820,653)	(13,730,263)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	808,663	3,304,390	2,088,586	904,405	(52,063,350)	(57,442,210)

Realized gains (losses)	808,663	3,304,390	2,088,586	904,405	(52,063,350)	(57,442,210)

Unrealized appreciation (depreciation) during the period	7,134,876	(15,597,882)	3,298,440	(7,836,180)	182,839,741	21,558,684

Net increase (decrease) in contract owners’ equity from operations	7,518,327	(12,806,101)	5,485,704	(6,783,521)	119,955,738	(49,613,789)

Changes from principal transactions:
Purchase payments	351,947	485,632	616,603	772,630	2,651,763	4,880,511
Transfers between sub-accounts and the company	(3,471,497)	(5,191,808)	(2,209,762)	6,048,066	(58,451,350)	(35,311,318)
Withdrawals	(3,732,158)	(5,980,274)	(2,327,303)	(1,627,975)	(88,678,432)	(103,207,246)
Annual contract fee	(292,608)	(312,391)	(212,081)	(202,675)	(3,406,763)	(3,761,014)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,144,316)	(10,998,841)	(4,132,543)	4,990,046	(147,884,782)	(137,399,067)

Total increase (decrease) in contract owners’ equity	374,011	(23,804,942)	1,353,161	(1,793,475)	(27,929,044)	(187,012,856)
Contract owners’ equity at beginning of period	49,914,083	73,719,025	32,465,904	34,259,379	813,415,363	1,000,428,219

Contract owners’ equity at end of period	$50,288,094	$49,914,083	$33,819,065	$32,465,904	$785,486,319	$813,415,363

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,414,617	6,333,479	3,240,419	2,736,959	47,556,271	54,531,045
Units issued	371,979	936,004	180,706	667,076	1,800,477	3,422,844
Units redeemed	1,072,467	1,854,866	538,947	163,616	9,355,260	10,397,618

Units, end of period	4,714,129	5,414,617	2,882,178	3,240,419	40,001,488	47,556,271

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series III		American Growth-Income Trust Series I		American Growth-Income Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$774,027	$607,022	$1,644,394	$1,482,847	$7,764,941	$7,466,996
Expenses:
Mortality and expense risk and administrative charges	(943,582)	(852,044)	(1,840,038)	(2,069,207)	(10,895,990)	(11,774,200)

Net investment income (loss)	(169,555)	(245,022)	(195,644)	(586,360)	(3,131,049)	(4,307,204)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,955,926	1,575,462	9,455,753	9,893,268	(24,122,897)	(32,872,574)

Realized gains (losses)	4,955,926	1,575,462	9,455,753	9,893,268	(24,122,897)	(32,872,574)

Unrealized appreciation (depreciation) during the period	11,599,429	(6,019,279)	8,497,999	(13,830,446)	124,543,712	12,726,531

Net increase (decrease) in contract owners’ equity from operations	16,385,800	(4,688,839)	17,758,108	(4,523,538)	97,289,766	(24,453,247)

Changes from principal transactions:
Purchase payments	1,859,427	6,097,421	478,039	583,228	2,350,854	3,891,239
Transfers between sub-accounts and the company	(3,493,566)	12,534,500	9,829,537	(11,339,359)	8,998,139	(27,965,351)
Withdrawals	(6,349,950)	(4,157,395)	(16,198,300)	(18,584,020)	(75,535,414)	(79,911,512)
Annual contract fee	(728,029)	(726,942)	(324,160)	(377,282)	(3,038,462)	(3,263,500)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,712,118)	13,747,584	(6,214,884)	(29,717,433)	(67,224,883)	(107,249,124)

Total increase (decrease) in contract owners’ equity	7,673,682	9,058,745	11,543,224	(34,240,971)	30,064,883	(131,702,371)
Contract owners’ equity at beginning of period	97,873,547	88,814,802	120,909,326	155,150,297	673,246,430	804,948,801

Contract owners’ equity at end of period	$105,547,229	$97,873,547	$132,452,550	$120,909,326	$703,311,313	$673,246,430

	2012	2011	2012	2011	2012	2011
Units, beginning of period	8,502,944	7,318,175	7,268,702	9,001,189	43,876,667	50,327,529
Units issued	374,950	1,595,755	1,141,649	222,757	2,570,245	2,178,116
Units redeemed	1,028,456	410,986	1,513,936	1,955,244	6,645,992	8,628,978

Units, end of period	7,849,438	8,502,944	6,896,415	7,268,702	39,800,920	43,876,667

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series III		American High-Income Bond Trust Series II		American High-Income Bond Trust Series III
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$4,025,806	$1,224,925	$3,197,822	$3,515,007	$2,888,996	$3,156,961
Expenses:
Mortality and expense risk and administrative charges	(969,086)	(701,108)	(779,585)	(822,433)	(385,814)	(376,356)

Net investment income (loss)	3,056,720	523,817	2,418,237	2,692,574	2,503,182	2,780,605

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,839,241	1,720,408	1,138,499	2,431,866	312,103	375,728

Realized gains (losses)	4,839,241	1,720,408	1,138,499	2,431,866	312,103	375,728

Unrealized appreciation (depreciation) during the period	8,505,606	(3,994,362)	1,726,705	(5,205,314)	2,217,269	(2,781,690)

Net increase (decrease) in contract owners’ equity from operations	16,401,567	(1,750,137)	5,283,441	(80,874)	5,032,554	374,643

Changes from principal transactions:
Purchase payments	1,417,656	1,977,137	288,931	374,281	601,427	1,298,184
Transfers between sub-accounts and the company	170,422,801	665,706	3,990,938	(1,579,269)	(1,155,897)	(6,802)
Withdrawals	(7,440,063)	(3,781,107)	(6,023,612)	(7,165,170)	(2,890,391)	(1,927,192)
Annual contract fee	(609,906)	(450,689)	(231,563)	(238,415)	(361,620)	(382,173)

Net increase (decrease) in contract owners’ equity from principal transactions	163,790,488	(1,588,953)	(1,975,306)	(8,608,573)	(3,806,481)	(1,017,983)

Total increase (decrease) in contract owners’ equity	180,192,055	(3,339,090)	3,308,135	(8,689,447)	1,226,073	(643,340)
Contract owners’ equity at beginning of period	75,720,484	79,059,574	48,383,098	57,072,545	41,313,646	41,956,986

Contract owners’ equity at end of period	$255,912,539	$75,720,484	$51,691,233	$48,383,098	$42,539,719	$41,313,646

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,504,662	6,612,997	3,542,459	4,169,615	2,674,567	2,741,483
Units issued	13,334,212	465,422	741,996	748,110	77,615	150,376
Units redeemed	960,280	573,757	882,108	1,375,266	304,598	217,292

Units, end of period	18,878,594	6,504,662	3,402,347	3,542,459	2,447,584	2,674,567

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		American New World Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$4,586,676	$7,088,422	$705,398	$870,152	$262,916	$773,176
Expenses:
Mortality and expense risk and administrative charges	(8,041,568)	(9,140,501)	(444,992)	(358,454)	(923,051)	(1,138,806)

Net investment income (loss)	(3,454,892)	(2,052,079)	260,406	511,698	(660,135)	(365,630)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(78,199,516)	(55,633,737)	(3,586)	76,662	1,810,990	5,947,633

Realized gains (losses)	(78,199,516)	(55,633,737)	(3,586)	76,662	1,810,990	5,947,633

Unrealized appreciation (depreciation) during the period	156,059,578	(30,250,450)	7,433,870	(6,826,126)	7,570,813	(17,568,493)

Net increase (decrease) in contract owners’ equity from operations	74,405,170	(87,936,266)	7,690,690	(6,237,766)	8,721,668	(11,986,490)

Changes from principal transactions:
Purchase payments	1,749,973	2,921,082	931,290	4,837,780	274,377	576,707
Transfers between sub-accounts and the company	(34,355,058)	12,239,425	259,853	15,469,671	(1,333,309)	(7,928,011)
Withdrawals	(52,158,663)	(61,101,929)	(2,838,220)	(1,780,657)	(5,473,637)	(8,388,490)
Annual contract fee	(2,221,529)	(2,439,780)	(396,039)	(403,405)	(227,193)	(262,438)

Net increase (decrease) in contract owners’ equity from principal transactions	(86,985,277)	(48,381,202)	(2,043,116)	18,123,389	(6,759,762)	(16,002,232)

Total increase (decrease) in contract owners’ equity	(12,580,107)	(136,317,468)	5,647,574	11,885,623	1,961,906	(27,988,722)
Contract owners’ equity at beginning of period	510,239,917	646,557,385	44,827,091	32,941,468	60,330,124	88,318,846

Contract owners’ equity at end of period	$497,659,810	$510,239,917	$50,474,665	$44,827,091	$62,292,030	$60,330,124

	2012	2011	2012	2011	2012	2011
Units, beginning of period	26,581,614	28,123,148	4,311,666	2,698,737	5,023,539	6,201,476
Units issued	947,486	2,789,617	359,807	1,672,674	556,962	1,007,107
Units redeemed	4,895,143	4,331,151	517,267	59,745	1,082,241	2,185,044

Units, end of period	22,633,957	26,581,614	4,154,206	4,311,666	4,498,260	5,023,539

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American New World Trust Series III		Balanced Trust Series I		Basic Value Focus (a)
	2012	2011	2012 (e)	2011	2012	2011
Income:
Dividend distributions received	$22,422	$48,041	$12,366	$9,181	$98,057	$112,455
Expenses:
Mortality and expense risk and administrative charges	(26,096)	(26,799)	(2,655)	(5,230)	(95,885)	(117,665)

Net investment income (loss)	(3,674)	21,242	9,711	3,951	2,172	(5,210)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	287,522	2,899	—	—
Net realized gain (loss)	154,884	154,143	(213,454)	4,065	(298,600)	(666,550)

Realized gains (losses)	154,884	154,143	74,068	6,964	(298,600)	(666,550)

Unrealized appreciation (depreciation) during the period	244,921	(613,980)	(20,604)	(10,150)	1,047,888	323,942

Net increase (decrease) in contract owners’ equity from operations	396,131	(438,595)	63,175	765	751,460	(347,818)

Changes from principal transactions:
Purchase payments	19,734	213,811	—	114,348	24,318	7,920
Transfers between sub-accounts and the company	(330,681)	429,418	(788,546)	202,595	(399,669)	(540,352)
Withdrawals	(165,299)	(250,317)	(22,300)	(10,274)	(759,271)	(1,579,016)
Annual contract fee	(1,722)	(6,982)	(162)	(4,063)	(21,387)	(24,746)

Net increase (decrease) in contract owners’ equity from principal transactions	(477,968)	385,930	(811,008)	302,606	(1,156,009)	(2,136,194)

Total increase (decrease) in contract owners’ equity	(81,837)	(52,665)	(747,833)	303,371	(404,549)	(2,484,012)
Contract owners’ equity at beginning of period	2,628,266	2,680,931	747,833	444,462	6,462,203	8,946,215

Contract owners’ equity at end of period	$2,546,429	$2,628,266	$—	$747,833	$6,057,654	$6,462,203

	2012	2011	2012	2011	2012	2011
Units, beginning of period	228,234	198,213	45,325	26,947	281,077	381,772
Units issued	5,871	61,736	6,776	20,456	2,344	3,575
Units redeemed	44,372	31,715	52,101	2,078	48,752	104,270

Units, end of period	189,733	228,234	—	45,325	234,669	281,077

(a)	Sub-account which invests in non-affiliated Trust.
(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond PS Series II
	2012	2011	2012	2011	2012	2011 (aa)
Income:
Dividend distributions received	$204,787	$17,276	$—	$—	$8,727	$24,119
Expenses:
Mortality and expense risk and administrative charges	(3,351,528)	(3,557,256)	(1,798,956)	(1,849,458)	(10,496)	(13,244)

Net investment income (loss)	(3,146,741)	(3,539,980)	(1,798,956)	(1,849,458)	(1,769)	10,875

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	18,136
Net realized gain (loss)	16,192,418	16,857,043	4,800,026	4,482,327	(33,278)	(70,781)

Realized gains (losses)	16,192,418	16,857,043	4,800,026	4,482,327	(33,278)	(52,645)

Unrealized appreciation (depreciation) during the period	21,766,291	(12,569,781)	13,749,229	(2,813,222)	19,239	(21,553)

Net increase (decrease) in contract owners’ equity from operations	34,811,968	747,282	16,750,299	(180,353)	(15,808)	(63,323)

Changes from principal transactions:
Purchase payments	564,972	691,023	478,332	656,424	—	—
Transfers between sub-accounts and the company	(6,905,107)	(12,145,560)	(588,306)	3,428,390	(1,880,925)	2,296,588
Withdrawals	(26,601,729)	(32,322,476)	(16,279,546)	(15,508,084)	(42,504)	(1,451)
Annual contract fee	(473,148)	(527,754)	(393,096)	(405,261)	(8,088)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(33,415,012)	(44,304,767)	(16,782,616)	(11,828,531)	(1,931,517)	2,295,137

Total increase (decrease) in contract owners’ equity	1,396,956	(43,557,485)	(32,317)	(12,008,884)	(1,947,325)	2,231,814
Contract owners’ equity at beginning of period	215,783,472	259,340,957	106,721,714	118,730,598	2,231,814	—

Contract owners’ equity at end of period	$217,180,428	$215,783,472	$106,689,397	$106,721,714	$284,489	$2,231,814

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,364,865	12,612,101	7,061,184	7,825,611	176,037	—
Units issued	357,224	475,012	901,342	1,206,488	937,386	1,042,966
Units redeemed	1,817,722	2,722,248	1,879,913	1,970,915	1,091,844	866,929

Units, end of period	8,904,367	10,364,865	6,082,613	7,061,184	21,579	176,037

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series II		Capital Appreciation Trust Series I
	2012	2011 (bb)	2012	2011 (bb)	2012	2011
Income:
Dividend distributions received	$6,613,651	$5,464,585	$14,123,364	$12,704,035	221,668	$108,993
Expenses:
Mortality and expense risk and administrative charges	(2,156,504)	(331,842)	(8,755,889)	(1,448,716)	(2,150,225)	(2,357,431)

Net investment income (loss)	4,457,147	5,132,743	5,367,475	11,255,319	(1,928,557)	(2,248,438)

Realized gains (losses) on investments:
Capital gain distributions received	1,632,415	—	3,777,308	—	—	—
Net realized gain (loss)	326,990	(976)	1,231,871	12,828	6,540,809	4,694,620

Realized gains (losses)	1,959,405	(976)	5,009,179	12,828	6,540,809	4,694,620

Unrealized appreciation (depreciation) during the period	6,040,043	(3,807,669)	14,338,440	(8,668,027)	15,041,686	(3,903,461)

Net increase (decrease) in contract owners’ equity from operations	12,456,595	1,324,098	24,715,094	2,600,120	19,653,938	(1,457,279)

Changes from principal transactions:
Purchase payments	4,422,660	1,326,296	2,604,312	552,682	439,346	594,244
Transfers between sub-accounts and the company	14,285,137	226,514,397	16,874,527	564,825,231	(7,217,980)	(9,195,118)
Withdrawals	(15,049,684)	(1,766,821)	(47,422,357)	(8,026,615)	(16,571,934)	(20,896,272)
Annual contract fee	(1,760,241)	(242,415)	(3,000,418)	(604,549)	(415,194)	(486,042)

Net increase (decrease) in contract owners’ equity from principal transactions	1,897,872	225,831,457	(30,943,936)	556,746,749	(23,765,762)	(29,983,188)

Total increase (decrease) in contract owners’ equity	14,354,467	227,155,555	(6,228,842)	559,346,869	(4,111,824)	(31,440,467)
Contract owners’ equity at beginning of period	227,155,555	—	559,346,869	—	140,336,198	171,776,665

Contract owners’ equity at end of period	$241,510,022	$227,155,555	$553,118,027	$559,346,869	$136,224,374	$140,336,198

	2012	2011	2012	2011	2012	2011
Units, beginning of period	18,060,579	—	44,532,446	—	14,254,891	17,221,010
Units issued	1,690,279	18,105,745	4,579,434	45,488,749	384,316	697,784
Units redeemed	1,529,174	45,166	6,964,376	956,303	2,529,602	3,663,903

Units, end of period	18,221,684	18,060,579	42,147,504	44,532,446	12,109,605	14,254,891

(bb)	Reflects the period from commencement of operations on October 28, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$40,692	$19,619	$3,538,518	$3,443,152	$258,928	$280,019
Expenses:
Mortality and expense risk and administrative charges	(1,058,876)	(1,122,098)	(4,197,912)	(4,418,567)	(184,406)	(189,892)

Net investment income (loss)	(1,018,184)	(1,102,479)	(659,394)	(975,415)	74,522	90,127

Realized gains (losses) on investments:
Capital gain distributions received	—	—	27,541,663	4,423,251	1,211,044	1,092,070
Net realized gain (loss)	4,586,679	2,423,589	10,259,924	7,781,500	967,340	410,268

Realized gains (losses)	4,586,679	2,423,589	37,801,587	12,204,751	2,178,384	1,502,338

Unrealized appreciation (depreciation) during the period	4,993,028	(2,164,016)	(2,413,479)	(7,150,411)	154,306	(2,233,438)

Net increase (decrease) in contract owners’ equity from operations	8,561,523	(842,906)	34,728,714	4,078,925	2,407,212	(640,973)

Changes from principal transactions:
Purchase payments	215,780	317,944	5,272,228	6,050,841	503,932	267,579
Transfers between sub-accounts and the company	377,120	(803,030)	(10,447,733)	(24,376,467)	(582,912)	(361,078)
Withdrawals	(9,576,008)	(8,780,846)	(22,184,154)	(16,065,141)	(3,085,103)	(696,886)
Annual contract fee	(278,141)	(273,388)	(2,130,790)	(2,123,159)	(129,383)	(120,534)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,261,249)	(9,539,320)	(29,490,449)	(36,513,926)	(3,293,466)	(910,919)

Total increase (decrease) in contract owners’ equity	(699,726)	(10,382,226)	5,238,265	(32,435,001)	(886,254)	(1,551,892)
Contract owners’ equity at beginning of period	63,258,437	73,640,663	280,113,496	312,548,497	19,936,750	21,488,642

Contract owners’ equity at end of period	$62,558,711	$63,258,437	$285,351,761	$280,113,496	$19,050,496	$19,936,750

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,312,243	4,935,879	21,274,575	24,072,871	1,680,216	1,752,947
Units issued	647,181	530,200	269,005	322,607	49,914	48,798
Units redeemed	1,218,248	1,153,836	2,345,744	3,120,903	303,345	121,529

Units, end of period	3,741,176	4,312,243	19,197,836	21,274,575	1,426,785	1,680,216

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series II		Core Allocation Trust Series I		Core Allocation Trust Series II
	2012	2011	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$1,575,783	$1,591,259	$21,041	$471,807	$64,004	$3,362,695
Expenses:
Mortality and expense risk and administrative charges	(2,009,994)	(2,152,673)	(37,651)	(100,787)	(486,840)	(1,296,407)

Net investment income (loss)	(434,211)	(561,414)	(16,610)	371,020	(422,836)	2,066,288

Realized gains (losses) on investments:
Capital gain distributions received	8,243,196	7,456,587	662,158	85,502	5,322,125	664,257
Net realized gain (loss)	3,356,623	4,049,874	54,971	222,803	(1,053,768)	1,242,062

Realized gains (losses)	11,599,819	11,506,461	717,129	308,305	4,268,357	1,906,319

Unrealized appreciation (depreciation) during the period	4,024,972	(16,416,628)	380,929	(1,017,434)	4,166,100	(7,942,693)

Net increase (decrease) in contract owners’ equity from operations	15,190,580	(5,471,581)	1,081,448	(338,109)	8,011,621	(3,970,086)

Changes from principal transactions:
Purchase payments	2,362,879	2,156,497	32,924	565,273	574,567	10,182,990
Transfers between sub-accounts and the company	(4,363,124)	(7,515,807)	(13,367,333)	3,503,903	(100,702,651)	26,290,779
Withdrawals	(8,377,032)	(7,312,901)	(195,078)	(1,362,216)	(1,459,132)	(6,473,449)
Annual contract fee	(1,058,495)	(1,055,734)	(37,830)	(116,826)	(262,591)	(574,260)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,435,772)	(13,727,945)	(13,567,317)	2,590,134	(101,849,807)	29,426,060

Total increase (decrease) in contract owners’ equity	3,754,808	(19,199,526)	(12,485,869)	2,252,025	(93,838,186)	25,455,974
Contract owners’ equity at beginning of period	133,053,981	152,253,507	12,485,869	10,233,844	93,838,186	68,382,212

Contract owners’ equity at end of period	$136,808,789	$133,053,981	$—	$12,485,869	$—	$93,838,186

	2012	2011	2012	2011	2012	2011
Units, beginning of period	11,823,666	12,998,029	786,069	629,232	5,908,167	4,170,840
Units issued	162,574	161,200	15,892	259,168	631,306	2,682,009
Units redeemed	1,106,601	1,335,563	801,961	102,331	6,539,473	944,682

Units, end of period	10,879,639	11,823,666	—	786,069	—	5,908,167

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Trust Series NAV		Core Balanced Trust Series I		Core Balanced Trust Series II
	2012 (e)	2011 (cc)	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$47	$916	$532,267	$483,529	$3,245,658	$2,680,429
Expenses:
Mortality and expense risk and administrative charges	(100)	(276)	(86,296)	(216,271)	(889,424)	(2,177,683)

Net investment income (loss)	(53)	640	445,971	267,258	2,356,234	502,746

Realized gains (losses) on investments:
Capital gain distributions received	1,269	171	4,429,208	148,322	28,605,762	928,343
Net realized gain (loss)	(1,072)	(2)	(2,002,222)	370,775	(13,528,728)	3,045,291

Realized gains (losses)	197	169	2,426,986	519,097	15,077,034	3,973,634

Unrealized appreciation (depreciation) during the period	1,908	(1,908)	(554,640)	(879,078)	(3,313,662)	(6,467,799)

Net increase (decrease) in contract owners’ equity from operations	2,052	(1,099)	2,318,317	(92,723)	14,119,606	(1,991,419)

Changes from principal transactions:
Purchase payments	—	25,000	130,537	3,088,117	1,240,370	23,907,034
Transfers between sub-accounts and the company	(25,953)	—	(29,554,294)	6,940,080	(181,607,182)	32,640,822
Withdrawals	—	—	(414,560)	(1,152,186)	(5,226,112)	(7,663,790)
Annual contract fee	—	—	(71,874)	(272,167)	(428,645)	(974,664)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,953)	25,000	(29,910,191)	8,603,844	(186,021,569)	47,909,402

Total increase (decrease) in contract owners’ equity	(23,901)	23,901	(27,591,874)	8,511,121	(171,901,963)	45,917,983
Contract owners’ equity at beginning of period	23,901	—	27,591,874	19,080,753	171,901,963	125,983,980

Contract owners’ equity at end of period	$—	$23,901	$—	$27,591,874	$—	$171,901,963

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,731	—	1,677,971	1,163,837	10,420,875	7,593,444
Units issued	—	1,731	88,608	648,168	1,225,890	4,335,801
Units redeemed	1,731	—	1,766,579	134,034	11,646,765	1,508,370

Units, end of period	—	1,731	—	1,677,971	—	10,420,875

(e)	Terminated as an investment option on April 27, 2012.
(cc)	Reflects the period from commencement of operations on January 3, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Balanced Trust Series NAV		Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II
	2012 (e)	2011 (dd)	2012 (e)	2011	2012	2011
Income:
Dividend distributions received	$6,440	$6,147	$—	$89,160	$252,187	$350,757
Expenses:
Mortality and expense risk and administrative charges	(1,417)	(3,753)	(18,692)	(56,630)	(163,531)	(171,656)

Net investment income (loss)	5,023	2,394	(18,692)	32,530	88,656	179,101

Realized gains (losses) on investments:
Capital gain distributions received	52,855	2,004	34,280	46,164	255,995	388,589
Net realized gain (loss)	(43,120)	(60)	336,574	9,276	55,570	481,085

Realized gains (losses)	9,735	1,944	370,854	55,440	311,565	869,674

Unrealized appreciation (depreciation) during the period	13,111	(13,111)	(150,005)	(67,928)	66,498	(424,221)

Net increase (decrease) in contract owners’ equity from operations	27,869	(8,773)	202,157	20,042	466,719	624,554

Changes from principal transactions:
Purchase payments	—	350,000		—	14,052	28,291
Transfers between sub-accounts and the company	(369,096)	—	(3,649,728)	453	(50,087)	851,288
Withdrawals	—	—	—	(104,352)	(2,018,707)	(1,740,035)
Annual contract fee	—	—	—	—	(29,910)	(32,180)

Net increase (decrease) in contract owners’ equity from principal transactions	(369,096)	350,000	(3,649,728)	(103,899)	(2,084,652)	(892,636)

Total increase (decrease) in contract owners’ equity	(341,227)	341,227	(3,447,571)	(83,857)	(1,617,933)	(268,082)
Contract owners’ equity at beginning of period	341,227	—	3,447,571	3,531,428	12,491,541	12,759,623

Contract owners’ equity at end of period	$—	$341,227	$—	$3,447,571	$10,873,608	$12,491,541

	2012	2011	2012	2011	2012	2011
Units, beginning of period	24,047	—	229,680	236,823	765,849	832,592
Units issued	—	24,047	—	—	266,550	525,889
Units redeemed	24,047	—	229,680	7,143	394,005	592,632

Units, end of period	—	24,047	—	229,680	638,394	765,849

(e)	Terminated as an investment option on April 27, 2012.
(dd)	Reflects the period from commencement of operations on February 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Disciplined Diversification Trust Series II		Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III
	2012 (e)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$3,676,050	$4,907,554	$4,341,624	$517,750	$510,123
Expenses:
Mortality and expense risk and administrative charges	(907,168)	(2,501,118)	(3,767,744)	(3,200,310)	(220,781)	(198,244)

Net investment income (loss)	(907,168)	1,174,932	1,139,810	1,141,314	296,969	311,879

Realized gains (losses) on investments:
Capital gain distributions received	13,820,392	534,090	2,667,318	283,581	226,039	26,441
Net realized gain (loss)	(1,209,586)	3,677,726	4,336,345	4,041,527	453,223	423,239

Realized gains (losses)	12,610,806	4,211,816	7,003,663	4,325,108	679,262	449,680

Unrealized appreciation (depreciation) during the period	2,276,782	(12,741,436)	15,238,800	(8,096,789)	1,329,713	(811,975)

Net increase (decrease) in contract owners’ equity from operations	13,980,420	(7,354,688)	23,382,273	(2,630,367)	2,305,944	(50,416)

Changes from principal transactions:
Purchase payments	794,186	18,897,125	3,837,836	25,078,665	497,212	1,793,682
Transfers between sub-accounts and the company	(185,854,323)	36,680,933	40,478,386	19,763,703	917,248	2,706,417
Withdrawals	(3,829,568)	(9,526,574)	(14,871,967)	(13,092,459)	(1,575,382)	(1,159,808)
Annual contract fee	(488,307)	(1,075,457)	(2,063,267)	(1,613,193)	(243,587)	(240,216)

Net increase (decrease) in contract owners’ equity from principal transactions	(189,378,012)	44,976,027	27,380,988	30,136,716	(404,509)	3,100,075

Total increase (decrease) in contract owners’ equity	(175,397,592)	37,621,339	50,763,261	27,506,349	1,901,435	3,049,659
Contract owners’ equity at beginning of period	175,397,592	137,776,253	234,882,908	207,376,559	22,757,038	19,707,379

Contract owners’ equity at end of period	$—	$175,397,592	$285,646,169	$234,882,908	$24,658,473	$22,757,038

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,675,059	8,099,043	14,894,848	13,036,021	1,440,730	1,248,298
Units issued	809,988	4,227,897	3,600,424	3,940,169	154,353	339,007
Units redeemed	11,485,047	1,651,881	1,899,576	2,081,342	177,872	146,575

Units, end of period	—	10,675,059	16,595,696	14,894,848	1,417,211	1,440,730

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series I		Core Global Diversification Trust Series II		Core Global Diversification Trust Series III
	2012	2011 (dd)	2012	2011	2012	2011
Income:
Dividend distributions received	$11,989	$3,124	$21,777,517	$5,383,971	$1,428,864	$426,261
Expenses:
Mortality and expense risk and administrative charges	(1,802)	(1,589)	(4,048,938)	(4,046,825)	(159,760)	(155,722)

Net investment income (loss)	10,187	1,535	17,728,579	1,337,146	1,269,104	270,539

Realized gains (losses) on investments:
Capital gain distributions received	1,859	981	3,449,835	1,891,522	221,205	120,465
Net realized gain (loss)	(43)	(46)	1,689,947	3,464,800	101,050	254,165

Realized gains (losses)	1,816	935	5,139,782	5,356,322	322,255	374,630

Unrealized appreciation (depreciation) during the period	4,483	(12,352)	6,586,453	(22,938,274)	480,707	(1,457,363)

Net increase (decrease) in contract owners’ equity from operations	16,486	(9,882)	29,454,814	(16,244,806)	2,072,066	(812,194)

Changes from principal transactions:
Purchase payments	—	150,000	4,038,534	28,325,627	358,815	1,677,508
Transfers between sub-accounts and the company	—	—	11,580,740	14,910,987	4,005	1,431,946
Withdrawals	—	—	(17,885,631)	(16,151,186)	(1,553,214)	(709,924)
Annual contract fee	—	—	(2,113,757)	(1,821,844)	(170,758)	(189,216)

Net increase (decrease) in contract owners’ equity from principal transactions	—	150,000	(4,380,114)	25,263,584	(1,361,152)	2,210,314

Total increase (decrease) in contract owners’ equity	16,486	140,118	25,074,700	9,018,778	710,914	1,398,120
Contract owners’ equity at beginning of period	140,118	—	265,930,096	256,911,318	17,526,360	16,128,240

Contract owners’ equity at end of period	$156,604	$140,118	$291,004,796	$265,930,096	$18,237,274	$17,526,360

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,314	—	17,280,824	15,839,532	1,137,857	1,002,873
Units issued	—	10,314	2,136,153	4,677,383	59,695	287,646
Units redeemed	—	—	2,415,472	3,236,091	143,615	152,662

Units, end of period	10,314	10,314	17,001,505	17,280,824	1,053,937	1,137,857

(dd)	Reflects the period from commencement of operations on February 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$15,658,305	$12,311,520	$253,115	$148,143	$4,363,850	$4,033,276
Expenses:
Mortality and expense risk and administrative charges	(9,251,326)	(9,321,103)	(114,850)	(80,678)	(2,918,979)	(3,155,942)

Net investment income (loss)	6,406,979	2,990,417	138,265	67,465	1,444,871	877,334

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,674,340	912,561
Net realized gain (loss)	2,562,142	(2,613,097)	212,776	99,311	6,492,177	7,833,325

Realized gains (losses)	2,562,142	(2,613,097)	212,776	99,311	9,166,517	8,745,886

Unrealized appreciation (depreciation) during the period	53,598,174	(10,205,026)	430,886	(239,638)	10,574,657	(17,078,821)

Net increase (decrease) in contract owners’ equity from operations	62,567,295	(9,827,706)	781,927	(72,862)	21,186,045	(7,455,601)

Changes from principal transactions:
Purchase payments	6,668,718	22,616,456	—	—	3,362,022	4,620,730
Transfers between sub-accounts and the company	6,696,105	2,993,683	3,566,691	877	(4,975,531)	(18,001,889)
Withdrawals	(38,231,696)	(36,365,549)	(1,439,071)	(535,972)	(12,680,267)	(10,593,950)
Annual contract fee	(4,200,798)	(3,957,148)	—	—	(1,554,577)	(1,520,106)

Net increase (decrease) in contract owners’ equity from principal transactions	(29,067,671)	(14,712,558)	2,127,620	(535,095)	(15,848,353)	(25,495,215)

Total increase (decrease) in contract owners’ equity	33,499,624	(24,540,264)	2,909,547	(607,957)	5,337,692	(32,950,816)
Contract owners’ equity at beginning of period	598,757,634	623,297,898	6,412,236	7,020,193	198,300,614	231,251,430

Contract owners’ equity at end of period	$632,257,258	$598,757,634	$9,321,783	$6,412,236	$203,638,306	$198,300,614

	2012	2011	2012	2011	2012	2011
Units, beginning of period	44,896,481	46,039,851	408,019	442,179	16,151,400	18,143,084
Units issued	2,382,647	3,901,206	291,985	—	224,960	299,276
Units redeemed	4,421,598	5,044,576	99,198	34,160	1,437,766	2,290,960

Units, end of period	42,857,530	44,896,481	600,806	408,019	14,938,594	16,151,400

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (a)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$192,156	$194,371	$4,679,987	$4,351,918	$2,771,833	$2,526,941
Expenses:
Mortality and expense risk and administrative charges	(226,830)	(235,064)	(3,455,492)	(3,732,525)	(2,433,691)	(2,493,285)

Net investment income (loss)	(34,674)	(40,693)	1,224,495	619,393	338,142	33,656

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	164,877	63,416	(4,879,615)	(6,627,595)	(3,113,645)	(7,974,574)

Realized gains (losses)	164,877	63,416	(4,879,615)	(6,627,595)	(3,113,645)	(7,974,574)

Unrealized appreciation (depreciation) during the period	1,660,533	48,979	37,627,182	(991,229)	24,564,990	2,240,741

Net increase (decrease) in contract owners’ equity from operations	1,790,736	71,702	33,972,062	(6,999,431)	21,789,487	(5,700,177)

Changes from principal transactions:
Purchase payments	236,567	35,329	617,399	816,031	667,626	837,558
Transfers between sub-accounts and the company	(426,392)	(1,232,429)	(8,691,759)	8,279,815	(4,085,107)	19,418,400
Withdrawals	(1,288,723)	(901,643)	(26,771,294)	(34,192,096)	(20,083,410)	(17,417,742)
Annual contract fee	(80,265)	(85,314)	(455,319)	(493,132)	(533,030)	(535,521)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,558,813)	(2,184,057)	(35,300,973)	(25,589,382)	(24,033,921)	2,302,695

Total increase (decrease) in contract owners’ equity	231,923	(2,112,355)	(1,328,911)	(32,588,813)	(2,244,434)	(3,397,482)
Contract owners’ equity at beginning of period	13,837,208	15,949,563	230,737,403	263,326,216	149,902,087	153,299,569

Contract owners’ equity at end of period	$14,069,131	$13,837,208	$229,408,492	$230,737,403	$147,657,653	$149,902,087

	2012	2011	2012	2011	2012	2011
Units, beginning of period	710,117	817,237	8,654,302	9,698,477	10,066,027	10,031,313
Units issued	21,694	9,425	242,306	1,031,352	650,080	2,271,533
Units redeemed	95,004	116,545	1,494,699	2,075,527	2,115,322	2,236,819

Units, end of period	636,807	710,117	7,401,909	8,654,302	8,600,785	10,066,027

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$81,972	$199,598	$115,601	$314,868	$1,361,407	$1,329,454
Expenses:
Mortality and expense risk and administrative charges	(163,303)	(203,361)	(312,028)	(370,348)	(407,700)	(406,836)

Net investment income (loss)	(81,331)	(3,763)	(196,427)	(55,480)	953,707	922,618

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	394,440	159,223	806,122	(311,183)	1,496,798	65,935

Realized gains (losses)	394,440	159,223	806,122	(311,183)	1,496,798	65,935

Unrealized appreciation (depreciation) during the period	1,315,102	(1,580,072)	2,286,194	(2,199,953)	3,896,103	(1,914,049)

Net increase (decrease) in contract owners’ equity from operations	1,628,211	(1,424,612)	2,895,889	(2,566,616)	6,346,608	(925,496)

Changes from principal transactions:
Purchase payments	32,656	34,268	79,250	186,456	1,554,262	531,458
Transfers between sub-accounts and the company	(709,516)	(1,943,552)	(613,703)	(2,502,506)	(1,653,863)	98,031
Withdrawals	(1,104,795)	(1,782,505)	(2,815,049)	(2,720,765)	(3,140,279)	(2,386,302)
Annual contract fee	(44,354)	(53,368)	(70,225)	(81,943)	(297,658)	(272,293)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,826,009)	(3,745,157)	(3,419,727)	(5,118,758)	(3,537,538)	(2,029,106)

Total increase (decrease) in contract owners’ equity	(197,798)	(5,169,769)	(523,838)	(7,685,374)	2,809,070	(2,954,602)
Contract owners’ equity at beginning of period	10,688,713	15,858,482	19,379,635	27,065,009	43,410,955	46,365,557

Contract owners’ equity at end of period	$10,490,915	$10,688,713	$18,855,797	$19,379,635	$46,220,025	$43,410,955

	2012	2011	2012	2011	2012	2011
Units, beginning of period	890,859	1,177,395	1,537,314	1,905,931	3,582,202	3,738,258
Units issued	83,057	78,214	139,537	142,638	140,966	142,060
Units redeemed	222,194	364,750	385,302	511,255	411,531	298,116

Units, end of period	751,722	890,859	1,291,549	1,537,314	3,311,637	3,582,202

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$30,435,948	$30,682,155	$320,384	$489,781	$14,444,844	$13,072,950
Expenses:
Mortality and expense risk and administrative charges	(16,686,340)	(17,933,998)	(879,189)	(914,314)	(13,960,105)	(14,877,265)

Net investment income (loss)	13,749,608	12,748,157	(558,805)	(424,533)	484,739	(1,804,315)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(26,121,415)	(31,581,266)	(2,389,648)	(3,484,470)	(4,937,994)	(10,622,687)

Realized gains (losses)	(26,121,415)	(31,581,266)	(2,389,648)	(3,484,470)	(4,937,994)	(10,622,687)

Unrealized appreciation (depreciation) during the period	158,086,187	(15,173,120)	13,877,541	1,999,979	100,344,347	(13,149,977)

Net increase (decrease) in contract owners’ equity from operations	145,714,380	(34,006,229)	10,929,088	(1,909,024)	95,891,092	(25,576,979)

Changes from principal transactions:
Purchase payments	6,731,640	11,520,621	927,188	325,215	12,844,040	15,775,899
Transfers between sub-accounts and the company	(45,774,306)	(62,710,971)	(412,246)	(1,647,939)	(27,479,909)	(53,227,802)
Withdrawals	(70,712,077)	(76,363,566)	(5,534,415)	(6,555,904)	(64,191,949)	(52,554,127)
Annual contract fee	(7,838,127)	(8,122,582)	(298,181)	(319,873)	(6,849,035)	(6,894,157)

Net increase (decrease) in contract owners’ equity from principal transactions	(117,592,870)	(135,676,498)	(5,317,654)	(8,198,501)	(85,676,853)	(96,900,187)

Total increase (decrease) in contract owners’ equity	28,121,510	(169,682,727)	5,611,434	(10,107,525)	10,214,239	(122,477,166)
Contract owners’ equity at beginning of period	1,072,795,234	1,242,477,961	53,547,798	63,655,323	918,854,680	1,041,331,846

Contract owners’ equity at end of period	$1,100,916,744	$1,072,795,234	$59,159,232	$53,547,798	$929,068,919	$918,854,680

	2012	2011	2012	2011	2012	2011
Units, beginning of period	103,682,609	116,260,096	3,148,239	3,600,142	81,569,528	89,990,632
Units issued	280,909	596,836	284,899	97,649	483,089	600,928
Units redeemed	10,864,661	13,174,323	566,178	549,552	7,651,215	9,022,032

Units, end of period	93,098,857	103,682,609	2,866,960	3,148,239	74,401,402	81,569,528

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series II		Fundamental Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,257,322	$1,154,918	$126,853	$85,754	$2,385,279	$2,382,283
Expenses:
Mortality and expense risk and administrative charges	(552,280)	(549,990)	(184,098)	(172,665)	(3,978,802)	(4,612,662)

Net investment income (loss)	705,042	604,928	(57,245)	(86,911)	(1,593,523)	(2,230,379)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,352,403	(134,145)	(248,127)	(1,090,484)	15,021,087	14,665,116

Realized gains (losses)	1,352,403	(134,145)	(248,127)	(1,090,484)	15,021,087	14,665,116

Unrealized appreciation (depreciation) during the period	4,843,745	(1,428,885)	2,699,800	1,225,731	16,934,928	(28,328,578)

Net increase (decrease) in contract owners’ equity from operations	6,901,190	(958,102)	2,394,428	48,336	30,362,492	(15,893,841)

Changes from principal transactions:
Purchase payments	1,376,162	1,221,230	36,913	38,037	674,689	965,077
Transfers between sub-accounts and the company	(2,120,352)	(860,301)	2,626,411	323,654	(15,159,128)	(18,052,748)
Withdrawals	(3,620,838)	(1,833,703)	(1,414,681)	(1,163,719)	(32,516,196)	(43,723,758)
Annual contract fee	(413,431)	(389,759)	(59,966)	(58,624)	(505,849)	(611,307)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,778,459)	(1,862,533)	1,188,677	(860,652)	(47,506,484)	(61,422,736)

Total increase (decrease) in contract owners’ equity	2,122,731	(2,820,635)	3,583,105	(812,316)	(17,143,992)	(77,316,577)
Contract owners’ equity at beginning of period	59,987,095	62,807,730	10,772,023	11,584,339	272,913,215	350,229,792

Contract owners’ equity at end of period	$62,109,826	$59,987,095	$14,355,128	$10,772,023	$255,769,223	$272,913,215

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,845,753	4,993,703	790,639	850,818	19,834,197	24,123,130
Units issued	107,706	168,379	333,799	140,308	179,659	275,467
Units redeemed	469,703	316,329	262,632	200,487	3,383,277	4,564,400

Units, end of period	4,483,756	4,845,753	861,806	790,639	16,630,579	19,834,197

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series II		Global Allocation (a)		Global Bond Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,693,433	$1,621,220	$10,999	$18,122	$4,487,037	$4,396,433
Expenses:
Mortality and expense risk and administrative charges	(3,808,730)	(4,296,796)	(11,306)	(13,953)	(940,922)	(1,034,668)

Net investment income (loss)	(2,115,297)	(2,675,576)	(307)	4,169	3,546,115	3,361,765

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,246	19,179	—	—
Net realized gain (loss)	(4,437,269)	(6,590,436)	33,722	60,178	(172,326)	(923,393)

Realized gains (losses)	(4,437,269)	(6,590,436)	35,968	79,357	(172,326)	(923,393)

Unrealized appreciation (depreciation) during the period	32,751,533	(5,069,509)	31,141	(130,886)	51,703	2,640,311

Net increase (decrease) in contract owners’ equity from operations	26,198,967	(14,335,521)	66,802	(47,360)	3,425,492	5,078,683

Changes from principal transactions:
Purchase payments	735,823	1,072,927	—	2,400	71,590	317,092
Transfers between sub-accounts and the company	(10,876,994)	(11,455,539)	(59,276)	(70,225)	(1,074,858)	(1,593,638)
Withdrawals	(26,033,460)	(29,064,423)	(57,946)	(109,068)	(7,667,717)	(11,270,197)
Annual contract fee	(1,008,696)	(1,123,695)	(2,028)	(2,299)	(106,980)	(135,087)

Net increase (decrease) in contract owners’ equity from principal transactions	(37,183,327)	(40,570,730)	(119,250)	(179,192)	(8,777,965)	(12,681,830)

Total increase (decrease) in contract owners’ equity	(10,984,360)	(54,906,251)	(52,448)	(226,552)	(5,352,473)	(7,603,147)
Contract owners’ equity at beginning of period	240,692,376	295,598,627	815,817	1,042,369	66,430,442	74,033,589

Contract owners’ equity at end of period	$229,708,016	$240,692,376	$763,369	$815,817	$61,077,969	$66,430,442

	2012	2011	2012	2011	2012	2011
Units, beginning of period	16,833,144	19,503,761	52,261	63,663	2,267,826	2,708,334
Units issued	358,073	857,801	77	166	141,744	553,200
Units redeemed	2,736,763	3,528,418	7,095	11,568	427,016	993,708

Units, end of period	14,454,454	16,833,144	45,243	52,261	1,982,554	2,267,826

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II		Global Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$10,696,074	$10,320,039	$10,797,252	$12,660,115	$2,793,218	$2,886,939
Expenses:
Mortality and expense risk and administrative charges	(2,431,331)	(2,700,032)	(10,585,302)	(11,600,631)	(1,651,054)	(1,833,573)

Net investment income (loss)	8,264,743	7,620,007	211,950	1,059,484	1,142,164	1,053,366

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,795,674	(8,227,840)	(8,130,775)	(7,745,511)	5,619,435	3,213,497

Realized gains (losses)	2,795,674	(8,227,840)	(8,130,775)	(7,745,511)	5,619,435	3,213,497

Unrealized appreciation (depreciation) during the period	(3,378,793)	12,371,587	99,645,244	(54,105,716)	17,917,280	(13,529,318)

Net increase (decrease) in contract owners’ equity from operations	7,681,624	11,763,754	91,726,419	(60,791,743)	24,678,879	(9,262,455)

Changes from principal transactions:
Purchase payments	367,338	753,218	9,248,136	11,457,672	1,147,660	1,330,632
Transfers between sub-accounts and the company	(229,723)	(8,919,344)	(36,673,999)	(39,736,094)	(7,071,387)	(2,100,534)
Withdrawals	(16,953,064)	(20,972,642)	(41,985,034)	(46,650,417)	(13,476,544)	(13,471,870)
Annual contract fee	(580,220)	(638,202)	(5,230,142)	(5,357,169)	(411,487)	(420,300)

Net increase (decrease) in contract owners’ equity from principal transactions	(17,395,669)	(29,776,970)	(74,641,039)	(80,286,008)	(19,811,758)	(14,662,072)

Total increase (decrease) in contract owners’ equity	(9,714,045)	(18,013,216)	17,085,380	(141,077,751)	4,867,121	(23,924,527)
Contract owners’ equity at beginning of period	158,254,012	176,267,228	694,417,742	835,495,493	129,703,544	153,628,071

Contract owners’ equity at end of period	$148,539,967	$158,254,012	$711,503,122	$694,417,742	$134,570,665	$129,703,544

	2012	2011	2012	2011	2012	2011
Units, beginning of period	7,392,527	8,787,208	62,998,496	69,807,715	7,964,742	8,540,014
Units issued	724,969	1,058,006	416,436	744,287	319,362	570,001
Units redeemed	1,491,262	2,452,687	6,726,606	7,553,506	1,385,822	1,145,273

Units, end of period	6,626,234	7,392,527	56,688,326	62,998,496	6,898,282	7,964,742

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$477,672	$486,101	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(397,442)	(431,274)	(629,471)	(611,051)	(942,151)	(838,447)

Net investment income (loss)	80,230	54,827	(629,471)	(611,051)	(942,151)	(838,447)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,691,259	450,884	3,980,900	612,494
Net realized gain (loss)	(1,340,529)	(1,198,491)	4,002,896	2,228,161	7,993,144	2,903,042

Realized gains (losses)	(1,340,529)	(1,198,491)	6,694,155	2,679,045	11,974,044	3,515,536

Unrealized appreciation (depreciation) during the period	5,717,814	(860,740)	4,455,204	1,112,289	3,637,638	1,385,195

Net increase (decrease) in contract owners’ equity from operations	4,457,515	(2,004,404)	10,519,888	3,180,283	14,669,531	4,062,284

Changes from principal transactions:
Purchase payments	93,617	147,871	195,190	181,663	259,493	420,404
Transfers between sub-accounts and the company	(660,915)	572,900	(1,078,118)	(663,554)	899,409	961,149
Withdrawals	(2,859,693)	(3,005,227)	(4,674,159)	(4,961,049)	(7,849,869)	(5,793,463)
Annual contract fee	(113,712)	(124,573)	(140,627)	(145,055)	(224,106)	(201,122)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,540,703)	(2,409,029)	(5,697,714)	(5,587,995)	(6,915,073)	(4,613,032)

Total increase (decrease) in contract owners’ equity	916,812	(4,413,433)	4,822,174	(2,407,712)	7,754,458	(550,748)
Contract owners’ equity at beginning of period	24,513,020	28,926,453	36,661,314	39,069,026	50,177,591	50,728,339

Contract owners’ equity at end of period	$25,429,832	$24,513,020	$41,483,488	$36,661,314	$57,932,049	$50,177,591

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,747,057	1,903,905	1,641,542	1,906,926	2,174,751	2,390,785
Units issued	160,495	202,329	244,154	428,877	505,277	566,095
Units redeemed	391,304	359,177	460,526	694,261	742,058	782,129

Units, end of period	1,516,248	1,747,057	1,425,170	1,641,542	1,937,970	2,174,751

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$3,866,595	$4,705,063	$5,377,149	$5,717,226	$711,058	$701,067
Expenses:
Mortality and expense risk and administrative charges	(811,532)	(854,422)	(1,216,703)	(1,242,092)	(379,635)	(481,543)

Net investment income (loss)	3,055,063	3,850,641	4,160,446	4,475,134	331,423	219,524

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,798,824)	(9,490,204)	(3,420,898)	(16,077,210)	(3,820,176)	(4,738,481)

Realized gains (losses)	(3,798,824)	(9,490,204)	(3,420,898)	(16,077,210)	(3,820,176)	(4,738,481)

Unrealized appreciation (depreciation) during the period	9,166,693	5,832,327	10,935,955	12,215,842	6,697,526	1,159,700

Net increase (decrease) in contract owners’ equity from operations	8,422,932	192,764	11,675,503	613,766	3,208,773	(3,359,257)

Changes from principal transactions:
Purchase payments	251,273	79,983	176,083	267,517	76,426	315,589
Transfers between sub-accounts and the company	(502,883)	245,421	(326,831)	3,454,016	(1,389,806)	(1,532,172)
Withdrawals	(8,725,129)	(8,687,564)	(10,523,239)	(11,018,134)	(3,014,073)	(4,068,166)
Annual contract fee	(94,801)	(100,553)	(186,451)	(195,369)	(65,658)	(85,140)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,071,540)	(8,462,713)	(10,860,438)	(7,491,970)	(4,393,111)	(5,369,889)

Total increase (decrease) in contract owners’ equity	(648,608)	(8,269,949)	815,065	(6,878,204)	(1,184,338)	(8,729,146)
Contract owners’ equity at beginning of period	53,476,814	61,746,763	74,295,321	81,173,525	26,506,678	35,235,824

Contract owners’ equity at end of period	$52,828,206	$53,476,814	$75,110,386	$74,295,321	$25,322,340	$26,506,678

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,754,223	3,165,866	3,821,562	4,143,022	2,030,200	2,397,063
Units issued	956,038	1,706,760	1,348,427	3,387,819	113,468	245,611
Units redeemed	1,403,300	2,118,403	1,864,616	3,709,279	438,256	612,474

Units, end of period	2,306,961	2,754,223	3,305,373	3,821,562	1,705,412	2,030,200

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust A Series I		International Equity Index Trust A Series II
	2012	2011	2012 (d)	2011	2012 (d)	2011
Income:
Dividend distributions received	$484,120	$495,295	$544,329	$786,747	$586,430	$878,059
Expenses:
Mortality and expense risk and administrative charges	(312,178)	(402,568)	(266,327)	(408,877)	(333,018)	(498,259)

Net investment income (loss)	171,942	92,727	278,002	377,870	253,412	379,800

Realized gains (losses) on investments:
Capital gain distributions received	—	—	988,452	622,204	1,143,523	722,616
Net realized gain (loss)	(2,318,964)	(3,232,676)	(6,835,152)	(3,619,556)	(7,620,264)	(4,236,110)

Realized gains (losses)	(2,318,964)	(3,232,676)	(5,846,700)	(2,997,352)	(6,476,741)	(3,513,494)

Unrealized appreciation (depreciation) during the period	4,499,267	339,172	7,563,131	(1,578,717)	8,521,269	(1,826,782)

Net increase (decrease) in contract owners’ equity from operations	2,352,245	(2,800,777)	1,994,433	(4,198,199)	2,297,940	(4,960,476)

Changes from principal transactions:
Purchase payments	142,722	124,532	115,984	86,068	105,847	256,587
Transfers between sub-accounts and the company	(1,616,410)	(655,959)	(21,742,998)	(3,475,733)	(26,093,396)	(2,570,931)
Withdrawals	(2,811,724)	(2,467,971)	(1,670,951)	(2,899,221)	(2,200,154)	(3,638,637)
Annual contract fee	(65,602)	(85,248)	(68,321)	(92,412)	(89,791)	(129,904)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,351,014)	(3,084,646)	(23,366,286)	(6,381,298)	(28,277,494)	(6,082,885)

Total increase (decrease) in contract owners’ equity	(1,998,769)	(5,885,423)	(21,371,853)	(10,579,497)	(25,979,554)	(11,043,361)
Contract owners’ equity at beginning of period	20,647,111	26,532,534	21,371,853	31,951,350	25,979,554	37,022,915

Contract owners’ equity at end of period	$18,648,342	$20,647,111	$—	$21,371,853	$—	$25,979,554

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,465,696	1,664,456	1,315,181	1,662,444	1,659,110	1,997,980
Units issued	94,586	219,470	50,757	51,654	64,313	128,177
Units redeemed	396,224	418,230	1,365,938	398,917	1,723,423	467,047

Units, end of period	1,164,058	1,465,696	—	1,315,181	—	1,659,110

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2012 (b)	2012 (b)	2012	2011	2012 (b)
Income:
Dividend distributions received	$227,980	$216,531	$226,252	$709,353	$97,807
Expenses:
Mortality and expense risk and administrative charges	(49,710)	(59,774)	(292,463)	(330,191)	(49,580)

Net investment income (loss)	178,270	156,757	(66,211)	379,162	48,227

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	4,800	28,316	(1,519,150)	(999,111)	(1,152)

Realized gains (losses)	4,800	28,316	(1,519,150)	(999,111)	(1,152)

Unrealized appreciation (depreciation) during the period	994,737	1,140,069	4,404,621	(2,597,652)	695,041

Net increase (decrease) in contract owners’ equity from operations	1,177,807	1,325,142	2,819,260	(3,217,601)	742,116

Changes from principal transactions:
Purchase payments	4,439	34,244	107,082	110,750	20,612
Transfers between sub-accounts and the company	20,748,198	24,012,932	(598,883)	394,175	19,992,906
Withdrawals	(187,782)	(772,196)	(1,627,994)	(2,014,905)	(355,562)
Annual contract fee	(9,418)	(19,206)	(102,820)	(117,022)	(13,836)

Net increase (decrease) in contract owners’ equity from principal transactions	20,555,437	23,255,774	(2,222,615)	(1,627,002)	19,644,120

Total increase (decrease) in contract owners’ equity	21,733,244	24,580,916	596,645	(4,844,603)	20,386,236
Contract owners’ equity at beginning of period	—	—	18,585,904	23,430,507	—

Contract owners’ equity at end of period	$21,733,244	$24,580,916	$19,182,549	$18,585,904	$20,386,236

	2012	2012	2012	2011	2012
Units, beginning of period	—	—	2,029,313	2,165,506	—
Units issued	1,684,825	2,010,313	97,602	141,320	1,655,037
Units redeemed	43,350	150,069	319,358	277,513	90,352

Units, end of period	1,641,475	1,860,244	1,807,557	2,029,313	1,564,685

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Opportunities Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2012 (d)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$369,847	$193,824	$386,045	$595,669	$235,009	$357,305
Expenses:
Mortality and expense risk and administrative charges	(291,673)	(438,722)	(454,365)	(583,038)	(336,342)	(411,850)

Net investment income (loss)	78,174	(244,898)	(68,320)	12,631	(101,333)	(54,545)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(325,245)	80,211	328,097	1,246,420	318,155	1,018,819

Realized gains (losses)	(325,245)	80,211	328,097	1,246,420	318,155	1,018,819

Unrealized appreciation (depreciation) during the period	1,846,821	(5,077,500)	4,667,994	(8,154,114)	3,176,743	(5,670,226)

Net increase (decrease) in contract owners’ equity from operations	1,599,750	(5,242,187)	4,927,771	(6,895,063)	3,393,565	(4,705,952)

Changes from principal transactions:
Purchase payments	156,839	291,792	152,254	139,390	140,976	209,116
Transfers between sub-accounts and the company	(22,764,211)	(2,891,026)	(1,972,180)	(4,055,596)	(1,240,754)	(1,038,994)
Withdrawals	(2,453,427)	(3,598,902)	(3,189,372)	(5,391,558)	(2,806,811)	(3,482,052)
Annual contract fee	(49,882)	(77,545)	(98,492)	(112,339)	(83,326)	(91,418)

Net increase (decrease) in contract owners’ equity from principal transactions	(25,110,681)	(6,275,681)	(5,107,790)	(9,420,103)	(3,989,915)	(4,403,348)

Total increase (decrease) in contract owners’ equity	(23,510,931)	(11,517,868)	(180,019)	(16,315,166)	(596,350)	(9,109,300)
Contract owners’ equity at beginning of period	23,510,931	35,028,799	30,513,668	46,828,834	21,346,667	30,455,967

Contract owners’ equity at end of period	$—	$23,510,931	$30,333,649	$30,513,668	$20,750,317	$21,346,667

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,850,109	2,260,528	2,491,631	3,157,022	1,754,705	2,060,195
Units issued	165,545	347,233	86,582	134,335	147,862	321,291
Units redeemed	2,015,654	757,652	471,227	799,726	446,769	626,781

Units, end of period	—	1,850,109	2,106,986	2,491,631	1,455,798	1,754,705

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$2,189,944	$2,472,159	$2,074,568	$2,281,932	$3,990,132	$7,785,203
Expenses:
Mortality and expense risk and administrative charges	(1,264,649)	(1,629,775)	(1,394,242)	(1,730,232)	(2,184,179)	(2,097,365)

Net investment income (loss)	925,295	842,384	680,326	551,700	1,805,953	5,687,838

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(10,960,275)	(10,911,850)	(12,868,294)	(11,660,833)	3,235,527	2,939,124

Realized gains (losses)	(10,960,275)	(10,911,850)	(12,868,294)	(11,660,833)	3,235,527	2,939,124

Unrealized appreciation (depreciation) during the period	23,913,996	(4,533,309)	26,096,448	(4,100,815)	7,109,391	3,630,567

Net increase (decrease) in contract owners’ equity from operations	13,879,016	(14,602,775)	13,908,480	(15,209,948)	12,150,871	12,257,529

Changes from principal transactions:
Purchase payments	347,773	598,155	370,144	569,057	2,548,582	8,937,015
Transfers between sub-accounts and the company	(5,975,639)	(7,286,895)	(5,745,852)	(1,502,958)	6,373,869	13,078,550
Withdrawals	(9,815,950)	(13,552,721)	(11,011,883)	(12,519,636)	(18,738,874)	(17,189,041)
Annual contract fee	(207,692)	(266,649)	(319,540)	(392,481)	(999,478)	(984,439)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,651,508)	(20,508,110)	(16,707,131)	(13,846,018)	(10,815,901)	3,842,085

Total increase (decrease) in contract owners’ equity	(1,772,492)	(35,110,885)	(2,798,651)	(29,055,966)	1,334,970	16,099,614
Contract owners’ equity at beginning of period	87,970,288	123,081,173	89,100,478	118,156,444	191,212,823	175,113,209

Contract owners’ equity at end of period	$86,197,796	$87,970,288	$86,301,827	$89,100,478	$192,547,793	$191,212,823

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,832,631	6,981,981	5,396,627	6,118,995	10,391,724	9,829,080
Units issued	176,986	314,976	337,458	551,089	998,449	2,427,578
Units redeemed	1,145,020	1,464,326	1,270,802	1,273,457	1,341,391	1,864,934

Units, end of period	4,864,597	5,832,631	4,463,283	5,396,627	10,048,782	10,391,724

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Investment Quality Bond Trust Series II		Large Cap Trust Series I		Large Cap Trust Series II
	2012	2011	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$2,159,495	$4,605,382	$547,975	$1,497,535	$35,113	$100,217
Expenses:
Mortality and expense risk and administrative charges	(1,829,763)	(1,911,784)	(512,913)	(1,657,539)	(45,667)	(141,808)

Net investment income (loss)	329,732	2,693,598	35,062	(160,004)	(10,554)	(41,591)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,008,877	1,369,473	(13,260,397)	(6,237,293)	258,686	(402,164)

Realized gains (losses)	3,008,877	1,369,473	(13,260,397)	(6,237,293)	258,686	(402,164)

Unrealized appreciation (depreciation) during the period	3,034,946	3,346,216	26,730,073	2,729,842	812,653	86,108

Net increase (decrease) in contract owners’ equity from operations	6,373,555	7,409,287	13,504,738	(3,667,455)	1,060,785	(357,647)

Changes from principal transactions:
Purchase payments	336,280	880,335	76,176	403,544	8,492	23,486
Transfers between sub-accounts and the company	5,107,397	(5,719,341)	(112,231,260)	(5,249,156)	(8,865,941)	48,478
Withdrawals	(14,501,223)	(15,029,498)	(4,215,667)	(14,112,007)	(269,181)	(863,797)
Annual contract fee	(457,246)	(494,444)	(68,719)	(290,266)	(8,641)	(40,406)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,514,792)	(20,362,948)	(116,439,470)	(19,247,885)	(9,135,271)	(832,239)

Total increase (decrease) in contract owners’ equity	(3,141,237)	(12,953,661)	(102,934,732)	(22,915,340)	(8,074,486)	(1,189,886)
Contract owners’ equity at beginning of period	116,852,689	129,806,350	102,934,732	125,850,072	8,074,486	9,264,372

Contract owners’ equity at end of period	$113,711,452	$116,852,689	$—	$102,934,732	$—	$8,074,486

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,440,389	7,579,754	7,956,318	9,393,946	638,772	704,457
Units issued	949,030	930,983	27,295	79,078	24,069	43,210
Units redeemed	1,444,313	2,070,348	7,983,613	1,516,706	662,841	108,895

Units, end of period	5,945,106	6,440,389	—	7,956,318	—	638,772

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,019,730	$1,597,622	$1,750,635	$2,598,468	$14,725,280	$22,794,587
Expenses:
Mortality and expense risk and administrative charges	(1,202,016)	(1,431,488)	(2,469,880)	(2,721,035)	(8,648,621)	(9,119,262)

Net investment income (loss)	(182,286)	166,134	(719,245)	(122,567)	6,076,659	13,675,325

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(5,230,374)	(3,987,765)	(4,555,379)	(10,484,967)	(83,098)	(9,790,109)

Realized gains (losses)	(5,230,374)	(3,987,765)	(4,555,379)	(10,484,967)	(83,098)	(9,790,109)

Unrealized appreciation (depreciation) during the period	17,043,676	(3,739,606)	26,511,552	(2,497,473)	61,013,521	(8,498,064)

Net increase (decrease) in contract owners’ equity from operations	11,631,016	(7,561,237)	21,236,928	(13,105,007)	67,007,082	(4,612,848)

Changes from principal transactions:
Purchase payments	425,069	874,926	1,324,376	2,094,895	5,509,819	16,036,101
Transfers between sub-accounts and the company	(15,577,714)	(3,301,763)	(14,216,920)	(5,780,912)	(1,767,315)	36,503,535
Withdrawals	(5,926,630)	(8,165,356)	(13,611,274)	(16,830,548)	(71,845,765)	(77,038,904)
Annual contract fee	(312,685)	(362,494)	(612,027)	(646,150)	(3,121,618)	(3,034,823)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,391,960)	(10,954,687)	(27,115,845)	(21,162,715)	(71,224,879)	(27,534,091)

Total increase (decrease) in contract owners’ equity	(9,760,944)	(18,515,924)	(5,878,917)	(34,267,722)	(4,217,797)	(32,146,939)
Contract owners’ equity at beginning of period	84,680,761	103,196,685	154,321,368	188,589,090	667,591,079	699,738,018

Contract owners’ equity at end of period	$74,919,817	$84,680,761	$148,442,451	$154,321,368	$663,373,282	$667,591,079

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,509,887	6,183,737	10,061,001	11,278,274	40,214,740	40,353,556
Units issued	148,852	594,162	455,297	915,164	2,071,179	5,813,002
Units redeemed	1,402,084	1,268,012	2,053,505	2,132,437	5,478,868	5,951,818

Units, end of period	4,256,655	5,509,887	8,462,793	10,061,001	36,807,051	40,214,740

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV		Lifestyle Balanced PS Series II
	2012	2011	2012	2011 (ee)	2012	2011 (aa)
Income:
Dividend distributions received	183,461,154	$289,200,684	$1,606	$2,424	$1,494,071	$718,501
Expenses:
Mortality and expense risk and administrative charges	(139,813,138)	(146,285,180)	(866)	(685)	(1,530,145)	(197,818)

Net investment income (loss)	43,648,016	142,915,504	740	1,739	(36,074)	520,683

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	66,422	—
Net realized gain (loss)	(137,134,554)	(139,676,226)	(30)	—	258,348	(51,474)

Realized gains (losses)	(137,134,554)	(139,676,226)	(30)	—	324,770	(51,474)

Unrealized appreciation (depreciation) during the period	960,691,279	(103,173,454)	6,165	(3,154)	8,997,882	48,785

Net increase (decrease) in contract owners’ equity from operations	867,204,741	(99,934,176)	6,875	(1,415)	9,286,578	517,994

Changes from principal transactions:
Purchase payments	83,130,095	218,614,799	4,419	71,497	53,750,577	62,444,938
Transfers between sub-accounts and the company	(28,618,525)	(179,278,228)	—	—	37,924,343	4,418,489
Withdrawals	(826,035,636)	(804,684,211)	(10,409)	—	(2,518,485)	(120,069)
Annual contract fee	(53,146,444)	(52,779,526)	—	—	(1,092,263)	(14,385)

Net increase (decrease) in contract owners’ equity from principal transactions	(824,670,510)	(818,127,166)	(5,990)	71,497	88,064,172	66,728,973

Total increase (decrease) in contract owners’ equity	42,534,231	(918,061,342)	884	70,082	97,350,750	67,246,967
Contract owners’ equity at beginning of period	8,941,847,695	9,859,909,037	70,082	—	67,246,967	—

Contract owners’ equity at end of period	$8,984,381,926	$8,941,847,695	$70,966	$70,082	$164,597,717	$67,246,967

	2012	2011	2012	2011	2012	2011
Units, beginning of period	560,278,678	606,988,062	5,040	—	5,516,463	—
Units issued	9,731,475	17,598,988	299	5,040	7,285,273	5,623,500
Units redeemed	55,709,016	64,308,372	723	—	521,050	107,037

Units, end of period	514,301,137	560,278,678	4,616	5,040	12,280,686	5,516,463

(ee)	Reflects the period from commencement of operations on March 1, 2011 through December 31, 2011.
(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II		Lifestyle Conservative PS Series II
	2012	2011	2012	2011	2012	2011 (aa)
Income:
Dividend distributions received	$6,366,774	$8,850,164	$63,092,211	$91,439,069	$565,269	$369,755
Expenses:
Mortality and expense risk and administrative charges	(2,890,133)	(2,885,180)	(36,131,066)	(34,669,261)	(578,218)	(94,223)

Net investment income (loss)	3,476,641	5,964,984	26,961,145	56,769,808	(12,949)	275,532

Realized gains (losses) on investments:
Capital gain distributions received	4,736,689	—	50,911,427	—	4,563	—
Net realized gain (loss)	6,822,823	9,951,383	75,370,987	34,391,272	142,566	(6,284)

Realized gains (losses)	11,559,512	9,951,383	126,282,414	34,391,272	147,129	(6,284)

Unrealized appreciation (depreciation) during the period	77,310	(9,844,147)	(3,430,158)	(36,956,690)	2,110,457	(102,064)

Net increase (decrease) in contract owners’ equity from operations	15,113,463	6,072,220	149,813,401	54,204,390	2,244,637	167,184

Changes from principal transactions:
Purchase payments	1,848,201	3,410,170	22,013,694	61,167,859	20,090,925	27,609,308
Transfers between sub-accounts and the company	25,649,308	16,812,606	192,840,310	98,168,751	7,663,657	(496,344)
Withdrawals	(29,219,111)	(32,466,430)	(268,452,593)	(233,803,156)	(2,165,486)	(117,495)
Annual contract fee	(889,595)	(839,674)	(13,932,643)	(12,917,662)	(362,212)	(2,700)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,611,197)	(13,083,328)	(67,531,232)	(87,384,208)	25,226,884	26,992,769

Total increase (decrease) in contract owners’ equity	12,502,266	(7,011,108)	82,282,169	(33,179,818)	27,471,521	27,159,953
Contract owners’ equity at beginning of period	213,262,793	220,273,901	2,309,441,215	2,342,621,033	27,159,953	—

Contract owners’ equity at end of period	$225,765,059	$213,262,793	$2,391,723,384	$2,309,441,215	$54,631,474	$27,159,953

	2012	2011	2012	2011	2012	2011
Units, beginning of period	11,272,969	11,547,707	136,960,732	141,829,250	2,167,186	—
Units issued	2,478,607	3,189,230	17,990,792	25,726,416	2,345,049	2,307,740
Units redeemed	2,376,842	3,463,968	21,553,584	30,594,934	403,445	140,554

Units, end of period	11,374,734	11,272,969	133,397,940	136,960,732	4,108,790	2,167,186

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II		Lifestyle Growth Trust Series NAV
	2012	2011	2012	2011	2012	2011 (ee)
Income:
Dividend distributions received	$11,122,109	$15,966,845	$191,843,512	$292,748,190	$10,619	$4,313
Expenses:
Mortality and expense risk and administrative charges	(7,452,094)	(7,575,851)	(180,713,977)	(182,712,634)	(5,154)	(1,524)

Net investment income (loss)	3,670,015	8,390,994	11,129,535	110,035,556	5,465	2,789

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,529,313	(9,220,071)	(227,173,651)	(230,818,127)	16	(59)

Realized gains (losses)	1,529,313	(9,220,071)	(227,173,651)	(230,818,127)	16	(59)

Unrealized appreciation (depreciation) during the period	63,802,778	(16,019,994)	1,502,287,512	(269,317,998)	25,521	(12,676)

Net increase (decrease) in contract owners’ equity from operations	69,002,106	(16,849,071)	1,286,243,396	(390,100,569)	31,002	(9,946)

Changes from principal transactions:
Purchase payments	7,691,300	23,346,694	127,406,031	310,438,619	—	160,000
Transfers between sub-accounts and the company	36,672,409	24,777,880	231,620,396	(128,507,330)	395,051	—
Withdrawals	(58,181,377)	(58,745,910)	(824,583,296)	(812,245,037)	—	—
Annual contract fee	(3,321,828)	(3,066,100)	(73,972,433)	(70,215,733)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(17,139,496)	(13,687,436)	(539,529,302)	(700,529,481)	395,051	160,000

Total increase (decrease) in contract owners’ equity	51,862,610	(30,536,507)	746,714,094	(1,090,630,050)	426,053	150,054
Contract owners’ equity at beginning of period	565,280,516	595,817,023	11,115,622,548	12,206,252,598	150,054	—

Contract owners’ equity at end of period	$617,143,126	$565,280,516	$11,862,336,642	$11,115,622,548	$576,107	$150,054

	2012	2011	2012	2011	2012	2011
Units, beginning of period	37,272,775	36,719,632	737,881,259	778,123,464	10,695	—
Units issued	5,381,274	6,365,313	44,521,051	30,887,578	25,789	10,695
Units redeemed	5,596,057	5,812,170	73,505,282	71,129,783	—	—

Units, end of period	37,057,992	37,272,775	708,897,028	737,881,259	36,484	10,695

(ee)	Reflects the period from commencement of operations on March 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2012	2011 (aa)	2012	2011	2012	2011
Income:
Dividend distributions received	$1,274,658	$750,225	$6,159,278	$9,175,529	$64,969,756	$97,585,646
Expenses:
Mortality and expense risk and administrative charges	(1,682,678)	(276,028)	(3,260,056)	(3,452,873)	(43,758,005)	(44,241,177)

Net investment income (loss)	(408,020)	474,197	2,899,222	5,722,656	21,211,751	53,344,469

Realized gains (losses) on investments:
Capital gain distributions received	160,186	—	—	—		—
Net realized gain (loss)	272,041	(405,738)	4,785,565	2,194,019	(7,838,434)	(27,635,041)

Realized gains (losses)	432,227	(405,738)	4,785,565	2,194,019	(7,838,434)	(27,635,041)

Unrealized appreciation (depreciation) during the period	11,898,723	335,630	14,772,776	(5,272,671)	228,852,540	(7,876,937)

Net increase (decrease) in contract owners’ equity from operations	11,922,930	404,089	22,457,563	2,644,004	242,225,857	17,832,491

Changes from principal transactions:
Purchase payments	41,600,138	84,143,567	2,796,918	7,216,340	34,194,986	88,751,507
Transfers between sub-accounts and the company	27,740,601	2,223,031	4,708,918	11,122,967	73,063,397	22,655,926
Withdrawals	(1,866,808)	(127,063)	(29,620,844)	(34,115,090)	(290,440,896)	(259,204,578)
Annual contract fee	(1,133,257)	(6,850)	(1,082,401)	(1,060,011)	(17,008,289)	(16,359,348)

Net increase (decrease) in contract owners’ equity from principal transactions	66,340,674	86,232,685	(23,197,409)	(16,835,794)	(200,190,802)	(164,156,493)

Total increase (decrease) in contract owners’ equity	78,263,604	86,636,774	(739,846)	(14,191,790)	42,035,055	(146,324,002)
Contract owners’ equity at beginning of period	86,636,774	—	250,835,216	265,027,006	2,801,217,563	2,947,541,565

Contract owners’ equity at end of period	$164,900,378	$86,636,774	$250,095,370	$250,835,216	$2,843,252,618	$2,801,217,563

	2012	2011	2012	2011	2012	2011
Units, beginning of period	7,240,860	—	14,026,873	14,331,890	172,998,261	182,150,799
Units issued	6,188,690	7,689,014	1,621,014	2,910,619	10,474,768	15,359,172
Units redeemed	1,117,058	448,154	2,568,355	3,215,636	21,425,070	24,511,710

Units, end of period	12,312,492	7,240,860	13,079,532	14,026,873	162,047,959	172,998,261

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2012	2011 (aa)	2012	2011	2012	2011
Income:
Dividend distributions received	$771,273	$388,762	$435,641	$232,413	$797,973	$342,452
Expenses:
Mortality and expense risk and administrative charges	(735,545)	(105,615)	(483,239)	(577,371)	(1,064,101)	(1,201,815)

Net investment income (loss)	35,728	283,147	(47,598)	(344,958)	(266,128)	(859,363)

Realized gains (losses) on investments:
Capital gain distributions received	4,377	—	3,056,807	887,811	6,558,061	1,767,988
Net realized gain (loss)	89,258	(13,295)	746,583	329,685	2,804,172	1,312,535

Realized gains (losses)	93,635	(13,295)	3,803,390	1,217,496	9,362,233	3,080,523

Unrealized appreciation (depreciation) during the period	3,923,265	55,434	988,713	(2,043,699)	681,786	(4,789,935)

Net increase (decrease) in contract owners’ equity from operations	4,052,628	325,286	4,744,505	(1,171,161)	9,777,891	(2,568,775)

Changes from principal transactions:
Purchase payments	23,726,485	30,961,475	166,579	221,779	251,616	380,302
Transfers between sub-accounts and the company	19,037,841	2,603,241	(2,830,749)	(3,662,468)	(5,042,414)	(2,054,981)
Withdrawals	(1,346,213)	(62,336)	(4,057,487)	(4,741,373)	(8,796,998)	(8,840,972)
Annual contract fee	(498,056)	(3,915)	(96,109)	(115,697)	(293,331)	(329,603)

Net increase (decrease) in contract owners’ equity from principal transactions	40,920,057	33,498,465	(6,817,766)	(8,297,759)	(13,881,127)	(10,845,254)

Total increase (decrease) in contract owners’ equity	44,972,685	33,823,751	(2,073,261)	(9,468,920)	(4,103,236)	(13,414,029)
Contract owners’ equity at beginning of period	33,823,751	—	32,479,603	41,948,523	67,845,607	81,259,636

Contract owners’ equity at end of period	$78,796,436	$33,823,751	$30,406,342	$32,479,603	$63,742,371	$67,845,607

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,737,258	—	1,598,357	1,987,088	3,634,321	4,171,865
Units issued	3,322,987	2,776,925	75,210	190,031	157,510	504,639
Units redeemed	183,369	39,667	385,369	578,762	835,490	1,042,183

Units, end of period	5,876,876	2,737,258	1,288,198	1,598,357	2,956,341	3,634,321

(aa)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$—	$—	$511,915	$490,492
Expenses:
Mortality and expense risk and administrative charges	(2,155,158)	(2,488,459)	(1,542,436)	(1,829,458)	(923,667)	(1,087,683)

Net investment income (loss)	(2,155,158)	(2,488,459)	(1,542,436)	(1,829,458)	(411,752)	(597,191)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,732,049	—
Net realized gain (loss)	431,916	(2,906,179)	1,544,995	(2,496,636)	5,777,335	6,968,638

Realized gains (losses)	431,916	(2,906,179)	1,544,995	(2,496,636)	10,509,384	6,968,638

Unrealized appreciation (depreciation) during the period	30,583,064	(10,927,322)	17,200,642	(6,884,059)	250,292	(10,675,936)

Net increase (decrease) in contract owners’ equity from operations	28,859,822	(16,321,960)	17,203,201	(11,210,153)	10,347,924	(4,304,489)

Changes from principal transactions:
Purchase payments	1,156,236	3,507,789	372,836	601,480	295,974	228,952
Transfers between sub-accounts and the company	(10,140,097)	(1,266,965)	(3,459,874)	(41,374)	(5,051,657)	(5,868,861)
Withdrawals	(15,106,810)	(22,306,430)	(11,542,244)	(14,963,869)	(7,359,289)	(9,809,329)
Annual contract fee	(630,165)	(712,571)	(362,418)	(423,740)	(214,207)	(249,807)

Net increase (decrease) in contract owners’ equity from principal transactions	(24,720,836)	(20,778,177)	(14,991,700)	(14,827,503)	(12,329,179)	(15,699,045)

Total increase (decrease) in contract owners’ equity	4,138,986	(37,100,137)	2,211,501	(26,037,656)	(1,981,255)	(20,003,534)
Contract owners’ equity at beginning of period	146,328,413	183,428,550	91,648,849	117,686,505	62,544,716	82,548,250

Contract owners’ equity at end of period	$150,467,399	$146,328,413	$93,860,350	$91,648,849	$60,563,461	$62,544,716

	2012	2011	2012	2011	2012	2011
Units, beginning of period	10,034,053	10,955,501	4,954,305	5,660,485	3,837,466	4,753,528
Units issued	502,343	1,353,399	744,103	810,221	169,487	201,245
Units redeemed	1,920,114	2,274,847	1,454,765	1,516,401	857,447	1,117,307

Units, end of period	8,616,282	10,034,053	4,243,643	4,954,305	3,149,506	3,837,466

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$458,026	$412,378	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,207,087)	(1,368,138)	(2,174,797)	(2,645,764)	(10,965,781)	(13,199,602)

Net investment income (loss)	(749,061)	(955,760)	(2,174,797)	(2,645,764)	(10,965,781)	(13,199,602)

Realized gains (losses) on investments:
Capital gain distributions received	5,496,071	—	11,104	142,605	53,402	749,700
Net realized gain (loss)	6,386,029	6,929,304	—	—	—	—

Realized gains (losses)	11,882,100	6,929,304	11,104	142,605	53,402	749,700

Unrealized appreciation (depreciation) during the period	656,404	(11,366,877)	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	11,789,443	(5,393,333)	(2,163,693)	(2,503,159)	(10,912,379)	(12,449,902)

Changes from principal transactions:
Purchase payments	223,532	334,302	4,343,972	5,692,850	13,306,588	56,383,027
Transfers between sub-accounts and the company	(5,394,708)	(5,932,545)	34,733,695	79,794,911	140,319,294	392,908,841
Withdrawals	(9,573,367)	(9,466,438)	(74,817,729)	(86,430,116)	(347,456,894)	(395,722,727)
Annual contract fee	(281,132)	(320,858)	(574,976)	(684,127)	(4,493,419)	(5,247,646)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,025,675)	(15,385,539)	(36,315,038)	(1,626,482)	(198,324,431)	48,321,495

Total increase (decrease) in contract owners’ equity	(3,236,232)	(20,778,872)	(38,478,731)	(4,129,641)	(209,236,810)	35,871,593
Contract owners’ equity at beginning of period	72,764,976	93,543,848	172,108,862	176,238,503	862,727,818	826,856,225

Contract owners’ equity at end of period	$69,528,744	$72,764,976	$133,630,131	$172,108,862	$653,491,008	$862,727,818

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,560,322	5,480,922	11,390,735	11,384,953	69,705,609	65,834,885
Units issued	418,052	274,157	6,372,084	11,531,581	26,768,405	59,860,335
Units redeemed	1,265,128	1,194,757	8,829,077	11,525,799	42,888,942	55,989,611

Units, end of period	3,713,246	4,560,322	8,933,742	11,390,735	53,585,072	69,705,609

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$10,299	$—	$2,842,058	$1,737,225	$570,378	$437,297
Expenses:
Mortality and expense risk and administrative charges	(397,078)	(408,666)	(1,797,787)	(1,635,323)	(1,609,970)	(2,378,203)

Net investment income (loss)	(386,779)	(408,666)	1,044,271	101,902	(1,039,592)	(1,940,906)

Realized gains (losses) on investments:
Capital gain distributions received	1,796	24,025	—	—	—	—
Net realized gain (loss)	—	—	5,973,409	2,358,474	8,736,972	27,360,131

Realized gains (losses)	1,796	24,025	5,973,409	2,358,474	8,736,972	27,360,131

Unrealized appreciation (depreciation) during the period	—	—	17,246,714	(4,910,902)	(9,411,011)	(59,233,630)

Net increase (decrease) in contract owners’ equity from operations	(384,983)	(384,641)	24,264,394	(2,450,526)	(1,713,631)	(33,814,405)

Changes from principal transactions:
Purchase payments	110,020	143,138	3,662,138	11,073,169	430,780	782,556
Transfers between sub-accounts and the company	6,558,705	9,306,224	(747,482)	17,816,473	(12,080,454)	(10,175,755)
Withdrawals	(7,651,954)	(9,054,994)	(12,650,584)	(8,271,097)	(10,349,637)	(18,282,081)
Annual contract fee	(157,590)	(149,483)	(1,422,672)	(1,415,599)	(362,772)	(497,689)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,140,819)	244,885	(11,158,600)	19,202,946	(22,362,083)	(28,172,969)

Total increase (decrease) in contract owners’ equity	(1,525,802)	(139,756)	13,105,794	16,752,420	(24,075,714)	(61,987,374)
Contract owners’ equity at beginning of period	26,096,103	26,235,859	188,918,007	172,165,587	112,991,152	174,978,526

Contract owners’ equity at end of period	$24,570,301	$26,096,103	$202,023,801	$188,918,007	$88,915,438	$112,991,152

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,115,716	2,097,486	16,468,800	14,733,437	3,724,461	4,483,909
Units issued	994,362	1,584,371	394,980	2,727,498	358,390	731,935
Units redeemed	1,087,867	1,566,141	1,278,013	992,135	1,040,764	1,491,383

Units, end of period	2,022,211	2,115,716	15,585,767	16,468,800	3,042,087	3,724,461

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (a)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,480,459	$2,113,460	$806,684	$724,665	$990,587	$863,003
Expenses:
Mortality and expense risk and administrative charges	(503,938)	(502,204)	(731,157)	(790,705)	(1,062,667)	(1,104,710)

Net investment income (loss)	976,521	1,611,256	75,527	(66,040)	(72,080)	(241,707)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	424,163	441,588	2,537,098	36,886	7,233,799	1,517,166

Realized gains (losses)	424,163	441,588	2,537,098	36,886	7,233,799	1,517,166

Unrealized appreciation (depreciation) during the period	2,427,480	(2,057,123)	4,240,502	3,662,429	2,247,695	3,471,551

Net increase (decrease) in contract owners’ equity from operations	3,828,164	(4,279)	6,853,127	3,633,275	9,409,414	4,747,010

Changes from principal transactions:
Purchase payments	82,900	155,025	126,007	260,411	326,884	730,943
Transfers between sub-accounts and the company	4,263,915	3,440,522	(3,047,378)	(3,882,289)	(1,444,219)	(3,921,885)
Withdrawals	(3,884,571)	(5,067,846)	(5,822,607)	(7,179,101)	(11,371,066)	(8,172,994)
Annual contract fee	(91,452)	(94,038)	(118,043)	(133,009)	(230,111)	(237,840)

Net increase (decrease) in contract owners’ equity from principal transactions	370,792	(1,566,337)	(8,862,021)	(10,933,988)	(12,718,512)	(11,601,776)

Total increase (decrease) in contract owners’ equity	4,198,956	(1,570,616)	(2,008,894)	(7,300,713)	(3,309,098)	(6,854,766)
Contract owners’ equity at beginning of period	30,376,268	31,946,884	48,038,719	55,339,432	65,290,676	72,145,442

Contract owners’ equity at end of period	$34,575,224	$30,376,268	$46,029,825	$48,038,719	$61,981,578	$65,290,676

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,756,050	1,849,601	1,503,572	1,872,263	2,548,635	3,033,454
Units issued	452,150	588,722	123,890	218,608	322,494	445,607
Units redeemed	436,299	682,273	384,178	587,299	753,086	930,426

Units, end of period	1,771,901	1,756,050	1,243,284	1,503,572	2,118,043	2,548,635

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,057,994	$2,625,754	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,071,643)	(1,145,558)	(1,276,774)	(1,538,924)	(644,388)	(758,748)

Net investment income (loss)	(13,649)	1,480,196	(1,276,774)	(1,538,924)	(644,388)	(758,748)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,979,505	(1,023,853)	6,062,059	10,450,748	5,031,057	6,774,398

Realized gains (losses)	1,979,505	(1,023,853)	6,062,059	10,450,748	5,031,057	6,774,398

Unrealized appreciation (depreciation) during the period	2,531,319	6,468,592	2,759,054	(17,197,966)	(999,228)	(10,090,183)

Net increase (decrease) in contract owners’ equity from operations	4,497,175	6,924,935	7,544,339	(8,286,142)	3,387,441	(4,074,533)

Changes from principal transactions:
Purchase payments	426,720	320,593	318,091	460,037	159,699	239,025
Transfers between sub-accounts and the company	(305,119)	(4,027,434)	(5,460,740)	(9,413,046)	(2,763,442)	(3,753,772)
Withdrawals	(9,831,758)	(9,826,858)	(7,855,398)	(11,108,423)	(5,641,231)	(5,631,373)
Annual contract fee	(174,665)	(201,658)	(281,857)	(332,149)	(155,897)	(176,950)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,884,822)	(13,735,357)	(13,279,904)	(20,393,581)	(8,400,871)	(9,323,070)

Total increase (decrease) in contract owners’ equity	(5,387,647)	(6,810,422)	(5,735,565)	(28,679,723)	(5,013,430)	(13,397,603)
Contract owners’ equity at beginning of period	70,205,378	77,015,800	84,727,993	113,407,716	40,401,799	53,799,402

Contract owners’ equity at end of period	$64,817,731	$70,205,378	$78,992,428	$84,727,993	$35,388,369	$40,401,799

	2012	2011	2012	2011	2012	2011
Units, beginning of period	3,908,706	4,727,373	6,739,121	8,373,854	2,616,253	3,165,493
Units issued	733,658	1,383,341	248,818	583,213	351,596	771,935
Units redeemed	1,269,056	2,202,008	1,272,845	2,217,946	857,114	1,321,175

Units, end of period	3,373,308	3,908,706	5,715,094	6,739,121	2,110,735	2,616,253

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$953,615	$1,633,122	$808,604	$1,491,818	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(926,406)	(1,093,169)	(992,136)	(1,024,768)	(4,518)	(2,897)

Net investment income (loss)	27,209	539,953	(183,532)	467,050	(4,518)	(2,897)

Realized gains (losses) on investments:
Capital gain distributions received	—	178,047	—	161,842	68,046	9,226
Net realized gain (loss)	111,853	398,457	140,779	329,340	9,896	7,657

Realized gains (losses)	111,853	576,504	140,779	491,182	77,942	16,883

Unrealized appreciation (depreciation) during the period	(310,430)	(211,365)	(319,334)	(398,205)	(6,868)	(57,436)

Net increase (decrease) in contract owners’ equity from operations	(171,368)	905,092	(362,087)	560,027	66,556	(43,450)

Changes from principal transactions:
Purchase payments	106,561	412,773	208,168	287,324	7,992	29,798
Transfers between sub-accounts and the company	(1,566,451)	(3,477,088)	(3,758,762)	1,464,789	70,983	255,603
Withdrawals	(9,646,152)	(11,861,574)	(10,424,915)	(8,651,174)	(35,852)	(18,739)
Annual contract fee	(114,518)	(140,052)	(194,085)	(172,351)	(634)	(1,748)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,220,560)	(15,065,941)	(14,169,594)	(7,071,412)	42,489	264,914

Total increase (decrease) in contract owners’ equity	(11,391,928)	(14,160,849)	(14,531,681)	(6,511,385)	109,045	221,464
Contract owners’ equity at beginning of period	66,861,476	81,022,325	68,362,543	74,873,928	424,924	203,460

Contract owners’ equity at end of period	$55,469,548	$66,861,476	$53,830,862	$68,362,543	$533,969	$424,924

	2012	2011	2012	2011	2012	2011
Units, beginning of period	5,231,293	6,421,693	5,380,775	5,946,931	34,417	15,250
Units issued	481,721	939,030	778,910	1,689,749	6,558	21,372
Units redeemed	1,379,894	2,129,430	1,897,714	2,255,905	3,520	2,205

Units, end of period	4,333,120	5,231,293	4,261,971	5,380,775	37,455	34,417

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$261,395	$178,032	$926,526	$539,197
Expenses:
Mortality and expense risk and administrative charges	(489,319)	(585,176)	(211,590)	(252,117)	(848,224)	(934,491)

Net investment income (loss)	(489,319)	(585,176)	49,805	(74,085)	78,302	(395,294)

Realized gains (losses) on investments:
Capital gain distributions received	4,160,303	850,062	2,259,498	67,690	8,978,404	242,784
Net realized gain (loss)	1,132,603	6,413,048	(166,425)	(491,620)	(1,567,855)	(1,687,756)

Realized gains (losses)	5,292,906	7,263,110	2,093,073	(423,930)	7,410,549	(1,444,972)

Unrealized appreciation (depreciation) during the period	(745,507)	(9,887,859)	(241,469)	(445,655)	(473,614)	(1,618,985)

Net increase (decrease) in contract owners’ equity from operations	4,058,080	(3,209,925)	1,901,409	(943,670)	7,015,237	(3,459,251)

Changes from principal transactions:
Purchase payments	187,364	196,678	59,296	52,931	222,084	305,017
Transfers between sub-accounts and the company	(2,217,858)	4,395,863	(1,329,845)	(1,225,308)	(2,188,309)	(1,938,398)
Withdrawals	(3,455,001)	(5,142,267)	(1,696,531)	(2,215,218)	(5,520,949)	(6,319,690)
Annual contract fee	(88,408)	(101,380)	(47,972)	(56,773)	(259,700)	(287,065)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,573,903)	(651,106)	(3,015,052)	(3,444,368)	(7,746,874)	(8,240,136)

Total increase (decrease) in contract owners’ equity	(1,515,823)	(3,861,031)	(1,113,643)	(4,388,038)	(731,637)	(11,699,387)
Contract owners’ equity at beginning of period	29,742,857	33,603,888	14,214,204	18,602,242	52,725,591	64,424,978

Contract owners’ equity at end of period	$28,227,034	$29,742,857	$13,100,561	$14,214,204	$51,993,954	$52,725,591

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,815,256	1,880,038	866,839	1,068,443	3,111,625	3,569,664
Units issued	418,115	1,079,129	38,464	70,885	132,986	160,972
Units redeemed	724,184	1,143,911	206,871	272,489	553,735	619,011

Units, end of period	1,509,187	1,815,256	698,432	866,839	2,690,876	3,111,625

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$26,107	$—	$19,210	$4,994	$4,813
Expenses:
Mortality and expense risk and administrative charges	(362,964)	(449,037)	(426,921)	(504,263)	(5,579)	(5,030)

Net investment income (loss)	(362,964)	(422,930)	(426,921)	(485,053)	(585)	(217)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	27,161	—
Net realized gain (loss)	398,741	(1,501,274)	982,170	532,453	17,567	62,723

Realized gains (losses)	398,741	(1,501,274)	982,170	532,453	44,728	62,723

Unrealized appreciation (depreciation) during the period	3,366,208	689,382	3,129,755	(1,533,890)	33,832	(69,051)

Net increase (decrease) in contract owners’ equity from operations	3,401,985	(1,234,822)	3,685,004	(1,486,490)	77,975	(6,545)

Changes from principal transactions:
Purchase payments	51,049	103,171	113,872	165,045	14,807	58,570
Transfers between sub-accounts and the company	(1,614,502)	(4,664,312)	(2,453,530)	(2,400,018)	9,186	98,644
Withdrawals	(2,342,926)	(3,774,568)	(3,026,040)	(3,333,582)	(37,293)	(23,857)
Annual contract fee	(68,132)	(87,264)	(104,985)	(120,038)	(955)	(2,119)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,974,511)	(8,422,973)	(5,470,683)	(5,688,593)	(14,255)	131,238

Total increase (decrease) in contract owners’ equity	(572,526)	(9,657,795)	(1,785,679)	(7,175,083)	63,720	124,693
Contract owners’ equity at beginning of period	24,199,516	33,857,311	27,349,378	34,524,461	540,996	416,303

Contract owners’ equity at end of period	$23,626,990	$24,199,516	$25,563,699	$27,349,378	$604,716	$540,996

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,177,261	1,570,258	1,417,597	1,696,568	34,772	26,807
Units issued	62,408	197,030	106,288	304,546	1,447	16,030
Units redeemed	240,440	590,027	363,103	583,517	2,289	8,065

Units, end of period	999,229	1,177,261	1,160,782	1,417,597	33,930	34,772

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$242,015	$253,994	$143,316	$369,333	$77,800	$263,377
Expenses:
Mortality and expense risk and administrative charges	(637,696)	(669,013)	(899,289)	(1,049,016)	(1,043,807)	(1,168,773)

Net investment income (loss)	(395,681)	(415,019)	(755,973)	(679,683)	(966,007)	(905,396)

Realized gains (losses) on investments:
Capital gain distributions received	1,871,729	—	—	—	—	—
Net realized gain (loss)	4,677,032	4,334,226	(1,233,018)	(3,828,800)	(1,181,612)	(3,399,806)

Realized gains (losses)	6,548,761	4,334,226	(1,233,018)	(3,828,800)	(1,181,612)	(3,399,806)

Unrealized appreciation (depreciation) during the period	(997,329)	(4,197,158)	10,113,841	3,006,095	10,811,767	2,392,853

Net increase (decrease) in contract owners’ equity from operations	5,155,751	(277,951)	8,124,850	(1,502,388)	8,664,148	(1,912,349)

Changes from principal transactions:
Purchase payments	145,057	189,975	186,121	276,534	258,012	427,235
Transfers between sub-accounts and the company	(6,521,976)	(1,367,499)	(5,145,520)	(5,069,627)	(4,977,310)	(3,280,424)
Withdrawals	(4,749,340)	(5,265,952)	(7,443,858)	(9,382,795)	(8,608,167)	(8,093,773)
Annual contract fee	(124,816)	(113,664)	(158,404)	(185,401)	(229,936)	(256,816)

Net increase (decrease) in contract owners’ equity from principal transactions	(11,251,075)	(6,557,140)	(12,561,661)	(14,361,289)	(13,557,401)	(11,203,778)

Total increase (decrease) in contract owners’ equity	(6,095,324)	(6,835,091)	(4,436,811)	(15,863,677)	(4,893,253)	(13,116,127)
Contract owners’ equity at beginning of period	42,338,820	49,173,911	61,600,571	77,464,248	66,733,706	79,849,833

Contract owners’ equity at end of period	$36,243,496	$42,338,820	$57,163,760	$61,600,571	$61,840,453	$66,733,706

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,404,445	2,769,478	2,555,362	3,137,803	3,365,332	3,907,714
Units issued	429,888	660,836	77,695	86,401	121,962	185,482
Units redeemed	1,020,776	1,025,869	566,889	668,842	752,917	727,864

Units, end of period	1,813,557	2,404,445	2,066,168	2,555,362	2,734,377	3,365,332

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$—	$—	$3,855,339	$6,856,808
Expenses:
Mortality and expense risk and administrative charges	(420,015)	(507,383)	(278,311)	(342,122)	(883,248)	(1,021,135)

Net investment income (loss)	(420,015)	(507,383)	(278,311)	(342,122)	2,972,091	5,835,673

Realized gains (losses) on investments:
Capital gain distributions received	2,363,208	—	1,505,087	—	—	—
Net realized gain (loss)	1,562,678	2,029,311	1,328,562	1,185,884	(1,473,576)	(973,057)

Realized gains (losses)	3,925,886	2,029,311	2,833,649	1,185,884	(1,473,576)	(973,057)

Unrealized appreciation (depreciation) during the period	397,762	(4,299,020)	(88,801)	(2,637,800)	4,773,640	(4,258,237)

Net increase (decrease) in contract owners’ equity from operations	3,903,633	(2,777,092)	2,466,537	(1,794,038)	6,272,155	604,379

Changes from principal transactions:
Purchase payments	67,295	74,646	78,872	153,441	281,244	40,533
Transfers between sub-accounts and the company	(2,044,659)	(3,726,860)	(2,650,741)	(1,060,425)	(844,258)	(3,106,054)
Withdrawals	(3,299,597)	(3,729,010)	(2,703,116)	(2,359,021)	(8,336,034)	(12,025,876)
Annual contract fee	(84,919)	(105,194)	(76,431)	(89,821)	(85,573)	(99,008)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,361,880)	(7,486,418)	(5,351,416)	(3,355,826)	(8,984,621)	(15,190,405)

Total increase (decrease) in contract owners’ equity	(1,458,247)	(10,263,510)	(2,884,879)	(5,149,864)	(2,712,466)	(14,586,026)
Contract owners’ equity at beginning of period	28,212,232	38,475,742	17,932,818	23,082,682	60,231,881	74,817,907

Contract owners’ equity at end of period	$26,753,985	$28,212,232	$15,047,939	$17,932,818	$57,519,415	$60,231,881

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,905,008	2,377,741	1,220,551	1,432,916	3,257,094	4,069,460
Units issued	77,411	77,890	192,318	107,680	231,832	274,849
Units redeemed	406,280	550,623	516,017	320,045	693,931	1,087,215

Units, end of period	1,576,139	1,905,008	896,852	1,220,551	2,794,995	3,257,094

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust A Series II		Total Bond Market Trust A Series NAV
	2012	2011	2012 (d)	2011	2012 (d)	2011
Income:
Dividend distributions received	$4,153,739	$7,227,667	$9,796,560	$3,407,504	$10,361,380	$3,861,425
Expenses:
Mortality and expense risk and administrative charges	(1,058,576)	(1,173,645)	(1,534,076)	(1,060,622)	(974,308)	(938,753)

Net investment income (loss)	3,095,163	6,054,022	8,262,484	2,346,882	9,387,072	2,922,672

Realized gains (losses) on investments:
Capital gain distributions received	—	—	26,614,547	—	27,388,568	—
Net realized gain (loss)	(1,383,956)	(599,322)	(34,116,234)	888,722	(30,864,733)	786,181

Realized gains (losses)	(1,383,956)	(599,322)	(7,501,687)	888,722	(3,476,165)	786,181

Unrealized appreciation (depreciation) during the period	4,942,844	(5,179,938)	1,667,757	(528,807)	(2,199,188)	2,867,473

Net increase (decrease) in contract owners’ equity from operations	6,654,051	274,762	2,428,554	2,706,797	3,711,719	6,576,326

Changes from principal transactions:
Purchase payments	226,713	396,524	1,621,816	4,306,455	2,757,591	10,905,571
Transfers between sub-accounts and the company	1,242,598	(3,220,715)	(111,530,794)	86,342,749	(120,518,142)	23,522,039
Withdrawals	(9,355,405)	(11,314,379)	(15,288,033)	(10,233,949)	(5,931,330)	(4,016,394)
Annual contract fee	(197,534)	(216,571)	(625,869)	(475,198)	(1,093,763)	(1,195,427)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,083,628)	(14,355,141)	(125,822,880)	79,940,057	(124,785,644)	29,215,789

Total increase (decrease) in contract owners’ equity	(1,429,577)	(14,080,379)	(123,394,326)	82,646,854	(121,073,925)	35,792,115
Contract owners’ equity at beginning of period	64,717,591	78,797,970	123,394,326	40,747,472	121,073,925	85,281,810

Contract owners’ equity at end of period	$63,288,014	$64,717,591	$—	$123,394,326	$—	$121,073,925

	2012	2011	2012	2011	2012	2011
Units, beginning of period	3,621,316	4,425,957	8,743,114	3,043,431	8,368,879	6,261,790
Units issued	264,999	338,981	4,743,175	13,653,724	1,123,414	3,028,806
Units redeemed	688,322	1,143,622	13,486,289	7,954,041	9,492,293	921,717

Units, end of period	3,197,993	3,621,316	—	8,743,114	—	8,368,879

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I		Total Return Trust Series II
	2012 (b)	2012 (b)	2012	2011	2012	2011
Income:
Dividend distributions received	$994,862	$1,226,872	$3,472,885	$8,588,166	$4,661,362	$11,153,996
Expenses:
Mortality and expense risk and administrative charges	(335,812)	(191,641)	(2,722,919)	(3,140,502)	(4,186,135)	(4,516,489)

Net investment income (loss)	659,050	1,035,231	749,966	5,447,664	475,227	6,637,507

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	7,729,006	—	10,384,056
Net realized gain (loss)	(30,908)	(8,184)	2,407,825	2,910,447	2,684,106	6,237,691

Realized gains (losses)	(30,908)	(8,184)	2,407,825	10,639,453	2,684,106	16,621,747

Unrealized appreciation (depreciation) during the period	(1,173,974)	(1,359,855)	9,047,374	(11,127,547)	13,559,448	(17,563,790)

Net increase (decrease) in contract owners’ equity from operations	(545,832)	(332,808)	12,205,165	4,959,570	16,718,781	5,695,464

Changes from principal transactions:
Purchase payments	53,865	49,724	546,695	913,016	1,251,538	1,659,449
Transfers between sub-accounts and the company	142,687,065	134,388,044	42,015	(12,039,248)	14,979,342	(14,084,186)
Withdrawals	(3,482,134)	(1,394,187)	(28,331,865)	(39,072,841)	(44,542,749)	(41,004,238)
Annual contract fee	(180,953)	(186,579)	(402,315)	(498,139)	(670,753)	(740,772)

Net increase (decrease) in contract owners’ equity from principal transactions	139,077,843	132,857,002	(28,145,470)	(50,697,212)	(28,982,622)	(54,169,747)

Total increase (decrease) in contract owners’ equity	138,532,011	132,524,194	(15,940,305)	(45,737,642)	(12,263,841)	(48,474,283)
Contract owners’ equity at beginning of period	—	—	189,221,280	234,958,922	261,574,673	310,048,956

Contract owners’ equity at end of period	$138,532,011	$132,524,194	$173,280,975	$189,221,280	$249,310,832	$261,574,673

	2012	2012	2012	2011	2012	2011
Units, beginning of period	—	—	8,767,112	11,096,418	14,095,275	17,037,465
Units issued	11,873,864	10,743,403	869,676	1,013,165	2,464,248	2,883,045
Units redeemed	749,915	114,667	2,113,013	3,342,471	3,942,668	5,825,235

Units, end of period	11,123,949	10,628,736	7,523,775	8,767,112	12,616,855	14,095,275

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$177,240	$144,905	$442,745	$365,965	$57,852	$44,658
Expenses:
Mortality and expense risk and administrative charges	(180,865)	(185,090)	(545,561)	(574,540)	(29,693)	(14,193)

Net investment income (loss)	(3,625)	(40,185)	(102,816)	(208,575)	28,159	30,465

Realized gains (losses) on investments:
Capital gain distributions received	30,169	—	86,856	—	—	—
Net realized gain (loss)	130,328	75,411	(188,392)	(614,775)	(22,161)	(5,053)

Realized gains (losses)	160,497	75,411	(101,536)	(614,775)	(22,161)	(5,053)

Unrealized appreciation (depreciation) during the period	1,328,906	(156,404)	4,509,815	420,519	(20,719)	(39,933)

Net increase (decrease) in contract owners’ equity from operations	1,485,778	(121,178)	4,305,463	(402,831)	(14,721)	(14,521)

Changes from principal transactions:
Purchase payments	28,600	22,713	276,476	130,120	140,181	136,673
Transfers between sub-accounts and the company	249,156	(572,050)	(1,113,840)	(2,313,202)	4,560,973	3,082,495
Withdrawals	(1,089,539)	(1,425,692)	(3,200,714)	(3,919,564)	(555,851)	(697,686)
Annual contract fee	(26,995)	(28,417)	(174,059)	(184,029)	(36,280)	(23,922)

Net increase (decrease) in contract owners’ equity from principal transactions	(838,778)	(2,003,446)	(4,212,137)	(6,286,675)	4,109,023	2,497,560

Total increase (decrease) in contract owners’ equity	647,000	(2,124,624)	93,326	(6,689,506)	4,094,302	2,483,039
Contract owners’ equity at beginning of period	11,170,298	13,294,922	33,255,972	39,945,478	3,160,339	677,300

Contract owners’ equity at end of period	$11,817,298	$11,170,298	$33,349,298	$33,255,972	$7,254,641	$3,160,339

	2012	2011	2012	2011	2012	2011
Units, beginning of period	939,942	1,104,523	2,152,454	2,546,504	255,222	54,305
Units issued	60,713	37,962	62,108	66,625	494,727	370,087
Units redeemed	126,086	202,543	309,261	460,675	161,821	169,170

Units, end of period	874,569	939,942	1,905,301	2,152,454	588,128	255,222

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		US Equity Trust Series I	US Equity Trust Series II	Utilities Trust Series I
	2012	2011	2012 (c)	2012 (c)	2012	2011
Income:
Dividend distributions received	$1,159,050	$1,539,206	$1,498,013	$96,964	$694,784	$783,135
Expenses:
Mortality and expense risk and administrative charges	(1,749,842)	(1,173,802)	(1,040,352)	(87,578)	(300,129)	(340,189)

Net investment income (loss)	(590,792)	365,404	457,661	9,386	394,655	442,946

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,022,208)	(380,326)	96,674	13,226	483,088	(1,164,737)

Realized gains (losses)	(1,022,208)	(380,326)	96,674	13,226	483,088	(1,164,737)

Unrealized appreciation (depreciation) during the period	295,756	(1,312,076)	1,308,033	91,487	1,328,639	1,860,296

Net increase (decrease) in contract owners’ equity from operations	(1,317,244)	(1,326,998)	1,862,368	114,099	2,206,382	1,138,505

Changes from principal transactions:
Purchase payments	9,075,759	44,281,187	191,088	12,035	50,504	96,565
Transfers between sub-accounts and the company	18,290,734	72,081,670	108,375,357	8,083,681	(1,480,981)	(507,045)
Withdrawals	(30,462,502)	(24,634,229)	(7,148,345)	(864,663)	(2,134,672)	(3,128,182)
Annual contract fee	(754,182)	(449,397)	(152,947)	(42,813)	(55,394)	(66,625)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,850,191)	91,279,231	101,265,153	7,188,240	(3,620,543)	(3,605,287)

Total increase (decrease) in contract owners’ equity	(5,167,435)	89,952,233	103,127,521	7,302,339	(1,414,161)	(2,466,782)
Contract owners’ equity at beginning of period	125,370,120	35,417,887	—		20,484,058	22,950,840

Contract owners’ equity at end of period	$120,202,685	$125,370,120	$103,127,521	$7,302,339	$19,069,897	$20,484,058

	2012	2011	2012	2012	2012	2011
Units, beginning of period	10,257,684	2,854,429	—	—	987,339	1,163,379
Units issued	7,149,388	13,311,559	8,895,625	708,313	96,535	200,007
Units redeemed	7,456,918	5,908,304	802,097	132,706	263,464	376,047

Units, end of period	9,950,154	10,257,684	8,093,528	575,607	820,410	987,339

(c)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities (a)		Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$752,209	$900,094	$11,112	$9,479	$725,110	$1,028,959
Expenses:
Mortality and expense risk and administrative charges	(371,169)	(414,707)	(56,928)	(66,032)	(1,182,101)	(1,282,214)

Net investment income (loss)	381,040	485,387	(45,816)	(56,553)	(456,991)	(253,255)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(126,597)	(945,375)	(111,278)	(396,164)	1,472,412	(1,377,514)

Realized gains (losses)	(126,597)	(945,375)	(111,278)	(396,164)	1,472,412	(1,377,514)

Unrealized appreciation (depreciation) during the period	2,236,751	1,760,276	572,253	302,985	12,435,098	1,838,368

Net increase (decrease) in contract owners’ equity from operations	2,491,194	1,300,288	415,159	(149,732)	13,450,519	207,599

Changes from principal transactions:
Purchase payments	80,469	116,827	19,473	5,186	665,542	819,567
Transfers between sub-accounts and the company	(3,056,440)	629,687	(122,743)	(275,445)	(4,770,760)	(5,036,861)
Withdrawals	(4,073,665)	(3,341,389)	(362,642)	(761,141)	(9,287,787)	(11,320,862)
Annual contract fee	(80,695)	(90,211)	(14,594)	(15,892)	(325,229)	(333,484)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,130,331)	(2,685,086)	(480,506)	(1,047,292)	(13,718,234)	(15,871,640)

Total increase (decrease) in contract owners’ equity	(4,639,137)	(1,384,798)	(65,347)	(1,197,024)	(267,715)	(15,664,041)
Contract owners’ equity at beginning of period	25,252,541	26,637,339	3,696,319	4,893,343	88,763,544	104,427,585

Contract owners’ equity at end of period	$20,613,404	$25,252,541	$3,630,972	$3,696,319	$88,495,829	$88,763,544

	2012	2011	2012	2011	2012	2011
Units, beginning of period	819,333	907,563	111,299	142,766	4,432,785	5,103,953
Units issued	72,863	141,384	865	1,096	136,654	431,425
Units redeemed	292,386	229,614	13,285	32,563	728,736	1,102,593

Units, end of period	599,810	819,333	98,879	111,299	3,840,703	4,432,785

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series II
	2012	2011
Income:
Dividend distributions received	$170,987	$251,373
Expenses:
Mortality and expense risk and administrative charges	(436,368)	(472,672)

Net investment income (loss)	(265,381)	(221,299)

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	2,260,527	367,914

Realized gains (losses)	2,260,527	367,914

Unrealized appreciation (depreciation) during the period	1,894,895	(526,470)

Net increase (decrease) in contract owners’ equity from operations	3,890,041	(379,855)

Changes from principal transactions:
Purchase payments	68,406	125,095
Transfers between sub-accounts and the company	200,785	(1,567,684)
Withdrawals	(3,778,449)	(3,045,249)
Annual contract fee	(84,281)	(92,750)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,593,539)	(4,580,588)

Total increase (decrease) in contract owners’ equity	296,502	(4,960,443)
Contract owners’ equity at beginning of period	26,357,646	31,318,089

Contract owners’ equity at end of period	$26,654,148	$26,357,646

	2012	2011
Units, beginning of period	1,383,853	1,627,685
Units issued	176,794	205,023
Units redeemed	344,625	448,855

Units, end of period	1,216,022	1,383,853

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 141 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “ Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2012 are as follows:

Sub-accounts Closed	2012
500 Index Trust Series I	11/2/2012
500 Index Trust Series II	11/2/2012
500 Index Trust Series NAV	11/2/2012
American Blue-Chip Income & Growth Trust Series II	11/2/2012
American Blue-Chip Income & Growth Trust Series III	11/2/2012
Balanced Trust Series I	4/27/2012
Core Allocation Trust Series I	4/27/2012
Core Allocation Trust Series II	4/27/2012
Core Allocation Trust Series NAV	4/27/2012
Core Balanced Trust Series I	4/27/2012
Core Balanced Trust Series II	4/27/2012
Core Balanced Trust Series NAV	4/27/2012
Core Balanced Strategy Trust Series NAV	4/27/2012
Core Disciplined Diversification Trust Series II	4/27/2012
International Equity Index Trust A Series I	11/2/2012
International Equity Index Trust A Series II	11/2/2012
International Opportunities Trust Series II	11/2/2012
Large Cap Trust Series I	4/27/2012
Large Cap Trust Series II	4/27/2012
Total Bond Market Trust A Series II	11/2/2012
Total Bond Market Trust A Series NAV	11/2/2012

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

1.	Organization — (continued)

Sub-accounts Opened	2012
500 Index Trust B Series I	11/2/2012
500 Index Trust B Series II	11/2/2012
International Equity Index Trust B Series I	11/2/2012
International Equity Index Trust B Series II	11/2/2012
International Growth Stock Series II	11/2/2012
Total Bond Market Trust B Series II	11/2/2012
Total Bond Market Trust B Series NAV	11/2/2012
US Equity Trust Series I	4/27/2012
US Equity Trust Series II	4/27/2012

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

5.	Fair Value Measurements — (continued)

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$45,555,494,797
Level 2	—
Level 3	—

$45,555,494,797

As of December 31, 2012, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2012 were as follows:

	Purchases	Sales
Sub-account
500 Index Trust B Series I	42,680,196	1,418,159
500 Index Trust B Series II	38,874,499	1,184,047
500 Index Trust B Series NAV	182,639,876	10,441,264
500 Index Trust Series I	9,808,954	52,631,531
500 Index Trust Series II	7,905,680	48,411,719
500 Index Trust Series NAV	34,255,027	193,576,686
Active Bond Trust Series I	4,977,074	12,465,129
Active Bond Trust Series II	32,103,048	61,050,345
All Cap Core Trust Series I	1,177,309	6,711,641
All Cap Core Trust Series II	826,349	1,604,709
All Cap Value Trust Series I	1,632,359	5,168,402
All Cap Value Trust Series II	2,259,090	6,884,161
American Asset Allocation Trust Series I	4,487,356	24,442,773
American Asset Allocation Trust Series II	22,812,226	153,552,342
American Asset Allocation Trust Series III	5,565,652	15,322,101
American Blue-Chip Income & Growth Trust Series II	11,196,619	70,282,048
American Blue-Chip Income & Growth Trust Series III	28,192,250	188,205,951
American Global Growth Trust Series II	8,937,878	31,936,764
American Global Growth Trust Series III	323,410	502,325
American Global Small Capitalization Trust Series II	3,998,617	11,568,145
American Global Small Capitalization Trust Series III	2,298,205	6,332,070
American Growth Trust Series II	34,531,628	193,237,064
American Growth Trust Series III	5,196,425	14,078,099
American Growth-Income Trust Series I	22,799,480	29,210,008
American Growth-Income Trust Series II	53,556,807	123,912,740
American Growth-Income Trust Series III	180,237,646	13,390,438
American High-Income Bond Trust Series II	13,805,473	13,362,542
American High-Income Bond Trust Series III	4,113,422	5,416,721
American International Trust Series II	22,848,372	113,288,540
American International Trust Series III	4,463,599	6,246,309
American New World Trust Series II	7,130,479	14,550,375
American New World Trust Series III	93,958	575,600
Balanced Trust Series I	419,116	932,892
Basic Value Focus (a)	141,415	1,295,251
Blue Chip Growth Trust Series I	7,821,340	44,383,093
Blue Chip Growth Trust Series II	14,510,811	33,092,384
Bond PS Series II	12,201,804	14,135,090
Bond Trust Series I	29,450,333	21,462,900
Bond Trust Series II	76,074,409	97,873,562
Capital Appreciation Trust Series I	4,271,956	29,966,274
Capital Appreciation Trust Series II	10,277,914	20,557,346
Capital Appreciation Value Trust Series II	34,556,597	37,164,777
Core Allocation Plus Trust Series I	2,081,609	4,089,508
Core Allocation Plus Trust Series II	11,568,821	15,195,607
Core Allocation Trust Series I	939,881	13,861,651
Core Allocation Trust Series II	15,827,824	112,778,342

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Core Allocation Trust Series NAV	1,315	26,053
Core Balanced Trust Series I	6,457,232	31,492,243
Core Balanced Trust Series II	52,818,738	207,878,312
Core Balanced Trust Series NAV	59,296	370,515
Core Balanced Strategy Trust Series NAV	34,280	3,668,423
Core Bond Trust Series II	4,955,986	6,695,988
Core Disciplined Diversification Trust Series II	27,525,744	203,990,528
Core Fundamental Holdings Trust Series II	65,258,690	34,070,575
Core Fundamental Holdings Trust Series III	3,266,752	3,148,252
Core Global Diversification Trust Series I	13,848	1,802
Core Global Diversification Trust Series II	58,763,806	41,965,506
Core Global Diversification Trust Series III	2,598,559	2,469,402
Core Strategy Trust Series II	47,132,744	69,793,435
Core Strategy Trust Series NAV	3,902,845	1,636,961
Disciplined Diversification Trust Series II	9,581,803	21,310,946
DWS Equity 500 Index (a)	641,721	2,235,208
Equity-Income Trust Series I	10,275,787	44,352,264
Equity-Income Trust Series II	12,789,662	36,485,441
Financial Services Trust Series I	1,182,000	3,089,339
Financial Services Trust Series II	2,000,788	5,616,943
Founding Allocation Trust Series I	3,091,148	5,674,978
Founding Allocation Trust Series II	32,883,854	136,727,117
Fundamental All Cap Core Trust Series II	5,812,450	11,688,907
Fundamental Holdings Trust Series II	19,306,032	104,498,146
Fundamental Holdings Trust Series III	2,601,552	6,674,967
Fundamental Large Cap Value Trust Series II	5,335,320	4,203,887
Fundamental Value Trust Series I	4,843,019	53,943,027
Fundamental Value Trust Series II	6,639,290	45,937,913
Global Allocation (a)	14,377	131,687
Global Bond Trust Series I	8,331,100	13,562,950
Global Bond Trust Series II	25,950,199	35,081,125
Global Diversification Trust Series II	15,053,310	89,482,398
Global Trust Series I	7,509,046	26,178,640
Global Trust Series II	2,959,526	6,419,999
Health Sciences Trust Series I	9,124,158	12,760,083
Health Sciences Trust Series II	17,247,607	21,123,929
High Yield Trust Series I	23,919,984	29,936,462
High Yield Trust Series II	32,767,264	39,467,255
International Core Trust Series I	2,227,054	6,288,742
International Core Trust Series II	1,916,970	6,096,043
International Equity Index Trust A Series I	2,340,485	24,440,316
International Equity Index Trust A Series II	2,750,456	29,631,012
International Equity Index Trust B Series I	21,298,977	565,269
International Equity Index Trust B Series II	25,369,811	1,957,278
International Equity Index Trust B Series NAV	1,146,195	3,435,021
International Growth Stock Series II	20,784,462	1,092,114
International Opportunities Trust Series II	2,557,914	27,590,420

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
International Small Company Trust Series I	1,517,384	6,693,493
International Small Company Trust Series II	2,157,505	6,248,753
International Value Trust Series I	4,855,633	19,581,845
International Value Trust Series II	7,756,591	23,783,396
Investment Quality Bond Trust Series I	22,026,395	31,036,342
Investment Quality Bond Trust Series II	19,432,030	28,617,088
Large Cap Trust Series I	786,983	117,191,390
Large Cap Trust Series II	356,167	9,501,989
Lifestyle Aggressive Trust Series I	3,466,222	25,040,467
Lifestyle Aggressive Trust Series II	8,762,532	36,597,623
Lifestyle Balanced Trust Series I	45,968,457	111,116,677
Lifestyle Balanced Trust Series II	324,559,307	1,105,581,801
Lifestyle Balanced Trust Series NAV	6,025	11,276
Lifestyle Balanced PS Series II	94,603,328	6,508,807
Lifestyle Conservative Trust Series I	57,869,554	52,267,422
Lifestyle Conservative Trust Series II	409,978,106	399,636,767
Lifestyle Conservative PS Series II	29,380,311	4,161,813
Lifestyle Growth Trust Series I	87,430,361	100,899,842
Lifestyle Growth Trust Series II	859,482,717	1,387,882,483
Lifestyle Growth Trust Series NAV	405,669	5,154
Lifestyle Growth PS Series II	79,736,071	13,643,232
Lifestyle Moderate Trust Series I	34,083,663	54,381,851
Lifestyle Moderate Trust Series II	226,994,889	405,973,941
Lifestyle Moderate PS Series II	43,344,778	2,384,617
Mid Cap Index Trust Series I	5,151,727	8,960,284
Mid Cap Index Trust Series II	10,360,089	17,949,281
Mid Cap Stock Trust Series I	8,082,516	34,958,511
Mid Cap Stock Trust Series II	15,535,343	32,069,479
Mid Value Trust Series I	8,173,116	16,181,999
Mid Value Trust Series II	12,993,777	23,272,441
Money Market Trust Series I	90,523,623	129,002,354
Money Market Trust Series II	316,752,104	525,988,914
Money Market Trust B Series NAV	12,176,439	13,702,243
Mutual Shares Trust Series I	7,188,696	17,303,024
Natural Resources Trust Series II	10,829,616	34,231,290
PIMCO All Asset (a)	9,790,069	8,442,755
Real Estate Securities Trust Series I	5,154,898	13,941,391
Real Estate Securities Trust Series II	9,488,275	22,278,867
Real Return Bond Trust Series II	14,657,462	24,555,934
Science & Technology Trust Series I	3,347,419	17,904,098
Science & Technology Trust Series II	6,019,385	15,064,645
Short Term Government Income Trust Series I	7,031,825	18,225,176
Short Term Government Income Trust Series II	10,543,962	24,897,087
Small Cap Growth Trust Series I	159,247	53,230
Small Cap Growth Trust Series II	11,884,538	13,787,455
Small Cap Index Trust Series I	3,183,784	3,889,532
Small Cap Index Trust Series II	12,288,157	10,978,325

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Small Cap Opportunities Trust Series I	1,368,031	5,705,507
Small Cap Opportunities Trust Series II	2,156,389	8,053,994
Small Cap Value Trust Series I	56,248	43,927
Small Cap Value Trust Series II	10,072,185	19,847,213
Small Company Value Trust Series I	2,077,169	15,394,803
Small Company Value Trust Series II	2,412,638	16,936,046
Smaller Company Growth Trust Series I	3,579,244	6,997,932
Smaller Company Growth Trust Series II	4,520,709	8,645,348
Strategic Income Opportunities Trust Series I	8,252,147	14,264,677
Strategic Income Opportunities Trust Series II	8,931,708	13,920,174
Total Bond Market Trust A Series II	104,427,821	195,373,668
Total Bond Market Trust A Series NAV	53,656,590	141,666,595
Total Bond Market Trust B Series II	149,334,448	9,597,554
Total Bond Market Trust B Series NAV	135,448,069	1,555,835
Total Return Trust Series I	22,279,555	49,675,058
Total Return Trust Series II	49,826,726	78,334,120
Total Stock Market Index Trust Series I	984,824	1,797,059
Total Stock Market Index Trust Series II	1,535,062	5,763,158
Ultra Short Term Bond Trust Series I	6,167,085	2,029,902
Ultra Short Term Bond Trust Series II	86,448,776	90,889,758
US Equity Trust Series I	112,661,090	10,938,276
US Equity Trust Series II	8,947,970	1,750,345
Utilities Trust Series I	2,748,752	5,974,640
Utilities Trust Series II	3,014,644	9,763,935
Value Opportunities (a)	48,454	574,775
Value Trust Series I	3,850,072	18,025,297
Value Trust Series II	3,800,804	7,659,723

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series I	2012	3,285	$12.65 to $12.62	$41,546	1.90% to 0.45%	3.62%	1.22% to 0.98%
500 Index Trust B Series II	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96
500 Index Trust B Series NAV	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	0.02	0.45 to (0.20)
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
	2008	5,844	7.59 to 7.50	44,222	2.05 to 1.40	2.04	(38.07) to (38.47)

500 Index Trust Series I	2012	—	13.82 to 13.52	—	1.90 to 0.45	5.20	13.54 to 12.16
	2011	3,980	12.32 to 11.91	43,081	1.90 to 0.45	1.37	1.12 to (0.34)
	2010	5,409	12.37 to 11.78	58,263	1.90 to 0.45	1.39	14.07 to 12.43
	2009	5,498	11.00 to 10.32	52,556	1.90 to 0.45	1.64	25.17 to 23.37
	2008	6,939	8.91 to 8.25	53,451	1.90 to 0.45	0.68	(37.49) to (38.39)

500 Index Trust Series II	2012	—	18.00 to 17.78	—	2.05 to 0.45	4.84	13.40 to 11.88
	2011	2,896	15.89 to 15.87	40,653	2.05 to 0.45	1.27	0.92 to (0.68)
	2010	3,263	16.00 to 15.73	45,976	2.05 to 0.45	1.17	13.77 to 11.97
	2009	3,663	14.29 to 13.83	45,925	2.05 to 0.45	1.49	25.03 to 23.04
	2008	3,917	11.61 to 11.06	39,679	2.05 to 0.45	0.47	(37.68) to (38.68)

500 Index Trust Series NAV	2012	—	20.07 to 19.55	—	1.55 to 0.80	5.57	13.22 to 12.50
	2011	9,176	17.73 to 17.38	162,262	1.55 to 0.80	1.83	0.84 to 0.09
	2010	6,829	17.58 to 17.36	119,890	1.55 to 0.80	1.98	13.73 to 12.88
	2009	3,111	15.46 to 15.38	48,071	1.55 to 0.80	2.57	23.67 to 23.06

Active Bond Trust Series I	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
	2008	5,542	12.14 to 11.51	64,896	1.90 to 0.45	5.10	(10.94) to (12.23)

Active Bond Trust Series II	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
	2008	23,847	12.06 to 11.37	275,346	2.05 to 0.45	4.72	(11.05) to (12.47)

All Cap Core Trust Series I	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
	2008	4,405	9.09 to 9.02	48,379	1.90 to 0.45	1.57	(39.90) to (40.77)

All Cap Core Trust Series II	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
	2008	682	12.27 to 12.10	7,549	2.05 to 0.45	1.33	(40.02) to (40.98)

All Cap Value Trust Series I	2012	1,128	20.46 to 17.40	19,950	1.90 to 0.45	0.78	10.45 to 8.85
	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
	2008	2,223	13.08 to 11.79	26,764	1.90 to 0.45	0.78	(29.10) to (30.13)

All Cap Value Trust Series II	2012	1,114	21.62 to 21.26	20,988	2.05 to 0.45	0.58	10.13 to 8.37
	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
	2008	2,009	14.62 to 13.94	25,562	2.05 to 0.45	0.54	(29.19) to (30.32)

American Asset Allocation Trust Series I	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to (0.98)
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95
	2009	15,781	10.82 to 10.41	166,221	1.90 to 0.45	1.86	20.87 to 19.71

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series II	2012	91,998	$13.89 to $12.68	$1,205,239	2.05% to 0.45%	1.39%	14.97% to 13.14%
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to (1.19)
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63
	2009	121,062	10.80 to 10.35	1,272,060	2.05 to 0.45	2.01	22.72 to 20.77
	2008	89,206	8.80 to 8.57	771,852	2.05 to 0.45	3.11	(30.15) to (31.26)

American Asset Allocation Trust Series III	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to (0.28)
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81
	2009	12,626	11.35 to 11.19	143,081	1.55 to 0.80	3.11	22.83 to 21.91
	2008	3,703	9.24 to 9.18	34,188	1.55 to 0.80	8.47	(26.08) to (26.57)

American Blue-Chip Income & Growth Trust Series II	2012	—	20.26 to 17.40	—	2.05 to 0.45	—	11.67 to 10.17
	2011	3,674	18.14 to 15.79	60,533	2.05 to 0.45	1.11	(1.89) to (3.44)
	2010	4,252	18.49 to 16.36	72,210	2.05 to 0.45	1.15	11.25 to 9.49
	2009	4,710	16.62 to 14.94	72,695	2.05 to 0.45	1.43	26.56 to 24.55
	2008	5,410	13.13 to 11.99	66,643	2.05 to 0.45	3.81	(37.05) to (38.05)

American Blue-Chip Income & Growth Trust Series III	2012	—	13.19 to 12.73	—	1.55 to 0.80	0.01	11.79 to 11.09
	2011	13,985	11.80 to 11.46	164,387	1.55 to 0.80	1.83	(1.74) to (2.47)
	2010	12,453	12.01 to 11.75	149,125	1.55 to 0.80	1.90	11.39 to 10.56
	2009	9,830	10.78 to 10.63	105,779	1.55 to 0.80	2.96	26.77 to 25.82
	2008	1,817	8.50 to 8.45	15,441	1.55 to 0.80	10.53	(31.98) to (32.43)

American Global Growth Trust Series II	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.6	146,410	2.05 to 0.45	0.73	(9.81) to (11.24)
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92
	2009	16,435	11.44 to 10.96	182,646	2.05 to 0.45	0.88	40.78 to 38.55
	2008	17,516	8.13 to 7.91	139,771	2.05 to 0.45	2.33	(38.96) to (39.93)

American Global Growth Trust Series III	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	(9.64) to (10.32)
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08
	2009	197	11.80 to 11.63	2,315	1.55 to 0.80	2.27	41.09 to 40.03
	2008	32	8.36 to 8.30	270	1.55 to 0.80	11.31	(33.12) to (33.56)

American Global Small Capitalization Trust Series II	2012	4,714	11.33 to 10.35	50,288	2.05 to 0.45	0.70	16.96 to 15.09
	2011	5,415	9.69 to 8.99	49,914	2.05 to 0.45	0.68	(19.99) to (21.26)
	2010	6,333	12.11 to 11.42	73,719	2.05 to 0.45	1.12	21.30 to 19.38
	2009	7,183	9.98 to 9.56	69,662	2.05 to 0.45	0.00	59.72 to 57.18
	2008	7,111	6.25 to 6.09	43,637	2.05 to 0.45	1.24	(54.00) to (54.74)

American Global Small Capitalization Trust Series III	2012	2,882	11.79 to 11.36	33,819	1.55 to 0.80	1.19	17.23 to 16.35
	2011	3,240	10.06 to 9.77	32,466	1.55 to 0.80	1.34	(19.88) to (20.48)
	2010	2,737	12.55 to 12.28	34,259	1.55 to 0.80	1.57	21.52 to 20.62
	2009	2,977	10.33 to 10.18	30,698	1.55 to 0.80	0.05	59.88 to 58.68
	2008	777	6.46 to 6.42	5,017	1.55 to 0.80	7.92	(48.32) to (48.67)

American Growth Trust Series II	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	(5.22) to (6.72)
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74
	2009	64,066	18.31 to 16.46	1,013,458	2.05 to 0.45	0.08	38.05 to 35.86
	2008	74,067	13.27 to 12.12	860,203	2.05 to 0.45	1.68	(44.53) to (45.42)

American Growth Trust Series III	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	(5.06) to (5.76)
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86
	2009	5,975	10.34 to 10.19	61,649	1.55 to 0.80	0.90	38.21 to 37.18
	2008	1,283	7.48 to 7.43	9,589	1.55 to 0.80	8.43	(40.17) to (40.57)

American Growth-Income Trust Series I	2012	6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011	7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	(2.53) to (3.93)
	2010	9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97
	2009	10,752	16.87 to 15.32	169,407	1.90 to 0.45	1.10	27.18 to 25.96

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
American Growth-Income Trust Series II	2012	39,801	$21.08 to $18.06	$703,311	2.05% to 0.45%	1.13%	16.42% to 14.56%
	2011	43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	(2.68) to (4.23)
	2010	50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59
	2009	55,869	16.86 to 15.16	820,869	2.05 to 0.45	1.06	30.08 to 28.01
	2008	63,942	12.96 to 11.84	734,827	2.05 to 0.45	1.90	(38.45) to (39.43)
American Growth-Income Trust Series III	2012	18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011	6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	(2.53) to (3.26)
	2010	6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72
	2009	6,436	10.84 to 10.69	69,674	1.55 to 0.80	2.16	30.22 to 29.24
	2008	1,445	8.33 to 8.27	12,028	1.55 to 0.80	8.98	(33.38) to (33.82)
American High-Income Bond Trust Series II	2012	3,402	16.16 to 14.76	51,691	2.05 to 0.45	6.33	12.47 to 10.68
	2011	3,542	14.37 to 13.34	48,383	2.05 to 0.45	6.56	0.87 to (0.73)
	2010	4,170	14.25 to 13.43	57,073	2.05 to 0.45	7.13	14.01 to 12.20
	2009	4,418	12.50 to 11.97	53,605	2.05 to 0.45	6.75	37.80 to 35.61
	2008	3,594	9.07 to 8.83	31,998	2.05 to 0.45	6.39	(24.73) to (25.93)
American High-Income Bond Trust Series III	2012	2,448	17.46 to 16.83	42,540	1.55 to 0.80	6.72	12.63 to 11.79
	2011	2,675	15.50 to 15.06	41,314	1.55 to 0.80	7.46	1.03 to 0.28
	2010	2,741	15.34 to 15.02	41,957	1.55 to 0.80	8.73	14.06 to 13.21
	2009	1,265	13.45 to 13.26	16,993	1.55 to 0.80	26.39	38.08 to 37.05
	2008	11	9.74 to 9.68	103	1.55 to 0.80	37.68	(22.06) to (22.57)
American International Trust Series II	2012	22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011	26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	(14.76) to (16.11)
	2010	28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52
	2009	30,807	26.86 to 24.14	679,801	2.05 to 0.45	0.91	41.77 to 39.52
	2008	36,071	18.95 to 17.30	569,687	2.05 to 0.45	3.67	(42.73) to (43.64)
American International Trust Series III	2012	4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011	4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60
	2009	900	11.51 to 11.35	10,332	1.55 to 0.80	4.68	42.00 to 40.94
	2008	34	8.10 to 8.05	279	1.55 to 0.80	10.20	(35.17) to (35.60)
American New World Trust Series II	2012	4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011	5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	(14.79) to (16.14)
	2010	6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81
	2009	5,874	12.70 to 12.17	72,479	2.05 to 0.45	1.19	48.15 to 45.80
	2008	4,594	8.58 to 8.35	38,682	2.05 to 0.45	2.18	(42.92) to (43.83)
American New World Trust Series III	2012	190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011	228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	(14.71) to (15.34)
	2010	198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03
	2009	132	11.63 to 11.47	1,529	1.55 to 0.80	2.57	48.36 to 47.25
	2008	15	7.84 to 7.79	115	1.55 to 0.80	12.33	(37.28) to (37.70)
Balanced Trust Series I	2012	—	17.95 to 17.55	—	1.55 to 0.80	4.54	8.33 to 8.07
	2011	45	16.57 to 16.24	748	1.55 to 0.80	1.66	0.21 to (0.54)
	2010	27	16.53 to 16.33	444	1.55 to 0.80	1.24	11.69 to 10.85
	2009		14.80 to 14.73	107	1.55 to 0.80	2.26	18.42 to 17.84
Basic Value Focus (a)	2012	235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011	281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	(3.99) to (4.47)
	2010	382	29.22 to 14.98	8,946	1.90 to 1.40	1.39	11.11 to 10.55
	2009	455	26.30 to 13.55	9,606	1.90 to 1.40	1.84	29.09 to 28.45
	2008	560	20.38 to 10.55	9,193	1.90 to 1.40	1.86	(37.72) to (38.03)
Blue Chip Growth Trust Series I	2012	8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011	10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to (0.47)
	2010	12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97
	2009	14,833	15.12 to 11.91	265,754	1.90 to 0.45	0.14	42.25 to 40.21
	2008	17,615	10.63 to 8.49	224,482	1.90 to 0.45	0.31	(42.79) to (43.62)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Blue Chip Growth Trust Series II	2012	6,083	$20.29 to $19.55	$106,689	2.05% to 0.45%	0.00%	17.56% to 15.68%
	2011	7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to (0.81)
	2010	7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59
	2009	8,551	15.00 to 14.84	113,765	2.05 to 0.45	0.09	41.92 to 39.67
	2008	9,393	10.74 to 10.46	89,182	2.05 to 0.45	0.14	(42.89) to (43.80)
Bond PS Series II	2012	22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011	176	12.64 to 12.56	2,232	2.00 to 0.80	1.47	1.11 to 0.50
Bond Trust Series I	2012	18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011	18,061	12.58 to 12.56	227,156	1.55 to 0.80	3.65	0.64 to 0.51
Bond Trust Series II	2012	42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011	44,532	12.58 to 12.55	559,347	2.05 to 0.45	3.36	0.67 to 0.40
Capital Appreciation Trust Series I	2012	12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011	14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	(0.37) to (1.80)
	2010	17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73
	2009	11,642	11.62 to 9.80	105,780	1.90 to 0.45	0.25	41.65 to 39.61
	2008	13,837	8.33 to 6.92	89,610	1.90 to 0.45	0.43	(37.50) to (38.41)
Capital Appreciation Trust Series II	2012	3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011	4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	(0.62) to (2.19)
	2010	4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31
	2009	4,634	16.49 to 15.15	62,886	2.05 to 0.45	0.05	41.41 to 39.16
	2008	4,711	11.85 to 10.71	45,780	2.05 to 0.45	0.22	(37.64) to (38.63)
Capital Appreciation Value Trust Series II	2012	19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011	21,275	13.65 to 12.9	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010	24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33
	2009	27,231	11.78 to 11.49	315,680	2.05 to 0.45	2.10	29.25 to 27.20
	2008	14,299	9.12 to 9.04	129,560	2.05 to 0.45	1.23	(27.08) to (27.71)
Core Allocation Plus Trust Series I	2012	1,427	13.42 to 12.94	19,050	1.55 to 0.80	1.28	12.67 to 11.83
	2011	1,680	11.91 to 11.57	19,937	1.55 to 0.80	1.33	(3.09) to (3.81)
	2010	1,753	12.29 to 12.03	21,489	1.55 to 0.80	1.14	9.62 to 8.80
	2009	1,749	11.22 to 11.06	19,574	1.55 to 0.80	2.17	24.21 to 23.28
	2008	460	9.03 to 8.97	4,147	1.55 to 0.80	1.98	(27.76) to (28.24)
Core Allocation Plus Trust Series II	2012	10,880	13.17 to 12.24	136,809	2.05 to 0.45	1.16	12.84 to 11.04
	2011	11,824	11.67 to 11.03	133,054	2.05 to 0.45	1.09	(2.95) to (4.49)
	2010	12,998	12.03 to 11.55	152,254	2.05 to 0.45	0.91	9.79 to 8.05
	2009	13,790	10.95 to 10.69	148,644	2.05 to 0.45	1.69	24.54 to 22.56
	2008	5,294	8.80 to 8.72	46,295	2.05 to 0.45	1.05	(29.64) to (30.25)
Core Allocation Trust Series I	2012	—	17.29 to 16.91	—	1.55 to 0.80	0.49	8.67 to 8.40
	2011	786	15.91 to 15.60	12,486	1.55 to 0.80	4.05	(2.27) to (3.00)
	2010	629	16.28 to 16.08	10,234	1.55 to 0.80	3.24	10.12 to 9.30
	2009	241	14.79 to 14.71	3,561	1.55 to 080	7.68	18.30 to 17.71
Core Allocation Trust Series II	2012	—	17.75 to 14.67	—	2.10 to 0.45	0.19	8.73 to 8.15
	2011	5,908	16.32 to 13.57	93,838	2.10 to 0.45	3.72	(2.13) to (3.73)
	2010	4,171	16.68 to 14.09	68,382	2.10 to 0.45	2.82	12.73 to 10.23
	2009	1,859	15.13 to 14.97	27,950	2.05 to 0.45	6.06	21.06 to 19.77
Core Allocation Trust Series NAV	2012	—	14.99	—	1.20	0.57	8.58
	2011	2	13.81	24	1.20	3.97	(2.62)
Core Balanced Trust Series I	2012	—	17.85 to 17.45	—	1.55 to 0.80	5.53	8.29 to 8.03
	2011	1,678	16.48 to 16.16	27,592	1.55 to 0.80	1.98	0.35 to (0.40)
	2010	1,164	16.42 to 16.22	19,081	1.55 to 0.80	2.82	11.30 to 10.47
	2009	343	14.75 to 14.68	5,061	1.55 to 0.80	3.83	18.04 to 17.46
Core Balanced Trust Series II	2012	—	18.36 to 15.01	—	2.10 to 0.45	5.29	8.36 to 7.78
	2011	10,421	16.94 to 13.93	171,902	2.10 to 0.45	1.74	0.44 to (1.20)
	2010	7,593	16.87 to 14.10	125,984	2.10 to 0.45	2.29	12.80 to 11.55
	2009	2,944	15.12 to 14.96	44,238	2.05 to 0.45	2.72	21 to 19.71
Core Balanced Trust Series NAV	2012	—	15.35	—	1.20	5.56	8.17
	2011	24	14.19	341	1.20	1.78	0.00

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Core Balanced Strategy Trust Series NAV	2012	—	$15.89	—	1.60%	—	5.86%
	2011	230	15.01	3,448	1.60	2.51	0.66
	2010	237	14.91	3,531	1.60	2.63	9.07
	2009	201	13.67	2,742	1.60	4.97	9.37
Core Bond Trust Series II	2012	638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12 to 7.38
	2008	628	14.05 to 13.25	8,460	2.05 to 0.45	7.75	2.68 to 1.05
Core Disciplined Diversification Trust Series II	2012	—	18.28 to 14.76	—	2.10 to 0.45	—	8.22 to 7.64
	2011	10,675	16.89 to 13.71	175,398	2.10 to 0.45	2.15	(2.41) to (4.01)
	2010	8,099	17.31 to 14.28	137,776	2.10 to 0.45	2.39	14.27 to 11.70
	2009	3,712	15.49 to 15.33	57,114	2.05 to 0.45	3.81	23.95 to 22.63
Core Fundamental Holdings Trust Series II	2012	16,596	14.91 to 14.79	285,646	2.10 to 0.35	1.83	10.42 to 8.50
	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17 to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81 to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41 to 17.16
Core Fundamental Holdings Trust Series III	2012	1,417	17.47 to 17.00	24,658	1.55 to 0.80	2.15	10.29 to 9.46
	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18 to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20 to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85 to 15.28
Core Global Diversification Trust Series I	2012	10	15.18	157	1.20	8.06	11.77
	2011	10	13.58	140	1.20	2.14	(4.70)
Core Global Diversification Trust Series II	2012	17,002	14.76 to 14.54	291,005	2.10 to 0.35	7.82	12.50 to 10.54
	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09) to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30 to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4 to 21.10
Core Global Diversification Trust Series III	2012	1,054	17.36 to 16.89	18,237	1.55 to 0.80	8.02	12.44 to 11.59
	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13) to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84 to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48 to 18.90
Core Strategy Trust Series II	2012	42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44) to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11 to 19.18
	2008	31,257	10.59 to 10.11	318,495	2.05 to 0.45	1.41	(26.80) to (27.97)
Core Strategy Trust Series NAV	2012	601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011	408	15.72	6,412	1.20	2.20	(1.01)
	2010	442	15.88	7,020	1.20	2.32	14.16 to 11.22
	2009	422	14.27	6,031	1.20	3.14	14.20 to 10.40
Disciplined Diversification Trust Series II	2012	14,939	14.26 to 13.26	203,638	2.05 to 0.45	2.16	12.09 to 10.30
	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73) to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67 to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39 to 24.39
	2008	8,663	9.18 to 9.10	79,086	2.05 to 0.45	1.85	(26.55) to (27.19)
DWS Equity 500 Index (a)	2012	637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04 to 23.24
	2008	1,126	14.25 to 11.66	15,769	2.05 to 1.40	2.09	(38.24) to (38.64)
Equity-Income Trust Series I	2012	7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25) to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15 to 23.35
	2008	13,650	14.33 to 10.87	261,747	1.90 to 0.45	2.24	(36.25) to (37.17)
Equity-Income Trust Series II	2012	8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46) to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98 to 23
	2008	11,489	12.57 to 11.91	126,409	2.05 to 0.45	2.11	(36.45) to (37.46)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Financial Services Trust Series I	2012	752	$15.80 to $13.71	$10,491	1.90% to 0.45%	0.77%	17.52% to 15.82%
	2011	891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	(9.92) to (11.21)
	2010	1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14
	2009	1,450	13.35 to 12.10	17,662	1.90 to 0.45	0.70	40.77 to 38.74
	2008	1,624	9.48 to 8.72	14,200	1.90 to 0.45	0.82	(44.90) to (45.70)
Financial Services Trust Series II	2012	1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011	1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	(10.07) to (11.49)
	2010	1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
	2009	2,251	14.85 to 14.32	29,096	2.05 to 0.45	0.51	40.35 to 38.12
	2008	2,477	10.75 to 10.20	23,207	2.05 to 0.45	0.66	(45.00) to (45.88)
Founding Allocation Trust Series I	2012	3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011	3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	(2.19) to (2.92)
	2010	3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
	2009	3,794	11.33 to 11.17	42,903	1.55 to 0.80	5.28	30.42 to 29.45
	2008	1,345	8.69 to 8.63	11,671	1.55 to 0.80	6.91	(30.51) to (30.97)
Founding Allocation Trust Series II	2012	93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011	103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05) to (3.70)
	2010	116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20
	2009	128,398	17.26 to 9.68	1,261,886	2.05 to 0.35	3.86	30.67 to 28.46
	2008	136,082	13.21 to 7.54	1,035,742	2.05 to 0.35	2.91	5.67 to (36.87)
Fundamental All Cap Core Trust Series II	2012	2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011	3,148	18.72 to 16.3	53,548	2.05 to 0.45	0.83	(2.73) to (4.27)
	2010	3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80
	2009	4,142	16.21 to 14.57	62,407	2.05 to 0.45	1.17	27.45 to 25.42
	2008	4,771	12.72 to 11.62	57,017	2.05 to 0.45	0.62	(43.50) to (44.40)
Fundamental Holdings Trust Series II	2012	74,401	13.17 to 12.13	929,069	2.05 to 0.45	1.55	11.96 to 10.18
	2011	81,570	11.76 to 11.01	918,855	2.05 to 0.45	1.32	(1.65) to (3.20)
	2010	89,991	12.16 to 11.37	1,041,332	2.05 to 0.35	1.38	7.96 to 1.20
	2009	94,707	12.01 to 10.54	1,009,532	2.05 to 0.35	1.67	26.24 to 24.11
	2008	64,804	9.52 to 8.49	553,472	2.05 to 0.35	5.63	(23.87) to (32.37)
Fundamental Holdings Trust Series III	2012	4,484	13.91 to 13.41	62,110	1.55 to 0.80	2.03	12.02 to 11.17
	2011	4,846	12.42 to 12.06	59,987	1.55 to 0.80	1.86	(1.49) to (2.23)
	2010	4,994	12.61 to 12.34	62,808	1.55 to 0.80	1.91	9.83 to 9.01
	2009	4,976	11.48 to 11.32	57,028	1.55 to 0.80	2.67	26.26 to 25.32
	2008	1,576	9.09 to 9.03	14,319	1.55 to 0.80	9.38	(27.26) to (27.74)
Fundamental Large Cap Value Trust Series II	2012	862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011	791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to (0.43)
	2010	851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.6 to 10.81
	2009	969	13.00 to 11.87	11,846	2.05 to 0.45	1.88	23.95 to 21.98
	2008	1,107	10.49 to 9.74	11,037	2.05 to 0.45	2.09	(41.63) to (42.56)
Fundamental Value Trust Series I	2012	16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011	19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	(4.21) to (5.59)
	2010	24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97
	2009	28,241	14.23 to 13.07	368,109	1.90 to 0.45	0.92	31.19 to 29.3
	2008	33,466	10.85 to 10.11	336,160	1.90 to 0.45	2.42	(39.59) to (40.47)
Fundamental Value Trust Series II	2012	14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011	16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	(4.42) to (5.93)
	2010	19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59
	2009	22,342	15.57 to 15.29	305,287	2.05 to 0.45	0.73	31 to 28.92
	2008	23,786	12.08 to 11.67	251,341	2.05 to 0.45	0.64	(39.73) to (40.69)
Global Allocation (a)	2012	45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011	52	25.9 to 15.28	816	1.90 to 1.40	1.83	(4.97) to (5.44)
	2010	64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82
	2009	70	25.40 to 14.84	1,080	1.90 to 1.40	1.78	19.37 to 18.77
	2008	80	21.39 to 12.43	1,038	1.90 to 1.40	1.95	(20.69) to (21.09)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Global Bond Trust Series I	2012	1,983	$27.21 to $24.02	$61,078	1.90% to 0.45%	7.02%	6.55% to 5.00%
	2011	2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010	2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23
	2009	3,158	21.42 to 19.75	80,083	1.90 to 0.45	12.24	14.87 to 13.22
	2008	3,603	18.64 to 17.44	81,496	1.90 to 0.45	0.63	(4.91) to (6.28)
Global Bond Trust Series II	2012	6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011	7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010	8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89
	2009	9,500	20.84 to 15.37	176,112	2.05 to 0.45	11.74	14.62 to 12.8
	2008	9,374	18.18 to 13.62	154,496	2.05 to 0.45	0.58	(5.09) to (6.60)
Global Diversification Trust Series II	2012	56,688	13.24 to 12.19	711,503	2.05 to 0.45	1.53	15.03 to 13.20
	2011	62,998	11.51 to 10.77	694,418	2.05 to 0.45	1.63	(6.96) to (8.43)
	2010	69,808	12.65 to 11.77	835,495	2.05 to 0.35	1.80	10.02 to 0.89
	2009	74,544	12.54 to 10.69	806,356	2.05 to 0.35	1.81	35.81 to 33.53
	2008	62,576	9.23 to 8.01	504,068	2.05 to 0.35	4.62	(26.13) to (36.18)
Global Trust Series I	2012	6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011	7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	(6.42) to (7.76)
	2010	8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73
	2009	9,050	14.26 to 12.37	157,234	1.90 to 0.45	1.71	30.78 to 28.90
	2008	6,778	10.91 to 9.60	109,603	1.90 to 0.45	1.91	(39.82) to (40.69)
Global Trust Series II	2012	1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011	1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	(6.64) to (8.12)
	2010	1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37
	2009	2,125	16.19 to 15.59	30,510	2.05 to 0.45	1.43	30.51 to 28.44
	2008	2,398	12.61 to 11.95	26,665	2.05 to 0.45	1.61	(39.91) to (40.87)
Health Sciences Trust Series I	2012	1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011	1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010	1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52
	2009	2,244	19.75 to 17.17	40,345	1.90 to 0.45	0.00	31.22 to 29.33
	2008	2,673	15.05 to 13.28	37,029	1.90 to 0.45	0.00	(30.22) to (31.23)
Health Sciences Trust Series II	2012	1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011	2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010	2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13
	2009	2,553	21.31 to 20.04	47,857	2.05 to 0.45	0.00	30.96 to 28.89
	2008	2,876	16.27 to 15.55	41,778	2.05 to 0.45	0.00	(30.37) to (31.48)
High Yield Trust Series I	2012	2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011	2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to (1.00)
	2010	3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64
	2009	3,881	17.58 to 16.77	67,491	1.90 to 0.45	11.77	53.82 to 51.61
	2008	4,032	11.43 to 11.06	46,087	1.90 to 0.45	8.15	(29.84) to (30.85)
High Yield Trust Series II	2012	3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011	3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to (1.37)
	2010	4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23
	2009	5,174	19.76 to 16.88	90,802	2.05 to 0.45	13.15	53.66 to 51.23
	2008	4,362	12.86 to 11.16	50,595	2.05 to 0.45	8.02	(30.02) to (31.13)
International Core Trust Series I	2012	1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011	2,030	13.8 to 13.18	26,507	1.90 to 0.45	2.17	(9.98) to (11.28)
	2010	2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52
	2009	2,759	14.05 to 13.82	37,608	1.90 to 0.45	2.41	18.11 to 16.41
	2008	3,231	11.90 to 11.87	37,670	1.90 to 0.45	4.76	(38.90) to (39.78)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
International Core Trust Series II	2012	1,164	$20.58 to $18.45	$18,648	2.05% to 0.45%	2.50%	14.31% to 12.48%
	2011	1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	(10.20) to (11.63)
	2010	1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16
	2009	1,799	19.32 to 16.51	26,618	2.05 to 0.45	2.16	17.99 to 16.12
	2008	1,971	16.63 to 13.99	24,822	2.05 to 0.45	4.67	(39.05) to (40.02)
International Equity Index Trust A Series I	2012	—	19.40 to 17.15	—	1.90 to 0.45	3.04	10.47 to 9.12
	2011	1,315	17.56 to 15.71	21,372	1.90 to 0.45	2.86	(14.62) to (15.85)
	2010	1,662	20.57 to 18.67	31,951	1.90 to 0.45	2.55	10.37 to 8.79
	2009	806	18.64 to 17.17	14,194	1.90 to 0.45	13.38	37.24 to 35.26
	2008	964	13.58 to 12.69	12,493	1.90 to 0.45	1.89	(44.80) to (45.59)
International Equity Index Trust A Series II	2012	—	19.07 to 16.64	—	2.05 to 0.45	2.75	10.27 to 8.80
	2011	1,659	17.29 to 15.29	25,980	2.05 to 0.45	2.76	(14.81) to (16.16)
	2010	1,998	20.29 to 18.24	37,023	2.05 to 0.45	2.18	10.22 to 9.07
	2009	912	18.41 to 16.82	15,753	2.05 to 0.45	13.97	36.87 to 34.69
	2008	996	13.45 to 12.48	12,716	2.05 to 0.45	1.70	(44.89) to (45.77)
International Equity Index Trust B Series NAV	2012	1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011	2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	(15.18) to (15.73)
	2010	2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18
	2009	2,431	9.88 to 9.72	23,976	2.05 to 1.40	3.74	36.87 to 35.99
	2008	2,852	7.22 to 7.15	20,583	2.05 to 1.40	2.60	(45.16) to (45.52)
International Equity Index Trust B Series I	2012	1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69
International Equity Index Trust B Series II	2012	1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63
International Growth Stock Trust Series II	2012	1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71
International Opportunities Trust Series II	2012	—	15.49 to 13.74	—	2.05 to 0.45	1.94	7.70 to 6.25
	2011	1,850	14.39 to 12.93	23,511	2.05 to 0.45	0.67	(16.50) to (17.83)
	2010	2,261	17.23 to 15.74	35,029	2.05 to 0.45	1.21	12.88 to 11.09
	2009	2,507	15.26 to 14.16	34,890	2.05 to 0.45	0.81	36.65 to 34.48
	2008	2,821	11.17 to 10.53	29,250	2.05 to 0.45	0.90	(50.88) to (51.67)
International Small Company Trust Series I	2012	2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011	2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	(16.60) to (17.80)
	2010	3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40
	2009	3,936	12.28 to 12.26	48,283	1.90 to 0.45	0.78	(1.76) to (1.95)
International Small Company Trust Series II	2012	1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011	1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	(16.80) to (18.12)
	2010	2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97
	2009	2,329	12.28 to 12.25	28,557	2.05 to 0.45	0.77	(1.76) to (1.97)
International Value Trust Series I	2012	4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011	5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	(13.24) to (14.49)
	2010	6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95
	2009	8,033	19.02 to 18.15	133,409	1.90 to 0.45	2.12	35.16 to 33.22
	2008	9,996	14.07 to 13.62	124,275	1.90 to 0.45	3.17	(42.92) to (43.75)
International Value Trust Series II	2012	4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011	5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	(13.38) to (14.75)
	2010	6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58
	2009	6,734	22.43 to 20.25	123,005	2.05 to 0.45	1.97	34.98 to 32.84
	2008	7,623	16.88 to 15.00	104,997	2.05 to 0.45	3.07	(43.07) to (43.98)
Investment Quality Bond Trust Series I	2012	10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011	10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010	9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43
	2009	8,811	22.23 to 16.56	156,994	1.90 to 0.45	5.32	11.94 to 10.33
	2008	5,071	19.86 to 15.01	103,084	1.90 to 0.45	6.59	(2.12) to (3.53)
Investment Quality Bond Trust Series II	2012	5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011	6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010	7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12
	2009	8,375	17.98 to 14.48	135,967	2.05 to 0.45	5.56	11.7 to 9.92
	2008	6,302	16.09 to 13.17	92,405	2.05 to 0.45	5.85	(2.26) to (3.82)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Large Cap Trust Series I	2012	—	$15.67 to $14.16	—	1.90% to 0.45%	1.56%	13.67% to 13.13%
	2011	7,956	13.78 to 12.51	102,935	1.90 to 0.45	1.30	(2.50) to (3.90)
	2010	9,394	14.14 to 13.02	125,850	1.90 to 0.45	1.05	13.23 to 11.61
	2009	10,814	12.48 to 11.67	129,172	1.90 to 0.45	1.92	30.26 to 28.38
	2008	12,717	9.58 to 9.09	117,779	1.90 to 0.45	1.31	(39.79) to (40.66)
Large Cap Trust Series II	2012	—	15.51 to 13.87	—	2.05 to 0.45	1.25	13.62 to 13.03
	2011	639	13.65 to 12.27	8,074	2.05 to 0.45	1.13	(2.71) to (4.25)
	2010	704	14.03 to 12.81	9,264	2.05 to 0.45	0.84	13.03 to 11.24
	2009	790	12.41 to 11.52	9,291	2.05 to 0.45	1.72	29.96 to 27.90
	2008	932	9.55 to 9.01	8,533	2.05 to 0.45	1.09	(39.95) to (40.90)
Lifestyle Aggressive Trust Series I	2012	4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011	5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	(6.92) to (8.26)
	2010	6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26
	2009	6,570	14.29 to 13.77	95,283	1.90 to 0.45	1.03	35.02 to 33.08
	2008	7,208	10.58 to 10.35	78,078	1.90 to 0.45	1.64	(42.25) to (43.09)
Lifestyle Aggressive Trust Series II	2012	8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011	10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	(7.14) to (8.61)
	2010	11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77
	2009	12,202	17.67 to 16.54	178,414	2.05 to 0.45	0.85	34.85 to 32.71
	2008	12,730	13.32 to 12.27	140,031	2.05 to 0.45	1.49	(42.41) to (43.33)
Lifestyle Balanced Trust Series I	2012	36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011	40,215	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to (1.27)
	2010	40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64
	2009	40,030	18.60 to 15.29	662,526	1.90 to 0.45	4.71	30.16 to 28.29
	2008	35,216	14.29 to 11.92	488,816	1.90 to 0.45	2.92	(31.61) to (32.60)
Lifestyle Balanced Trust Series II	2012	514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011	560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to (1.66)
	2010	606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06
	2009	611,485	16.63 to 11.30	9,123,269	2.05 to 0.35	4.44	30.02 to 27.83
	2008	536,639	13.01 to 8.69	6,354,575	2.05 to 0.35	3.27	(30.48) to (32.84)
Lifestyle Balanced Trust Series NAV	2012	5	15.37	71	1.20	2.25	10.56
	2011	5	13.9	70	1.20	3.57	(0.53)
Lifestyle Balanced PS Series II	2012	12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011	5,516	12.43 to 12.15	67,247	2.00 to 0.80	2.86	(0.56) to (2.82)
Lifestyle Conservative Trust Series I	2012	11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011	11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010	11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07
	2009	11,453	21.47 to 15.99	208,449	1.90 to 0.45	5.85	21.16 to 19.42
	2008	8,662	17.72 to 13.39	143,844	1.90 to 0.45	4.40	(15.95) to (17.16)
Lifestyle Conservative Trust Series II	2012	133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011	136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010	141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39
	2009	133,572	15.23 to 12.60	2,071,302	2.05 to 0.35	5.98	21.01 to 18.98
	2008	89,201	12.80 to 10.41	1,171,315	2.05 to 0.35	5.44	(16.69) to (17.39)
Lifestyle Conservative PS Series II	2012	4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011	2,167	12.52 to 12.50	27,160	2.00 to 0.80	3.27	0.13 to (0.03)
Lifestyle Growth Trust Series I	2012	37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011	37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	(2.04) to (3.45)
	2010	36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89
	2009	35,026	16.54 to 14.50	534,792	1.90 to 0.45	3.45	32.70 to 30.79
	2008	33,091	12.47 to 11.09	410,760	1.90 to 0.45	2.40	(36.89) to (37.80)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Lifestyle Growth Trust Series II	2012	708,897	$15.33 to $13.43	$11,862,337	2.10% to 0.35%	1.63%	13.19% to 11.21%
	2011	737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44
	2009	783,017	17.07 to 10.78	11,149,868	2.05 to 0.35	3.24	32.48 to 30.25
	2008	739,885	13.11 to 8.14	8,170,434	2.05 to 0.35	2.53	(34.88) to (37.96)
Lifestyle Growth Trust Series NAV	2012	36	15.79	576	1.20	2.48	12.54
	2011	11	14.03	150	1.20	2.83	(2.72)
Lifestyle Growth PS Series II	2012	12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011	7,241	12.39 to 11.92	86,637	2.00 to 0.80	2.16	(0.89) to (4.63)
Lifestyle Moderate Trust Series I	2012	13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011	14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010	14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47
	2009	13,923	19.83 to 15.50	245,632	1.90 to 0.45	4.95	26.69 to 24.87
	2008	12,359	15.65 to 12.41	188,774	1.90 to 0.45	3.72	(24.57) to (25.66)
Lifestyle Moderate Trust Series II	2012	162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011	172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010	182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75
	2009	175,830	15.75 to 12.00	2,638,640	2.05 to 0.35	5.00	26.42 to 24.29
	2008	137,848	12.67 to 9.49	1,689,787	2.05 to 0.35	4.26	(24.06) to (25.90)
Lifestyle Moderate PS Series II	2012	5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011	2,737	12.48 to 12.31	33,824	2.00 to 0.80	2.82	(0.20) to (1.48)
Mid Cap Index Trust Series I	2012	1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011	1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	(2.69) to (4.09)
	2010	1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61
	2009	2,155	19.15 to 16.06	36,668	1.90 to 0.45	1.02	36.15 to 34.19
	2008	2,545	14.06 to 11.97	32,196	1.90 to 0.45	0.93	(36.70) to (37.62)
Mid Cap Index Trust Series II	2012	2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011	3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	(2.90) to (4.44)
	2010	4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26
	2009	4,703	18.47 to 17.24	74,103	2.05 to 0.45	0.84	35.77 to 33.61
	2008	5,042	13.82 to 12.70	59,488	2.05 to 0.45	0.70	(36.81) to (37.82)
Mid Cap Stock Trust Series I	2012	8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011	10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	(9.61) to (10.91)
	2010	10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77
	2009	11,822	16.70 to 16.62	167,211	1.90 to 0.45	0.00	30.76 to 28.88
	2008	13,282	12.96 to 12.71	148,055	1.90 to 0.45	0.00	(44.02) to (44.83)
Mid Cap Stock Trust Series II	2012	4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011	4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	(9.80) to (11.23)
	2010	5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32
	2009	6,241	19.57 to 19.35	107,670	2.05 to 0.45	0.00	30.46 to 28.39
	2008	6,954	15.07 to 15.00	93,272	2.05 to 0.45	0.00	(44.12) to (45.01)
Mid Value Trust Series I	2012	3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011	3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	(5.35) to (6.71)
	2010	4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97
	2009	5,578	15.84 to 14.80	84,585	1.90 to 0.45	0.45	35.03 to 33.73
Mid Value Trust Series II	2012	3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011	4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	(5.46) to (6.96)
	2010	5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44
	2009	6,142	15.82 to 14.68	92,029	2.05 to 0.45	0.35	45.36 to 43.05
	2008	700	10.89 to 10.26	7,325	2.05 to 0.45	0.92	(35.17) to (36.21)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Money Market Trust Series I	2012	8,934	$16.16 to $11.85	$133,630	2.10% to 0.45%	0.00%	(0.44)% to (2.08)%
	2011	11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	(0.38) to (2.00)
	2010	11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	(0.45) to (1.22)
	2009	15,261	16.36 to 12.61	240,290	1.90 to 0.45	0.22	(0.25) to (1.69)
	2008	22,608	16.40 to 12.83	365,001	1.90 to 0.45	1.73	1.31 to (0.16)
Money Market Trust Series II	2012	53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	(0.34) to (2.03)
	2011	69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	(0.28) to (1.95)
	2010	65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	(0.35) to (2.03)
	2009	88,917	12.53 to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27) to (1.95)
	2008	107,097	12.70 to 12.56	1,383,024	2.05 to 0.35	1.38	0.52 to (0.51)
Money Market Trust B Series NAV	2012	2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	(1.35) to (1.99)
	2011	2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	(1.30) to (1.94)
	2010	2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	(1.34) to (1.98)
	2009	2,575	12.74 to 12.52	32,692	2.05 to 1.40	0.49	(0.92) to (1.56)
	2008	2,982	12.86 to 12.72	38,239	2.05 to 1.40	2.10	0.69 to 0.04
Mutual Shares Trust Series I	2012	15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011	16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	(1.73) to (2.46)
	2010	14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80
	2009	11,608	10.59 to 10.44	122,736	1.55 to 0.80	2.01	26.32 to 25.38
	2008	2,191	8.38 to 8.33	18,360	1.55 to 0.80	2.97	(32.93) to (33.37)
Natural Resources Trust Series II	2012	3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	(0.23) to (1.82)
	2011	3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	(20.73) to (21.99)
	2010	4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54
	2009	4,957	41.67 to 37.46	173,158	2.05 to 0.45	0.68	58.18 to 55.67
	2008	4,520	26.34 to 24.06	103,282	2.05 to 0.45	0.28	(51.93) to (52.70)
PIMCO All Asset (a)	2012	1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011	1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to (0.40)
	2010	1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42
	2009	1,526	16.57 to 15.14	23,774	2.05 to 0.45	6.80	20.77 to 18.85
	2008	1,542	13.72 to 12.74	20,097	2.05 to 0.45	5.31	(16.55) to (17.88)
Real Estate Securities Trust Series I	2012	1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011	1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010	1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77
	2009	2,091	22.75 to 20.62	48,549	1.90 to 0.45	3.38	29.59 to 27.72
	2008	2,584	17.55 to 16.15	46,813	1.90 to 0.45	3.13	(39.70) to (40.57)
Real Estate Securities Trust Series II	2012	2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011	2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010	3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26
	2009	3,297	21.53 to 18.61	62,000	2.05 to 0.45	3.26	29.46 to 27.40
	2008	3,569	16.63 to 14.60	53,641	2.05 to 0.45	2.88	(39.85) to (40.81)
Real Return Bond Trust Series II	2012	3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011	3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010	4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46
	2009	5,613	16.42 to 14.76	85,502	2.05 to 0.45	0.09	18.69 to 16.81
	2008	5,990	13.84 to 12.64	77,729	2.05 to 0.45	0.55	(11.94) to (13.34)
Science & Technology Trust Series I	2012	5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011	6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	(8.16) to (9.48)
	2010	8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27
	2009	9,847	11.97 to 9.36	108,495	1.90 to 0.45	0.00	63.75 to 61.39
	2008	11,304	7.31 to 5.80	77,390	1.90 to 0.45	0.00	(44.70) to (45.50)
Science & Technology Trust Series II	2012	2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011	2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	(8.39) to (9.84)
	2010	3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86
	2009	3,709	16.79 to 16.04	51,365	2.05 to 0.45	0.00	63.40 to 60.81
	2008	3,149	10.44 to 9.81	27,165	2.05 to 0.45	0.00	(44.79) to (45.67)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Short Term Government Income Trust Series I	2012	4,333	$13.08 to $12.59	$55,470	1.90% to 0.45%	1.55%	0.75% to (0.71)%
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57
Short Term Government Income Trust Series II	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to (1.05)
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34
Small Cap Growth Trust Series I	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	(7.56) to (8.25)
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20
	2009	8	11.07 to 10.91	86	1.55 to 0.80	0.00	33.51 to 32.51
	2008	2	8.29 to 8.23	17	1.55 to 0.80	0.00	(33.69) to (34.13)
Small Cap Growth Trust Series II	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	(7.43) to (8.90)
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24
	2009	2,052	16.31 to 15.13	30,671	2.05 to 0.45	0.00	33.82 to 31.70
	2008	2,215	12.18 to 11.49	25,137	2.05 to 0.45	0.00	(40.07) to (41.03)
Small Cap Index Trust Series I	2012	698	19.03 to 12.50	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	16.71 to 12.50	14,214	1.90 to 0.45	1.08	(4.93) to (6.30)
	2010	1,068	17.83 to 12.50	18,602	1.90 to 0.45	0.51	25.80 to 23.99
	2009	1,130	14.38 to 12.50	15,815	1.90 to 0.45	0.80	26.08 to 24.26
	2008	1,375	12.16 to 11.57	15,410	1.90 to 0.45	1.23	(34.01) to (34.96)
Small Cap Index Trust Series II	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	(5.07) to (6.57)
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54
	2009	4,053	17.19 to 15.67	58,966	2.05 to 0.45	0.61	25.78 to 23.78
	2008	4,455	13.88 to 12.46	52,121	2.05 to 0.45	1.03	(34.13) to (35.18)
Small Cap Opportunities Trust Series I	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	(3.60) to (4.98)
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23
	2009	1,686	18.12 to 16.45	28,464	1.90 to 0.45	0.00	33.26 to 31.34
	2008	2,041	13.60 to 12.53	26,145	1.90 to 0.45	2.31	(42.39) to (43.23)
Small Cap Opportunities Trust Series II	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	(3.76) to (5.28)
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72
	2009	1,672	17.95 to 16.14	26,864	2.05 to 0.45	0.00	33.00 to 30.89
	2008	1,805	13.50 to 12.33	22,321	2.05 to 0.45	2.10	(42.51) to (43.43)
Small Cap Value Trust Series I	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to (0.51)
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16
	2009	19	12.48 to 12.30	241	1.55 to 0.80	0.95	27.63 to 26.67
	2008	1	9.78 to 9.71	8	1.55 to 0.80	4.41	(21.77) to (22.29)
Small Cap Value Trust Series II	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to (1.20)
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38
	2009	2,611	15.38 to 14.27	37,414	2.05 to 0.45	0.40	27.81 to 25.78
	2008	3,964	12.03 to 11.35	45,279	2.05 to 0.45	1.00	(26.60) to (27.77)
Small Company Value Trust Series I	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	(1.37) to (2.79)
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08
	2009	3,877	22.46 to 19.37	80,022	1.90 to 0.45	0.37	27.11 to 25.28
	2008	4,835	17.67 to 15.46	79,388	1.90 to 0.45	0.68	(27.38) to (28.43)
Small Company Value Trust Series II	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	(1.64) to (3.20)
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70
	2009	4,564	18.98 to 18.73	78,532	2.05 to 0.45	0.23	26.90 to 24.89
	2008	5,166	15.20 to 14.76	71,273	2.05 to 0.45	0.47	(27.54) to (28.70)

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Smaller Company Growth Trust Series I	2012	1,576	$17.51 to $16.73	$26,754	1.90% to 0.45%	0.00%	15.70% to 14.02%
	2011	1,905	15.13 to 14.67	28,212	1.90 to 0.45	0.00	(7.52) to (8.85)
	2010	2,378	16.36 to 16.10	38,476	1.90 to 0.45	0.00	24.48 to 22.69
	2009	2,847	13.14 to 13.12	37,391	1.90 to 0.45	0.00	5.16 to 4.96
Smaller Company Growth Trust Series II	2012	897	17.40 to 16.55	15,048	2.05 to 0.45	0.00	15.46 to 13.62
	2011	1,221	15.07 to 14.56	17,933	2.05 to 0.45	0.00	(7.71) to (9.17)
	2010	1,433	16.33 to 16.03	23,083	2.05 to 0.45	0.00	24.29 to 22.32
	2009	1,649	13.14 to 13.11	21,623	2.05 to 0.45	0.00	5.09 to 4.87
Strategic Income Opportunities Trust Series I	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53
Strategic Income Opportunities Trust Series II	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to (0.18)
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18
	2009	768	17.11 to 15.63	12,305	2.05 to 0.45	6.37	25.87 to 23.87
	2008	711	13.59 to 12.62	9,164	2.05 to 0.45	9.38	(9.18) to (10.62)
Total Bond Market Trust A Series II	2012	—	13.66 to 13.43	—	2.10 to 0.45	9.83	3.09 to 1.66
	2011	8,743	13.25 to 13.21	123,394	2.10 to 0.45	4.94	6.36 to 4.62
	2010	3,043	12.63 to 12.46	40,747	2.10 to 0.45	3.56	1.01 to (0.32)
	2009	64	13.63 to 12.35	869	2.05 to 1.20	2.31	2.10 to (1.19)
	2008	67	13.49 to 13.35	906	2.05 to 1.40	2.29	4.05 to 3.37
Total Bond Market Trust A - Series NAV	2012	—	14.93 to 14.55	—	1.55 to 0.80	9.56	2.96 to 2.31
	2011	8,369	14.50 to 14.22	121,074	1.55 to 0.80	3.65	6.33 to 5.54
	2010	6,262	13.64 to 13.47	85,282	1.55 to 0.80	4.17	4.99 to 4.20
	2009	2,361	12.99 to 12.93	30,655	1.55 to 0.80	5.95	3.94 to 3.43
Total Bond Market Trust B Series II	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	(0.20) to (0.47)
Total Bond Market Trust B Series NAV	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	(0.24) to (0.36)
Total Return Trust Series I	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62
	2009	12,463	23.01 to 17.81	250,132	1.90 to 0.45	3.98	13.08 to 11.46
	2008	13,162	20.35 to 15.98	237,527	1.90 to 0.45	4.71	2.30 to 0.83
Total Return Trust Series II	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23
	2009	17,776	19.02 to 15.43	306,156	2.05 to 0.45	3.94	12.85 to 11.06
	2008	15,080	16.85 to 13.90	233,587	2.05 to 0.45	4.73	2.14 to 0.51
Total Stock Market Index Trust Series I	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	(0.17) to (1.61)
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99
	2009	1,289	12.11 to 11.36	13,420	1.90 to 0.45	1.60	28.29 to 26.44
	2008	1,405	9.57 to 8.85	11,555	1.90 to 0.45	1.46	(37.48) to (38.39)
Total Stock Market Index Trust Series II	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	(0.29) to (1.87)
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52
	2009	3,056	15.37 to 14.88	41,686	2.05 to 0.45	1.40	27.95 to 25.92
	2008	3,348	12.21 to 11.63	36,104	2.05 to 0.45	1.29	(37.57) to (38.57)
Ultra Short Term Bond Trust Series I	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	(0.27) to (1.02)
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	(0.67) to (1.41)
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	(0.20) to (0.47)
Ultra Short Term Bond Trust Series II	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to (1.73)
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	(0.43) to (2.15)
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	(0.23) to (0.95)
US Equity Trust Series I	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45
US Equity Trust Series II	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Subaccount	Year	(000s)	Highest to Lowest	(000s)	Highest to Lowest*	Income Ratio**	Highest to Lowest***
Utilities Trust Series I	2012	820	$26.09 to $25.31	$19,070	1.90% to 0.45%	3.54%	13.14% to 11.50%
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78
	2009	1,410	19.40 to 19.15	24,792	1.90 to 0.45	4.66	33.17 to 31.25
	2008	1,675	14.78 to 14.38	22,339	1.90 to 0.45	2.42	(38.92) to (39.81)
Utilities Trust Series II	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32
	2009	1,087	29.17 to 27.19	28,487	2.05 to 0.45	4.54	32.87 to 30.76
	2008	1,290	21.95 to 20.79	25,714	2.05 to 0.45	2.18	(39.01) to (39.98)
Value Opportunities (a)	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	(3.90) to (4.38)
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08
	2009	167	51.13 to 13.39	4,610	1.90 to 1.40	0.49	26.46 to 25.83
	2008	225	40.43 to 10.64	4,838	1.90 to 1.40	0.49	(41.03) to (41.33)
Value Trust Series I	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to (0.92)
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92
	2009	5,781	20.14 to 15.58	99,043	1.90 to 0.45	1.36	40.55 to 38.52
	2008	4,528	14.33 to 11.25	67,974	1.90 to 0.45	1.00	(41.14) to (41.99)
Value Trust Series II	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to (1.21)
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49
	2009	1,798	20.25 to 18.02	28,922	2.05 to 0.45	1.12	40.16 to 37.94
	2008	2,060	14.68 to 12.86	24,021	2.05 to 0.45	0.79	(41.22) to (42.16)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

*

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

**

These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1)

(i)     Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H, incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-70728, filed on January 2, 2002.

	(2)	Agreements for custody of securities and similar investments - NOT APPLICABLE.

	(3)	(i) Underwriting Agreement dated August 10, 1995, incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)    Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(a)

(i)      Form of Specimen Flexible Payment Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (VENTURE.100), incorporated by reference to Exhibit 24(b)(4)(a)(i) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

	(b)	(i) Form of Specimen Income Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(ii) Form of Specimen Income Plus for Life-Joint Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(iii)   Form of Specimen Annual Step Death Benefit Rider (BR010.10), incorporated by reference to Exhibit 24(b)(4)(b)(iii) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

(c)

(i)      Form of Specimen Endorsements to Contract (v7): (i) Individual Retirement Annuity Endorsement; (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans — Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

(ii) Form of Roth Individual Retirement Annuity Endorsement— Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

(5)	(a)	Form of Specimen Application for Flexible Payment Deferred Annuity Contract (APPVENIII0509), incorporated by reference to Exhibit 24(b)(5)(a) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-162245, filed on January 18, 2013.

(7)		Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a)

(i)      CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(ii)     Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(b)

(i)      Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

(c)

(i)      Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)     Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(iii)   Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)		Opinion and Consent of Counsel as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-162245, filed on October 16, 2009.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners — NOT APPLICABLE.

(13)	Schedules of computation— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)

(i)      Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—incorporated by reference to Exhibit 24.(b)(15) to Post-Effective Amendment 1 to this Registration Statement, File No. 333-162245, filed on April 30, 2010.

(ii) Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-162245, filed August 2, 2010.

(iii) Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15) to this Registration Statement, filed on May 2, 2011.

(iv)    Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-162245, filed on April 30, 2012.

(v) Power of Attorney for Craig Bromley. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 26, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
Gregory Mack*	Senior Vice President
Steven Moore**	Senior Vice President
Sebastian Pariath*	Senior Vice President and Head of Operations
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
Arnold Bergman*	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block***	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 26, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau†	Vice President
Scott Morin*	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Christopher Sutherland	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 26, 2013

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2012 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2013, there were 3,272 qualified contracts and 1,821 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Edward Eng**, Steven Finch***, Alan Seghezzi***, Christopher Walker** and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Craig Bromley
Craig Bromley Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 26th day of April, 2013.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel—Annuities

EXHIBIT INDEX

Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm

24(b)(15)(v)	Power of Attorney for Craig Bromley